SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




          Date of Report (Date of earliest event reported): May 1, 2006





                            IMPERIAL PETROLEUM, INC.

             (Exact name of registrant as specified in its charter)




NEVADA                           0-9923                             95-338601
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(State or other          (Commission File No.)                  (I.R.S.Employer
jurisdiction of                                              Identification No.)
incorporation)




329 MAIN STREET, SUITE 801, EVANSVILLE, IN                              47708
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(Address of principal executive offices)                             (Zip Code)




Registrant's telephone number, including area code:    (812) - 867-1433




Certain statements set forth in this Form 8-K and other reports filed by the Registrant from time-to-time with the Securities and Exchange Commission relate to management's future plans and objectives and such statements are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Act of 1934, as amended. Although any forward looking statements contained in this Form 8-K or otherwise expressed on behalf of the Company are, to the knowledge and in the judgment of the officers and directors of the Company, expected to prove to come true and to come to pass, management is not able to predict the future with


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absolute  certainty.  Forward looking statements involve known and unknown risks and uncertainties which may cause the Company's actual performance and financial results in future periods to differ materially from any projection, estimate or forecasted result. These risks and uncertainties include, among other things, volatility of commodity prices, changes in interest rates and capital market conditions, competition, risks inherent in the Company's operations, the inexact
nature  of  interpretation   of  seismic  and  other  geological,   geophysical,
petro-physical and geo-chemical data, the imprecise nature of estimating reserves, events that deprive the Company of the services of its Chairman of the Board, Chief Executive Officer and largest shareholder, and such other risks and uncertainties as described from time to time in the Company's periodic reports
and  filings  with  the   Securities   and  Exchange   Commission.   Accordingly
stockholders and potential investors are cautioned that certain events or circumstances could cause actual results to differ materially from those projected, estimated or predicted. The Company does not intend to update forward-looking statements. You should refer to and carefully review the information in future documents we file with the Securities and Exchange Commission.

ITEM 1.01. Execution of a Material Definitive Agreement:

The Registrant entered into a Purchase and Sale Agreement ("Agreement") dated May 1, 2006 by and among Whittier Energy Corporation and Premier Natural Resources, LLC, ("Buyers"), and Imperial Petroleum, Inc. ("Imperial" or " Seller"), whereby Buyers agreed to purchase certain interests in oil and gas fields located in Louisiana, New Mexico, Texas and Mississippi for $15.4 million in cash, subject to normal and customary adjustments. The property sale proceeds will be used to retire debt. The effective date of the sale is February 1, 2006 and is expected to close on or before June 30, 2006. The sale of properties includes approximately 72% of the discounted present value of the Registrant's oil and gas assets. The Registrant will retain certain properties in Louisiana, Texas, a royalty package of interests and a workover rig.

The Agreement requires 10% of the purchase price to be deposited into an escrow account for a period of three months after closing to provide an extended period of time for title review and post-closing adjustments.

The parties have made customary representations and warranties and covenants in the Imperial Agreement and the transaction is subject to certain closing conditions, including the approval of the transaction by Imperial's stockholders, delivery of the purchase price, execution and delivery of closing documents and instruments, and the attainment of appropriate consents to the transaction.

Attached as Exhibit 99 is a copy of the Agreement.

ITEM 9.01 Financial Statements and Exhibits:

     99. Purchase and Sales Agreement between Imperial Petroleum, Inc, ("Seller") and

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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


          Imperial Petroleum, Inc.


      By: ___________________


          Jeffrey T. Wilson, President




     Dated:  May 5, 2006





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Exhibit 99.








                           PURCHASE AND SALE AGREEMENT



                                     between



                            IMPERIAL PETROLEUM, INC.
                                    (Seller)

                                       and



                 WHITTIER ENERGY COMPANY and PREMIER NATURAL RESOURCES, LLC
                                     (Buyer)



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                                TABLE OF CONTENTS



1.    Property to be Sold and Purchased......................................1

2.    Purchase Price.........................................................2

3.    Representations of Seller..............................................3

      (a)   Organization and Qualification...................................3

      (b)   Due Authorization................................................3
      (c)   Approvals........................................................3
      (d)   Valid, Binding and Enforceable...................................4
      (e)   No Litigation....................................................4
      (f)   Warranty of Title................................................4
      (g)   No AFE Items or Well Abandonments, No P&A Liabilities............5
      (h)   Production Marketing.............................................5
      (i)   Gas Balancing, Take or Pay, Allowables...........................5
      (j)   Taxes Paid.......................................................6
      (k)   Hazardous Substances, Applicable Environmental Laws..............6
      (l)   Leases...........................................................6
      (m)   Material Contracts; Operations...................................6
      (m)   Permits..........................................................7
      (n)   Compliance with Laws.............................................7
      (p)   Tax Partnerships.................................................7
      (q)   No Material Misstatement.........................................8
      (r)   Not a Foreign Person.............................................8
      (s)   Consents and Preferential Purchase Rights........................8

4.    Representations of Buyer...............................................8

      (a)   Organization and Qualification...................................8
      (b)   Due Authorization................................................8
      (c)   Approvals........................................................8
      (d)   Valid, Binding and Enforceable...................................8
      (e)   No Litigation....................................................8
      (f)   Sufficient Funds.................................................9
      (g)   Regulatory.......................................................9
      (h)   Independent Evaluation...........................................9
      (i)   Accredited Investor..............................................9

5.    Certain Covenants of Seller Pending Closing............................9

      (a)   Access by Buyer..................................................9
            (i)   Records....................................................9
            (ii)  Physical Inspection.......................................10
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            (iii) Environmental Inspections.................................10
            (iv)  Coordination of Inspections...............................10
            (v)   Copies of Reports.........................................10
            (vi)  Restoration of Properties.................................11
            (vii) Confidentiality Agreement.................................11
      (b)   Interim Operation...............................................11
      (c)   Preferential Rights and Consents................................12

6.    Due Diligence Reviews.................................................13

      (a)   Review By Buyer.................................................13
            (i)    Determination of Defects.................................13
            (ii)  Defect Claim Threshold....................................13
      (b)   Nature of Defects...............................................14
            (i)   NRI or WI Variances.......................................14
            (ii)  Liens.....................................................14
            (iii) Imperfections in Title....................................14
            (iv)  Representation Untrue.....................................14
      (c)   Seller's Response...............................................14
            (i)   Cure......................................................14
            (ii)  Postpone Closing..........................................14
            (iii) Adjustment................................................15
            (iv)  Dispute Resolution........................................15
      (d)   Covered by Representations, Agreements..........................15
      (e)   Definitions.....................................................15
      (f)   Seller's Title Benefit Notices..................................17
      (g)   Remedies for Title Benefits.....................................18

7.    Certain Price Adjustments.............................................18

8.    Conditions Precedent to the Obligations of Buyer to Close.............19

      (a)   Representations True and Correct................................19
      (b)   Compliance with Covenants and Agreements........................19
      (c)   Price Adjustment Limitations....................................19
      (d)   Litigation......................................................19
      (e)   Material Adverse Change.........................................19

9.    Conditions Precedent to the Obligations of Seller to Close............20

      (a)   Representations True and Correct................................20
      (b)   Compliance With Covenants and Agreements........................20
      (c)   Litigation......................................................20
      (d)   Price Adjustment Limitations....................................21
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10.   Closing...............................................................21

      (a)   Actions At Closing..............................................21
            (i)   Delivery of Conveyance....................................22
            (ii)  Federal and State Conveyance Forms........................22
            (iii) Letters in Lieu...........................................22
            (iv)  Affiliate Contracts.......................................22
            (v)   Turn Over Possession......................................22
            (vi)  Payment to Seller.........................................22
            (vii) Non Foreign Status Affidavit..............................23
            (viii)Seller's Loan Documents...................................23
      (b)   Post-Closing Actions............................................23
            (i)   Transfer of Files.........................................23
            (ii)  Certain Disbursements.....................................23

11.   Certain Accounting Adjustments........................................23

      (a)   Adjustments for Revenues and Expenses...........................24
      (b)   Initial Adjustment at Closing...................................24
      (c)   Adjustment Post Closing.........................................25
            (i)   Revised Closing Statement.................................25
            (ii)  Final Statement...........................................25
      (d)   Additional Adjustments..........................................25
      (e)   Accounting Arbitrator...........................................25

12.   Assumption and Indemnification........................................26

      (a)   Indemnity by Buyer..............................................26
      (b)   Indemnity by Seller.............................................26

13.   No Commissions Owed...................................................27

14.   Casualty Loss.........................................................27

      (a)   Oil and Gas Properties..........................................27
      (b)   Other Properties................................................27

15.   Notices...............................................................27

16.   Survival of Provisions, Certain Limitation on Liabilities.............28


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17.   Miscellaneous Matters.................................................29

      (a)   Further Assurances..............................................29
      (b)   Parties Bear Own Expenses, No Special Damages...................29
      (c)   No Sales Taxes..................................................29
      (d)   Entire Agreement................................................29
      (e)   Amendments, Waivers.............................................29
      (f)   Choice of Law...................................................30
      (g)   Headings, Time of Essence, etc..................................30
      (h)   Assignment; Successors and Assigns..............................30
      (i)   Counterpart Execution...........................................30
      (j)   No Press Releases...............................................30
      (k)   Disclaimer......................................................30
      (l)   Arbitration.....................................................31

LIST OF SCHEDULES AND EXHIBITS

Exhibits

A     -     Property Descriptions

B     -     Pulling Equipment

C     -     Form of  Post Closing Escrow Agreement

D     -     Invoicing Report (Agreed Payables)

Schedules

I     -     County/StateWells, Units,  Lease or  Drilling  Locations;  WI;  NRI;
            Allocated Amounts

II    -     Disclosure Schedule
            3(c)..Approvals
            3(e)..Litigation
            3(g)..AFEs, Wells Abandonment, P&A Liabilities
            3(h)  Production Marketing
            3(k)  Hazardous Substances; Applicable Environmental Laws
            3(l)  Leases
            3(m)  Material Contracts; Operations
            3(r)  Preferential Rights and Consents
            5(b)  Interim Operations

III   -     Form of Conveyance

                           PURCHASE AND SALE AGREEMENT

     This Agreement ("Agreement") dated April ___, 2006, is between Imperial Petroleum, Inc., a Nevada corporation (herein called "Seller") and Whittier Energy Company, a Nevada corporation, and Premier Natural Resources, LLC, a Delaware limited liability company (herein collectively called "Buyer").

                                    W I T N E S S E T H:

     1. Property to be Sold and Purchased. Seller agrees to sell and Buyer agrees to purchase, for the consideration hereinafter set forth, and subject to the terms and provisions herein contained, the following described properties, rights and interests:

          (a)...all right, title and interest of Seller in and to the oil and gas leases and other, interests, if any, described on Exhibit A hereto (and any ratifications, amendments and extensions thereof, whether or not the same are described on Exhibit A);

          (b)...Without limitation of the foregoing, all other right, title and interest (of whatever kind or character, whether legal or equitable, and whether vested or contingent) of Seller in and to the leases and other interests, if any, described on Exhibit A hereto and in and to all lands described on Exhibit A or described or covered by such leases or other interests (including, without limitation, interests in oil, gas and/or mineral leases, overriding royalties, production payments, net profits interests, fee mineral interests, fee royalty interests and other interests insofar as they cover such lands), even though Seller's interest therein may be incorrectly described in, or omitted from, such Exhibit A; and

          (c)...all rights, titles and interests of Seller in and to, or otherwise derived from, all presently existing and valid oil, gas and/or mineral unitization, pooling, and/or communitization agreements, declarations, designations and/or orders (including, without limitation, those described on Exhibit A hereto) and in and to the properties covered and the units created thereby (including, without limitation, all units formed under orders, rules, regulations, or other official acts of any federal, state, or other authority having jurisdiction, and voluntary unitization agreements, designations and/or declarations) relating to the properties described in subsections (a) and (b) above;

          (d)...to the extent assignable, all rights, titles and interests of Seller in and to all presently existing and valid production sales contracts, operating agreements, and other agreements and contracts which relate to any of the properties described in subsections (a), (b) and (c) above (the "Contracts"); and

          (e)...all rights, titles and interests of Seller in and to all materials, supplies, machinery, equipment, improvements and other personal property and fixtures (including, but not by way of limitation, all wells, wellhead equipment, pumping units, flowlines, tanks, buildings, saltwater disposal facilities, injection facilities, compression facilities, gathering systems, and other equipment) used in connection with the exploration, development, operation or maintenance of the properties described in subsections (a), (b) and (c) above, and, to the extent assignable, in and to all permits and licenses (including, without limitation, all environmental and other governmental permits, licenses and authorizations), rights of way, easements, and other rights of surface use, water rights and other rights and interests used in connection with the exploration, development, operation or maintenance of the properties described in subsections (a), (b) and (c) above.

     The properties,  rights and interests  described in subsections (a) through
(c) above are herein sometimes called the "Oil and Gas Properties," and the properties, rights and interests described in subsections (a) through (e) above are herein sometimes called the "Properties." It is provided however, that
Properties does not include: (a) all of Seller's corporate minute books, financial records, and other business records that relate to Seller's business generally (including the ownership and operation of the Properties); (b) all trade credits, all accounts, receivables and all other proceeds, income or revenues attributable to the Properties with respect to any period of time prior to the Effective Date (below defined); (c) all claims and causes of action of Seller arising under or with respect to any Contracts that are attributable to periods of time prior to the Effective Date (including claims for adjustments or refunds); (d) all rights and interests of Seller (i) under any policy or agreement of insurance or indemnity, (ii) under any bond or (iii) to any insurance proceeds, arising, in each case, from acts, omissions or events, or damage to or destruction of property (except as provided in Section 14 hereof);
(e) all hydrocarbons produced and sold from the Properties with respect to all periods prior to the Effective Date; (f) all claims of Seller for refunds of or loss carry forwards with respect to (i) production or any other taxes attributable to any period prior to the Effective Date, (ii) income or franchise taxes or (iii) any taxes attributable to any period prior to the Effective Date;
(g) all office leases, office furniture, personal computers and associated peripherals and all radio and telephone equipment not on the Properties; (h) all of Seller's proprietary computer software, patents, trade secrets, copyrights, names, trademarks, logos and other intellectual property; (i) all documents and instruments of Seller that may be protected by an attorney-client privilege; (j) all data that cannot be disclosed to Buyer as a result of confidentiality arrangements under agreements with third parties; (k) all geophysical, and other seismic and related technical data and information relating to the Properties to the extent not assignable without payment of fee or penalty; (l) documents prepared or received by Seller with respect to (i) lists of prospective purchasers for the Properties compiled by Seller, (ii) bids submitted by other prospective purchasers of the Properties, (iii) analyses by Seller of any bids submitted by any prospective purchaser, (iv) correspondence between or among Seller, its respective representatives, and any prospective purchaser other than Buyer and (v) correspondence between Seller or any of its respective representatives with respect to any of the bids, the prospective purchasers, or the transactions contemplated in this Agreement; (m) all vehicles of Seller or its Affiliates (below defined), and (n) the pulling equipment and workover rig described on Exhibit B.

     2. Purchase Price.

     The purchase price for the Properties shall be Fifteen Million and no/100 Dollars ($15,000,000.00) (such amount, unadjusted by any adjustments provided for in this Agreement or agreed to by the parties, being herein called the "Base Purchase Price"). Such Base Purchase Price shall be adjusted as provided in this Agreement (the Base Purchase Price, as so adjusted, and as the same may otherwise be adjusted as provided in this Agreement, being herein called the "Purchase Price"). The Purchase Price shall be paid as provided in Section 10(a)(vi). Additionally, as a part of the consideration given to Seller for Buyer pursuant to this Agreement, Buyer also agrees to assume Seller's payables attributable to the period prior to the Effective Date as set forth on Seller's Invoicing Report (a copy of which is attached hereto as Exhibit D but not to exceed $414,607.67 ("Agreed Payables") regardless of the total amount shown on Exhibit D. To the extent that Seller satisfies any of the Agreed Payables up to $414,607.67 before Closing (defined below), those amounts shall be treated as amounts incurred after the Effective Date and to be borne by Buyer under the provisions of Section 11(a)(i) below.

     3. Representations of Seller. Seller represents to Buyer that:

          (a) Organization and Qualification. Seller is a corporation duly organized and legally existing and in good standing under the laws of the State of Nevada, and is qualified to do business and in good standing in each of the states in which the Properties are located where the laws of such state would require a corporation owning the Properties located in such state to so qualify.

          (b) Due Authorization. Seller has full power to enter into and perform its obligations under this Agreement and has taken all proper action to authorize entering into this Agreement and performance of its obligations hereunder.

          (c) Approvals. Other than requirements (if any) that there be obtained consents to assignment (or waivers of preferential rights to purchase) from third parties, and except for approvals ("Routine Governmental Approvals") required to be obtained from governmental entities that are customarily obtained post-closing and except as described in the Disclosure Schedule (the "Disclosure Schedule") attached hereto as Schedule II, neither the execution and delivery of this Agreement by Seller, nor the consummation of the transactions contemplated hereby by Seller, nor the compliance by Seller with the terms hereof, will result in any default under any agreement or instrument to which Seller is a party or by which any of the Properties are bound, or violate any order, writ, injunction, decree, statute, rule or regulation applicable to Seller or to any of the Properties, except (in each case) as could not be reasonably expected to have a Material Adverse Effect. The term "Material Adverse Effect" shall mean any change, circumstance, condition, effect, event or fact that shall have occurred or been threatened that, when taken together with other adverse changes, could reasonably be expected to have an adverse economic effect on the value of the Properties (taken as a whole) to Buyer greater than fifty thousand dollars ($50,000.00) or which prevent or materially delay the performance by Seller of any of its obligations under this Agreement or the consummation by Seller of the transactions contemplated by this Agreement with an adverse economic effect on the value of the Properties (taken as a whole) to Buyer greater than fifty thousand dollars ($50,000.00); provided, however, in determining whether any changes, circumstances, conditions, effects, events or facts, when taken together, meet the requisite fifty thousand dollar ($50,000.00) threshold necessary to constitute a Material Adverse Effect, as set forth above, no such individual change, circumstance, condition, effect, event or fact, when taken alone, shall be considered for purposes of valuing the adverse economic effect UNLESS the adverse economic effect of each such individual change, circumstance, condition, effect, event or fact, when taken alone, is no less than five thousand dollars ($5,000.00). Further to the foregoing, and without limitation, no change, circumstance, condition, effect, event or fact shall be deemed (individually or in the aggregate) to constitute, nor shall any of the foregoing be taken into account in determining whether there has been or may be, a Material Adverse Effect, to the extent that such change, circumstance, condition, effect, event or fact results from or arisesout of (i) a general deterioration in the economy, an adverse change in U.S. or international capital markets or changes in hydrocarbon prices or other changes affecting the oil and gas industry generally; (ii) the outbreak or escalation of hostilities involving the United States, the declaration by the United States of a national emergency or war or the occurrence of any other calamity or crisis, including acts of terrorism; (iii) the disclosure of the fact that Buyer is the prospective acquirer of the Properties, (iv) the announcement or pendency of the transactions contemplated by this Agreement; (v) any change in Laws (below defined) after the date hereof or the interpretation thereof, (vi) actions taken by Buyer or any of its Affiliates; (vii) the compliance with the terms of, or taking of any action required by, this Agreement or any other document delivered in connection herewith, or (viii) the failure to discover hydrocarbons through the Seller's drilling activities..

          (d) Valid, Binding and Enforceable. This Agreement constitutes and the Conveyance provided for herein to be delivered at Closing will, when executed and delivered, constitute, the legal, valid and binding obligation of Seller, enforceable in accordance with its terms, except as limited by bankruptcy or other laws applicable generally to creditor's rights and as limited by general equitable principles.

          (e) No Litigation. Except as described on the Disclosure Schedule, there are no suits, actions, written claims, governmental investigations, or proceedings pending, or to the Knowledge (as hereinafter defined) of Seller, threatened, against or involving Seller and/or which affect the Properties (including, without limitation, any actions challenging or pertaining to Seller's title to any of the Properties) or the execution and delivery of this Agreement by Seller or the consummation by Seller of the transactions contemplated hereby, and to the Knowledge of Seller, no demands or threatened demands which might lead to the same have been made on Seller. The term "Knowledge" shall mean with respect to Seller, the actual knowledge of Seller's current personnel at a supervisory, or higher, level.

          (f) Warranty of Title. Seller has defensible title to the Properties subject to the Permitted Encumbrances (as defined in subsection (e)(i) of
     Section 6 below). For purposes of this Agreement, the term "Defensible Title" means, with respect to a Property, such cumulative ownership by Seller that (i) entitles Seller to receive, after giving effect to the Permitted Encumbrances, a decimal share of the oil, gas and other hydrocarbons produced from each well, unit, lease or Drilling Location listed on Schedule I ("Drilling Location") hereto not less than the decimal share set forth on Schedule I as the "Net Revenue Interest" for such well, unit, lease or Drilling Location (herein called the "Net Revenue Interest"); (ii) causes Seller to be obligated to bear a decimal share of the cost of operation of such well, unit, lease or Drilling Location not greater than the decimal share set forth on Schedule I as the "Working Interest" for such well, unit, lease or Drilling Location (herein called the "Working Interest"); (iii) such shares of production which Seller is entitled to receive, and shares of expenses which Seller is obligated to bear, are not subject to change; and (iv) is free and clear of all liens, security interests, encumbrances, and other burdens and defects in title. Seller will not be in breach of the foregoing representation for any matter that would otherwise cause such representation to be breached if such matter could not reasonably be expected to have an adverse economic effect of more than five thousand dollars ($5,000.00) on the value to Buyer of a single Property.

          (g) No AFE Items or Well Abandonments, No P&A Liabilities. Except as described on the Disclosure Schedule, (i) Seller has not incurred any material expenses, or made any commitments to make material expenditures, in connection with (and no other obligations or liabilities have been incurred with would have a material adverse effect on) the ownership or operation of the Properties after the Effective Date, other than routine expenses incurred in the normal operation of the producing wells located on Properties, (ii) Seller has not abandoned, or agreed to abandon, any wells included in the Properties (or removed any material items of equipment which would be included in the Properties, except those which have been obsolete and are no longer required for the operation of the Properties or that are replaced by items of equal suitability and value) since the Effective Date, (iii) no proposals are currently outstanding (whether made by Seller or by any other party) to deepen, plug back, rework or abandon any wells included in the Properties, to conduct other operations with respect to the Properties for which consent is required under the applicable operating agreement, or to conduct any other operations with respect to the Properties other than routine operation of the producing wells located on the Properties, and (iv) to Seller's Knowledge, there are no dry holes, or otherwise inactive wells located on the Properties, other than wells that have been properly plugged and abandoned.

          (h) Production Marketing. The Properties are not subject to any contractual or other arrangements for the sale, processing or transportation of production, or otherwise relating to the marketing of production, other than contracts or other arrangements which either (i) will terminate in 92 days or less, or are subject to cancellation on not more than 92 days' notice, in each case without penalty or other detriment, or (ii) are disclosed on the Disclosure Schedule. Except as disclosed on the Disclosure Schedule, there exist no calls or other similar rights or options to purchase production from the Properties.

          (i) Gas Balancing, Take or Pay, Allowables. There is no well on the Properties with respect to which Seller has taken more (referred to herein as "overproduced") or less (referred to herein as "underproduced") production from such well than the ownership of Seller would entitle Seller (absent any gas balancing agreement or arrangement) to receive. Seller has not received prepayments (including, but not limited to, payments for gas not taken pursuant to "take or pay" arrangements) for any oil or gas produced from the Properties (or other properties) as a result of which the obligation exists to deliver oil or gas produced from the Properties after the Effective Date without then receiving payment (or without then receiving full payment) therefor or to make repayments in cash (and Seller has not, since the Effective Date, so delivered any oil or gas from the Properties or so made any such repayment in cash). There exist no gas balancing arrangements or agreements whereby production from a well included in the Properties can be used to balance overproduction from another well (whether or not such other well is on the Properties) nor do there exist any gas sales contracts, or other arrangements, under which production from a well on the Properties can be used (or cash payments by the owners of such a well can be required) to make up take or pay (or other similar payments) made with respect to another well (whether or not such other well is on the Properties). No well included in the Properties is subject to having allowable production after the date hereof reduced below the full and regular allowable (including the maximum permissible tolerance) because of any overproduction during Seller's ownership of such well (whether or not the same was permissible at the time) prior to the date hereof (and no such reduction has occurred with respect to any well on the Properties since the Effective Date)...

          (j)...Taxes Paid. All taxes on or relating to Properties, or on production or revenue attributable thereto (including, without limitation, all production, severance and similar taxes), have been paid, except for taxes not yet due and payable and except for ad valorem taxes due and payable and attributable to the period prior to the Effective Date (which ad valorem taxes shall be paid prior to Closing).


          (k)...Hazardous Substances, Applicable Environmental Laws. Except as described on the Disclosure Schedule and as could not reasonably be expected to have a Material Adverse Effect, the Properties (and the lands covered thereby) (i) are not and have not been, a site (above or beneath ground level) for the use, generation, manufacture, discharge, assembly, processing, storage, release, injection or disposal (or the transportation thereto or therefrom) of any "Hazardous Substances" (as defined in the Applicable Environmental Laws, below defined) other than such Hazardous Substances in such quantities as in each case may be necessary for the operation of the wells located thereon and the production of oil, gas and other hydrocarbons from the Properties and which have been handled and disposed of in accordance with Applicable Environmental Laws; (ii) are in compliance with all applicable federal, state and local laws, rules, orders and regulations pertaining to health, safety or the environment (herein called the "Applicable Environmental Laws"), including, without limitation, those relating to petroleum, petroleum products, natural gas, exposure to Hazardous Substances, the labeling, storage and containment of Hazardous Substances, and air, soil and subsurface ground and water conditions; and
     (iii) do not have conditions present thereon that presently will result in claims or other liabilities, under Applicable Environmental Laws, or under common law, for damages to health, safety or the environment. Except as described on the Disclosure Schedule and as could not reasonably be expect to have a Material Adverse Effect, without limitation of the foregoing or of Section 3(l) below, the Properties are in compliance with all material obligations under the Basic Documents (as defined below) concerning health, safety, and environment, including, but not limited to, obligations to maintain the air, soil and subsurface, site clean-up and other remediation requirements.

          (l) Leases. Seller has paid its share of all royalties and other payments under the oil, gas and/or mineral leases included in the Properties (the "Leases"), except for royalties held in suspense in accordance with applicable Law. Except as described on the Disclosure Schedule, to the Knowledge of Seller, neither Seller nor any lessor is in breach or default and no situation exists which with the passing of time or giving of notice would create a breach or default, of its obligations under any Lease, except (in each case) as could not reasonably be expected to have a Material Adverse Effect.

          (m) Material Contracts; Operations. Excluding any Leases and any Seller Loan Document (below defined) and any contracts entered into in connection with taking actions permitted under Section 5(b) hereof, the Disclosure Schedule contains a list of all Contracts of the type described below to which Seller is a party and that relate to the Properties (collectively, all of such contracts, the "Material Contracts"):

               (i) any Contract that can reasonably be expected to result in aggregate payments by Seller of more than twenty-five thousand and no/100 Dollars ($25,000.00) during the current or any subsequent fiscal year (based solely on the terms thereof and without regard to any expected increase in volumes or revenues);

               (ii) any Contract that can reasonably be expected to result in aggregate revenues to Seller of more than twenty-five thousand and no/100 Dollars ($25,000.00) during the current or any subsequent fiscal year (based solely on the terms thereof and without regard to any expected increase in volumes or revenues);

               (iii) any indenture, mortgage, loan, credit or sale-leaseback or similar contract that can reasonably be expected to result in aggregate payments by Seller of more than twenty-five thousand and no/100 Dollars ($25,000.00) during the current or any subsequent fiscal year;

               (iv) any Contract that constitutes a lease under which Seller is the lessor or the lessee of real or personal property which lease (A) cannot be terminated by Seller without penalty upon sixty (60) days or less notice and (B) involves an annual base rental of more than twenty-five thousand and no/100 Dollars ($25,000.00);

               (v) any hedge, swap or similar Contract; and

               (vi) any Contract with any Affiliate of Seller that will not be terminated prior to Closing.

To Seller's Knowledge, Seller is not in breach or default (and no situation exists which with the passing of time or giving of notice would create a breach or default) of its obligations under the Material Contracts or under any operating agreements or unitization, pooling, and/or communitization agreements, declarations, designations and/or orders relating to the Properties, except (in each case) as could not reasonably be expected to have a Material Adverse Effect. To Seller's Knowledge, no breach or default by any third party (and no situation which with the passing of time or giving of notice would create a breach or default) exists, except (in each case) as could not reasonably be expected to have a Material Adverse Effect.

          (m) Permits. Except as could not reasonably be expected to have a Material Adverse Effect,Seller has all material governmental licenses and permits necessary or appropriate to own and operate the Properties as presently being owned and operated, and such licenses and permits are in full force and effect and there have not been any violations with respect to any such licenses or permits.

          (n) Compliance with Laws. Except as could not reasonably be expected to have a Material Adverse Effect, Seller has owned and operated the Properties in compliance with all laws, rules, regulations and orders of all governmental agencies (collectively, "Laws") having jurisdiction.

          (o) Tax Partnerships. None of the Properties is subject to a tax partnership, including, without limitation, none of such Properties are subject to any operating agreement or other arrangement under which the parties thereto have not made an effective election pursuant to Section 761 of the Internal Revenue Code of 1986 (herein called the "Internal Revenue Code"), and the Treasury Regulations promulgated thereunder, to be excluded from the application of Subchapter K, Chapter 1, Subtitle A, of the Internal Revenue Code.

          (p) No Material Misstatement. No representation or warranty made by Seller in this Agreement, and no statement of Seller contained in any document, certificate or other writing or other materials furnished or to be furnished by or on behalf of Seller pursuant hereto or in connection herewith, contains or will contain, at the time of delivery, any untrue statement of a material fact or omits or will omit, at the time of delivery, to state any material fact necessary to make the statements contained therein, in light of the circumstances under which they are made, not misleading. To Seller's Knowledge, there is no matter which has not been disclosed to Buyer which materially and adversely affects or, so far as Seller can now reasonably foresee, will materially and adversely affect the Properties or the consummation of the transactions contemplated hereby.

          (q) Not a Foreign Person. Seller is not a "foreign person" within the meaning of Section 1445 (or similar provisions) of the Internal Revenue Code (i.e., no Seller is a non-resident alien, foreign corporation, foreign partnership, foreign trust or foreign estate as those terms are defined in the Internal Revenue Code and regulations promulgated thereunder).

          (r) Consents and Preferential Purchase Rights. Except as set forth in the Disclosure Schedule, there are no Preferential Rights (below defined) or Consents (below defined) of third parties, with respect to any of the Properties that are applicable to the transactions contemplated hereby, including the consummation of such transactions.

     4. Representations of Buyer. Buyer represents to Seller that:

          (a) Organization and Qualification. Whittier Energy Company is a Nevada corporation, duly organized and legally existing and in good standing under the laws of the State of Nevada. Premier Natural Resources, LLC, is a Delaware limited liability company, duly organized and legally existing and in good standing under the laws of the State of Delaware.

          (b) Due Authorization. Buyer has full power to enter into and perform its obligations under this Agreement and has taken all proper action to authorize entering into this Agreement and performance of its obligations hereunder.

          (c) Approvals. Neither the execution and delivery of this Agreement by Buyer, nor the consummation of the transactions contemplated hereby by Buyer, nor the compliance by Buyer with the terms hereof, will result in any default under any agreement or instrument to which Buyer is a party or violate any order, writ, injunction, decree, statute, rule or regulation applicable to Buyer. Buyer makes no representations in connection with the transactions contemplated hereby with respect to approvals related to the transfer by Seller of Properties, including, but not limited to, Routine Governmental Approvals, consents to assign contained in leases and other instruments, or preferential rights to purchase.

          (d) Valid, Binding and Enforceable. This Agreement constitutes the legal, valid and binding obligation of Buyer, enforceable in accordance with its terms, except as limited by bankruptcy or other laws applicable generally to creditor's rights and as limited by general equitable principles.

          (e) No Litigation. There are no pending suits, actions, or other proceedings in which Buyer is a party (or, to Buyer's knowledge, which have been threatened to be instituted against Buyer), which affect the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby.

          (f) Sufficient Funds. Buyer has sufficient funds with which to pay the Purchase Price and consummate the transactions contemplated by this Agreement.

          (g) Regulatory. Buyer is now (or will be as of the date for Closing set forth in Section 10(a)), and hereafter (or thereafter) shall continue to be, qualified to own and assume operatorship of the Leases, and the consummation of the transactions contemplated in this Agreement will not cause Buyer to be disqualified as such an owner or operator. To the extent required by any applicable Laws, Buyer currently has (or will have as of the date for Closing set forth in Section 10(a)), and will hereafter (or thereafter) continue to maintain, lease bonds, area-wide bonds or any other surety bonds as may be required by, and in accordance with, all applicable Laws governing the ownership and operation of such Leases.

          (h) Independent Evaluation. Buyer is sophisticated in the evaluation, purchase, ownership and operation of oil and gas properties and related facilities. In making its decision to enter into this Agreement and to consummate the transaction contemplated herein, except for the express representations and warranties of Seller contained herein, Buyer (i) has relied or shall rely solely on its own independent investigation and evaluation of the Properties and the advice of its own legal, tax, economic, environmental, engineering, geological and geophysical advisors and the express provisions of this Agreement and not on any comments, statements, projections or other materials made or given by any representatives or consultants or advisors engaged by Seller, and (ii) has satisfied or shall satisfy itself through its own due diligence as to the environmental and physical condition of and contractual arrangements and other matters affecting the Properties. Buyer has no knowledge of any fact that results in the material breach of any representation, warranty or covenant of Seller given hereunder with respect to which Buyer has not provided Seller written notice.

          (i) Accredited Investor. Buyer is an "accredited investor," as such term is defined in Regulation D of the Securities Act of 1933, as amended, and will acquire the Properties for its own account and not with a view to a sale or distribution thereof in violation of the Securities Act of 1933, as amended, and the rules and regulations thereunder, any applicable state blue sky Laws or any other applicable securities Laws.

     5. Certain Covenants of Seller Pending Closing. Between the date of this Agreement and the Closing Date:

          (a) Access by Buyer.

               (i) Records. During business hours, Seller will give Buyer, and the authorized representatives of Buyer, access to Seller's files, records and data pertaining to the ownership and/or operation of the Properties (including, without limitation, title records, lease files, division order files, surveys and maps, contracts and contract files, production marketing records, correspondence files, geological, geophysical and seismic records, data and information, well files and production records, production and severance tax records, ad valorem tax records, production accounting records, environmental records and regulatory and regulatory compliance records). Buyer may make copies of such records, at its cost, but shall, if Seller so request, return (or if Buyer so elects, destroy) all copies so made if the Closing does not occur. Notwithstanding the foregoing, Seller shall not be obligated to provide Buyer with access to any records or data where such access would breach a confidentiality agreement with a third party; provided that, if requested by Buyer, Seller will use its reasonable best efforts to attempt to obtain a release of such confidentiality restriction.

               (ii) Physical Inspection. Subject to the other provisions of this
          Section 5(a), Seller shall provide Buyer and Buyer's authorized representatives, at all reasonable times before the Closing Date and upon adequate notice to Seller, with physical access to the Properties for the purpose of inspecting same; provided that such access shall be at Buyer's sole cost and liability. Buyer recognizes that some or all of the Properties may be operated by parties other than Seller and that Seller's ability to obtain access to such properties, and the manner and extent of such access, is subject to such third parties' approval.

               (iii) Environmental Inspections. Buyer shall be entitled to conduct environmental property assessments with respect to the Properties. Seller or its designee shall have the right to accompany Buyer and Buyer's representatives whenever they are on site on the Properties and also to collect split test samples if any are collected. Notwithstanding anything herein to the contrary, Buyer shall not have access to, and shall not be permitted to conduct any environmental due diligence with respect to any Properties where Seller does not have the authority to grant access for such due diligence (provided, however, Seller shall use its reasonable best efforts to obtain permission from any applicable third party to allow Buyer and Buyer's representatives such access).

               (iv)  Coordination  of  Inspections.  Buyer shall  coordinate its environmental property assessments and physical inspections of the Properties to minimize any inconvenience to or interruption of the conduct of business by Seller and its co-owners of the Leases and other lands included in the Properties. Buyer shall abide by Seller's and any third party operator's safety rules, regulations, and operating policies while conducting its due diligence evaluation of the Properties including any environmental or other inspection or assessment of the Properties. Buyer hereby defends, indemnifies and holds each of the operators of the Properties and Seller Group (below defined) harmless from and against any and all Losses (below defined) arising out of, resulting from or relating to any field visit, environmental property assessment, or other due diligence activity conducted by Buyer or any Buyer's representative with respect to the Properties and Seller's records pertaining thereto, even if such Losses arise out of or result from the sole, active, passive, concurrent or comparative negligence, strict liability or other fault or violation of law of or by a member of Seller Group, excepting only Losses actually resulting on the account of the gross negligence or willful misconduct of a member of Seller Group.

               (v) Copies of Reports. Buyer agrees to promptly provide Seller, but in no less than five (5) days after receipt or creation, copies of all final reports and test results, prepared by Buyer and/or any of Buyer's representatives and which contain data collected or generated from Buyer's due diligence with respect to the Properties. Seller shall not be deemed by its receipt of said documents or otherwise to have made representation or warranty, expressed, implied or statutory, as to the condition to the Properties or to the accuracy of said documents or the information contained therein.

               (vi) Restoration of Properties. Upon completion of Buyer's due diligence, Buyer shall at its sole cost and expense, (A) close all bore holes from its environmental property assessment (B) repair all damage done to the Properties in connection with Buyer's due diligence, (C) restore the Properties to the approximate same condition than it was prior to commencement of Buyer's due diligence and (D) remove all equipment, tools or other property brought onto the Properties in connection with Buyer's due diligence. Any disturbance to the Properties (including, without limitation, the real property associated with such Properties) resulting from Buyer's due diligence will be promptly corrected by Buyer.

               (vii) Confidentiality Agreement. Notwithstanding the termination of this Agreement or any other provision of this Agreement to the contrary but subject to the next sentence of this Section 5(a)(vii), the terms of the Confidentiality Agreement dated January 23, 2006 between Buyer and Seller (the "Confidentiality Agreement" shall remain in full force and effect with respect to information obtained by Buyer regarding the Properties. If Closing of the transaction contemplated under the terms of this Agreement occurs, the Confidentiality Agreement shall terminate (which termination shall be effective as of Closing).

          (b) Interim Operation. Except as set forth in the Disclosure Schedule and except as expressly contemplated by this Agreement or as expressly consented to in writing by Buyer, Seller agrees that from and after the date hereof until Closing, to (i) operate the Properties in the usual, regular and ordinary manner consistent with past practice; (ii) not transfer, sell, mortgage, pledge or dispose of any material portion of the Properties other than the sale and/or disposal of hydrocarbons in the ordinary course of business and sales of equipment that is no longer necessary in the operation of the Properties or for which equivalent replacement equipment has been obtained, and (iii) except in connection with emergency operations, make or become liable for any capital expenditures with respect to the Properties which individually or in the aggregate exceeds twenty-five thousand and no/100 Dollars ($25,000.00). Buyer acknowledges Seller owns undivided interests in certain of the properties comprising the Properties that it is not the operator thereof, and Buyer agrees that the acts or omissions of the other working interests owners (including the operators) who are not Seller or any Affiliates of Seller shall not constitute a breach of the provisions of this Section 5(b), nor shall any action required by a vote of working interest owners constitute such a breach so long as Seller has voted its interest in a manner that complies with the provisions of this Section 5(b). Except for those disclosed (including the authorities for expenditures) on the Disclosure Schedule (with respect to which Seller may take the action or actions disclosed in connection therewith on such Disclosure Schedule), Seller will not, without Buyer's consent (which consent will not be unreasonably withheld or delayed), propose or conduct the drilling of any additional wells, or propose or conduct the deepening, plugging back, reworking or abandoning of any existing wells, or propose or conduct any other operations which require consent under the applicable operating agreement where the cost thereof (with respect to Seller's interest) is reasonably expected to exceed twenty-five thousand and no/100 Dollars

     ($25,000.00). Except for those disclosed (including the authorities for expenditures) on the Disclosure Schedule (with respect to which Seller may take the action or actions disclosed in connection therewith on such Disclosure Schedule), Seller will advise Buyer of any such proposals made by other parties, and will consult with Buyer concerning such proposals, and will respond in the manner required by Buyer; provided that, if the period for responding to such a proposal extends beyond the Closing Date, Seller will not respond to such proposal unless the Closing does not occur prior to the next to last day allowed to respond (in which case Seller shall respond in the manner required by Buyer). Seller will not modify any Lease or any Material Contract included in or relating to the Properties or enter into any new Material Contract relating to the Properties without Buyer's consent, other than production sales contracts, or other marketing related agreements, which terminate, or can be terminated, (in each case without penalty or other detriment) in thirty-one (31) days or less. Seller will remain as operator of the Properties shown on the Disclosure Schedule as being operated by Seller.

          (c) Preferential Rights and Consents. Seller will use its reasonable best efforts to obtain from all parties holding either (i) preferential rights to purchase ("Preferential Rights") or (ii) rights to consent ("Consents") which would be applicable to the transactions contemplated hereby (and in accordance with the documents creating such rights) execution of waivers of such Preferential Rights and Consents. If a party from whom a waiver of a Preferential Right is requested refuses to give such waiver and validly exercises its preferential purchase right, then Seller will tender to such party the required interest in the Property (at a price equal to the amount specified in Schedule I hereto for such Property, reduced appropriately, as determined by mutual agreement of Buyer and Seller, if less than the entire Property must be tendered), and such interest in such Property will be excluded from the transaction contemplated hereby and the Base Purchase Price will be adjusted downward by the amount of the price at which it was so tendered; provided that if such a party who exercises a Preferential Right fails to conclude its purchase of the applicable interest pursuant to such exercise within ninety
     (90) days following the Closing, then Seller shall notify Buyer and Buyer shall have thirty (30) days after receipt of such notice to elect to acquire (but shall have no obligation to acquire) such interest for the price at which such party was tendered the same, as provided above, and otherwise on the same terms provided herein.

          (d) Covenants to Close. As promptly as practicable after the execution of this Agreement, Seller shall use its reasonable best efforts to (i) obtain the approval of the holders of a majority of the outstanding shares of capital stock of Seller entitled to vote on matters submitted to Seller's stockholders authorizing the execution and performance by Seller of this Agreement and the transactions contemplated hereby; (ii) prepare and file with the Securities and Exchange Commission (the "SEC") a Preliminary Information Statement pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or if required by law to obtain the approval contemplated in the foregoing clause
     (i), a Preliminary Proxy Statement pursuant to Section 14(a) of the Exchange Act, providing notice of and describing such approval in the manner required by the Exchange Act, the Nevada Revised Statutes and the articles of incorporation and bylaws of Seller; (iii) respond promptly to comments delivered by the SEC, if any, with respect to the Information Statement or Proxy Statement, as the case may be; and (iv) deliver the definitive Information Statement or Proxy Statement, as the case may be, to every security holder of each class of equity security that is entitled to vote or give an authorization, proxy or consent in regard to the execution and performance by Seller of this Agreement and take such other actions as may be required by the Exchange Act, Nevada law, and the articles of incorporation and bylaws of Seller to obtain the approval of shareholders contemplated in the foregoing clause (i) as soon as reasonably practicable.

6. Due Diligence Reviews.

          (a) Review By Buyer.

               (i) Determination of Defects. Buyer may conduct, at its sole cost, such title examinations or investigations, environmental assessments and other examinations and investigations, as it may in its sole discretion choose to conduct with respect to the Properties in order to determine whether Defects exist. Should, as a result of such examinations and investigations, or otherwise, one or more matters come to Buyer's attention which would constitute a Defect, and should there be one or more of such Defects which Buyer is unwilling to waive and close the transaction contemplated hereby notwithstanding the fact that such Defects exist, Buyer may notify Seller in writing of such Defects as soon as is practicable but in any event no later than ten (10) days prior to Closing (such Defects of which Buyer so provides notice are herein called "Asserted Defects" and such time by which Buyer must notify Seller in writing, the "Defect Claim Date"). Such notification shall include, for each Asserted Defect, (i) a description of the Asserted Defect and the wells and/or units and/or Drilling Location or other Property to which it relates, along with all supporting documentation reasonably necessary to fully describe the basis for the Defect, (ii) for each applicable well, unit, Drilling Location or other Property identified pursuant to (i) above, the size of any variance from "Net Revenue Interest" or "Working Interest" which does or could result from such Asserted Defect and
          (iii) the amount by which Buyer reasonably would propose to adjust the Base Purchase Price based upon the cost to cure or remediate such Asserted Defect. Buyer shall also promptly furnish Seller with written notice of any Title Benefit (below defined) that is discovered by any of Buyer's or any of its Affiliate's employees, title attorneys, landmen or other title examiners while conducting Buyer's due diligence with respect to the Properties prior to the Defect Claim Date. If a third party asserts a claim with respect to the Properties, or otherwise alleges the existence of a matter which would be a Defect, Seller shall notify Buyer of such fact promptly, and in any event on or before the earlier of the Closing Date or five days after such assertion; any such matter of which Buyer so receives, or should have received, notice of may be asserted as an Asserted Defect at any time up to Closing.

               (ii) Defect Claim Threshold. Notwithstanding any other provision herein, no adjustments to the Base Purchase Price shall be made for Asserted Defects unless the aggregate values of all such Asserted Defects , net of the values of all asserted Title Benefits (whether by Buyer or Seller) equals more than Fifty Thousand and no/100 Dollars ($50,000.00) ("Threshold Amount"). If such aggregate amount is less than the Threshold Amount, then no adjustment to the Base Purchase
          Price or exclusion of Properties shall be made in any respect . If such amount exceeds in the aggregate the Threshold Amount, the total value of all Asserted Defects , including those below the Threshold Amount, may be considered in all respects as concerns price adjustment

          Similarly, notwithstanding any other provision herein, no adjustments to the Base Purchase Price shall be made for Title Benefits asserted by Seller and/or Buyer unless the aggregate values of all such asserted Title Benefits (net of the values of Title Benefits used to reduce the values of Defects as provided above) equals more than the Threshold Amount. If such amount is less than the Threshold Amount, then no adjustment to the Base Purchase Price shall be made in any respect. If such amount exceeds the Threshold Amount, the total value of all asserted Title Benefits (net of those Title Benefits used to reduce the values of Defects as provided above), including those below the Threshold Amount, may be considered in all respects as concerns price adjustment.

          (b) Nature of Defects. The term "Defect" as used in this Section shall mean the following:

               (i) NRI or WI Variances. Seller's ownership of the Properties is such that, with respect to a well, unit, lease or Drilling Location, it (A) entitles Seller to receive a decimal share of the oil, gas and other hydrocarbons produced from such well, unit, lease or Drilling Location, which is less than the decimal share set forth on Schedule I in connection with such well, unit, lease or Drilling Location in the column headed "Net Revenue Interest" or (B) causes Seller to be obligated to bear a decimal share of the cost of operation of such well, unit, lease or Drilling Location greater than the decimal share set forth on Schedule I in connection with such well, unit, lease or Drilling Location in the column headed "Working Interest" (without at least a proportionate increase in the share of production to which Seller is entitled to receive therefrom).

               (ii) Liens. Seller's ownership of a Property is subject to a lien or other encumbrance other than a Permitted Encumbrance (below defined).

               (iii) Imperfections in Title. Seller's ownership of a Property is subject to an imperfection in title which, if asserted, would cause a Defect, as defined in subparagraph (i) above, to exist, or would otherwise materially interfere or restrict Buyer's use, operation, ownership or benefit thereof (as currently used, operated and owned).

               (iv)  Representation  Untrue.  Any  representation  set  forth in
          Section 3 above is not true and correct.

               (v) Consents. Seller's ownership of a Property is subject to a Consent which has not been waived.

Further, notwithstanding any other provisions herein, the term "Defect" shall include only those matters which could reasonably be expected to have an adverse economic effect of more than five thousand dollars ($5,000.00) on the value to Buyer of a single Property.

          (c) Seller's Response. In the event that Buyer timely notifies Seller of Asserted Defects:

               (i) Cure. Seller may (but shall have no obligation to) attempt to cure, prior to Closing, one or more Asserted Defects.

               (ii) Postpone Closing. Whether or not Seller has then begun to, or ever begins to, cure one or more Asserted Defects (and whether or not Seller has elected option (iii) below with respect to one or more Asserted Defects), Seller may postpone the Closing by designating a new Closing Date not later than June 30, 2006, so that it may attempt to cure one or more Asserted Defects. Notwithstanding any such election to postpone Closing, Seller shall still have no obligation to cure Asserted Defects.

               (iii) Adjustment. Notwithstanding any other election made under this Section (without limitation, it being expressly recognized that Seller may attempt to cure Asserted Defects while acting under this election), Seller may elect to have one or more Asserted Defects handled under Section 7 below.

               (iv) Dispute Resolution. If, prior to Closing, Seller provides written notice to Buyer that Seller, in good faith, disputes that an Asserted Defect is a Defect, Seller and Buyer shall attempt to resolve such dispute, by negotiation among senior executives of their companies who have authority to settle the controversy, within five
          (5) business days. If the parties are unable to resolve the dispute in such time period, then it shall be submitted to expedited binding arbitration in accordance with Section 17(l).

          (d) Covered by Representations, Agreements. Notwithstanding the procedures set forth in this Section and any adjustments that may be made to the Base Purchase Price or any exclusions of Properties (in each case) pursuant to Section 7 below and notwithstanding anything in the Post-Closing Escrow Agreement (below defined) to the contrary, to the extent that an Asserted Defect or Post-Closing Asserted Defect (as defined in the Post Closing Escrow Agreement) is covered by a representation or indemnification or other agreement of Seller set forth in this Agreement, then such Asserted Defect and/or Post-Closing Asserted Defect shall be deemed a disclosure and exception to such representation or indemnification or other agreement. In no event shall either party be entitled to duplicate compensation with respect to any Defect, Loss or any breach of representation, warranty or agreement herein asserted under the terms of this Agreement, even though such Defect, Loss or breach may be addressed by more than one provision of this Agreement.

          (e) Definitions.

               (i) As used in this Agreement the term "Permitted Encumbrances" shall mean:

                    (A) lessor's royalties, non-participating royalties, overriding royalties, reversionary interests, and similar burdens upon, measured by, or payable out of production if the net cumulative effect of such burdens does not (and will not under the existing terms of the documents creating such burdens) operate to reduce the Net Revenue Interest of Seller in any well, unit or Drilling Location to an amount less than the Net Revenue Interest set forth on Schedule I for such well, unit or Drilling Location and does not obligate Seller to bear a Working Interest for such well unit or Drilling Location in any amount greater than the Working Interest set forth on Schedule I for such well, unit or Drilling Location (unless the Net Revenue Interest for such well, unit or Drilling Location is greater than the Net Revenue Interest set forth on Schedule I in the same proportion as any increase in such Working Interest);

                    (B)  liens  for  taxes  or   assessments   not  yet  due  or
               delinquent;

                    (C) Routine Governmental Approvals;

                    (D) conventional rights of reassignment;

                    (E) such Title Defects as Buyer may have waived;

                    (F) all applicable Laws, and rights reserved to or vested in any governmental authority with respect to the Properties;

                    (G) rights of a common owner of any interest in rights-of-way or easements currently held by Seller and such common owner as tenants in common or through common ownership to the extent that the same does not materially impair the use or operation of the Properties as currently used and operated;

                    (H) easements, conditions, covenants, restrictions, servitudes, permits, rights-of-way, surface leases and other rights in the Properties for the purpose of surface operations, roads, alleys, highways, railways, pipelines, transmission lines, transportation lines, distribution lines, power lines, telephone lines, and removal of timber, grazing, logging operations, canals, ditches, reservoirs, and other like purposes, or for the joint or common use of real estate, rights-of-way, facilities, and equipment which do not materially impair the use, ownership or operation of the Properties as currently owned and operated;

                    (I) vendors, carriers, warehousemen's, repairmen's, mechanics, workmen's, materialmen's, construction or other like liens arising by operation of Law in the ordinary course of business or incident to the construction or improvement of any property in respect of obligations which are not yet due;

                    (J) liens created under leases and/or  operating  agreements or by operation of Law in respect of obligations that are not yet due;

                    (K) any encumbrance affecting the Properties which is discharged by Seller at or prior to Closing (including any liens created by the Seller's Loan Documents);

                    (L) any  matters  referenced  on Exhibit A or Schedule I, as applicable, and all litigation referenced in the Disclosure Schedule;

                    (M) matters  that would  otherwise  be Asserted  Defects but that do not meet the thresholds set forth in Section 6(a)(ii);

                    (N) the Leases and all other liens,  charges,  encumbrances,
               Contracts, agreements, instruments, obligations, defects, and irregularities affecting the Properties that (1) individually or in the aggregate are not such as to materially interfere with the ownership, operation or use of any of the Properties (as currently owned and operated), do not operate to reduce the Net Revenue Interest of Seller in any well, unit or Drilling Location to an amount less than the Net Revenue Interest set forth on
               Schedule I for such well, unit or Drilling Location, (2) do not obligate Seller to bear a Working Interest for such well unit or Drilling Location in any amount greater than the Working Interest set forth on Schedule I for such well, unit or Drilling Location (unless the Net Revenue Interest for such well, unit or Drilling Location is greater than the Net Revenue Interest set forth on
               Schedule I in the same proportion as any increase in such Working Interest), and (3) otherwise do not materially affect Buyer's use, ownership or operation of the Properties (as currently used, owned and operated).

               (ii) The term "Seller's Loan Documents" shall mean any and all indebtedness secured directly or indirectly by the interest of Seller in the Properties including the following:

                    -That certain  Amended and Restated  Credit  Agreement dated
               January 15, 2004 by and between Highbridge/Zwirn Special Opportunities Fund LP, as collateral agent and administrative agent for Lenders and Imperial Petroleum, Inc. and subsidiaries, as Borrower, including Amendments Number One and Two; and

                    -That certain that Forbearance  Agreement dated November 29,
               2005 by and between D.B. Zwirn/Highbridge, as agent for Lenders and Imperial Petroleum, Inc. and subsidiaries, as Borrower, including the Waiver Agreement dated February 17, 2006.

               (iii) The term "Title Benefit" shall mean any right, circumstance or condition that operates to increase the Net Revenue Interest of Seller in any well, unit or Drilling Location above that shown for such well, unit or Drilling Location, to the extent the same does not cause a greater than proportionate increase in Seller's Working Interest therein above that shown on Schedule I.

               (iv) The term "Affiliate" shall mean any person or entity that, directly or indirectly, through one or more intermediaries, controls or is controlled by, or is under common control with, another person or entity. The term "control" and its derivatives with respect to any Person means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such person or entity, whether through the ownership of voting securities, by contract or otherwise.

          (f) Seller's Title Benefit Notices. Seller shall have the right, but not the obligation, to deliver to Buyer on or before the Defect Claim Date with respect to each Title Benefit a notice (a "Title Benefit Notice") including (i) a description of the Title Benefit and the wells, units and/or Drilling Locations or other Property to which it relates, along with all supporting documentation reasonably necessary to fully described the basis for the Title Benefit, (ii) for each applicable well, unit, Drilling Location or other Property identified pursuant to (i) above, the size of any variance from "Net Revenue Interest" or Working Interest" which results from such Title Benefit, and (iii) the amount by which Seller would propose in good faith to adjust the Base Purchase Price. Subject to Buyer's obligation under Section 6(a), Seller shall be deemed to have waived all Title Benefits of which it has not given notice on or before the Defect Claim Date.

          (g) Remedies for Title Benefits. Subject to Section 6(a)(ii), with respect to each well, unit or Drilling Location affected by a Title Benefit reported under Section 6(a)(i) or Section 6(f), the Base Purchase Price shall be increased by an amount equal to the increase in the value set forth in Schedule 1 for such well, unit or Drilling Location caused by such Title Benefits, as determined pursuant to Section 7(a).

     7. Certain Price Adjustments. In the event that, as a part of the due diligence reviews provided for in Section 6 above, Asserted Defects are raised by Buyer and Seller is unable (or unwilling) to cure such Asserted Defects prior to Closing, or in the event that Seller or Buyer has asserted a Title Benefit, or in the event that Seller has elected (pursuant to Section 14) to treat an Oil and Gas Property affected by a casualty loss as if it was Property affected by an Asserted Defect, then:

          (a) Buyer and Seller shall, with respect to each Property affected by such matters, for a period of five (5) business days, attempt, in good faith, to agree upon the existence of any Asserted Defects and/or Title Benefits and, as applicable, an appropriate downward (or upward, in the case of a Title Benefit) adjustment of the Base Purchase Price to account for such matters; provided that if (i) the Alleged Defect is an encumbrance or lien that is undisputed and liquidated in amount, then the downward adjustment to the Base Purchase Price shall be the amount necessary to be paid to remove the Alleged Defect from the affected Property, (ii) the Alleged Defect represents a discrepancy between (A) the Net Revenue Interest for any well, unit or Drilling Location and (B) the Net Revenue Interest stated in Schedule I for such well, unit or Drilling Location, then the downward adjustment to the Base Purchase Price shall be the product of the amount set forth on Schedule I with respect to such well, unit or Drilling Location multiplied by a fraction, the numerator of which is the Net Revenue Interest decrease and the denominator of which is the Net Revenue Interest stated in Schedule I and (iii) the Title Benefit represents a discrepancy between (A) the Net Revenue Interest for any well, unit or Drilling Location and (B) the Net Revenue Interest stated in
     Schedule I for such well, unit or Drilling Location, then the upward adjustment to the Base Purchase Price shall be the product of the amount set forth on Schedule I with respect to such well, unit or Drilling Location multiplied by a fraction, the numerator of which is the Net Revenue Interest increase and the denominator of which is the Net Revenue Interest stated in Schedule I; or

          (b) with respect to each Property as to which Buyer and Seller are unable to agree upon the existence of an Asserted Defect and/or Title Benefit and/or an appropriate adjustment with respect to all such matters affecting such Property, then (unless Buyer elects to waive all Asserted Defects with respect to such Property prior to Closing) such Property will be excluded from the transaction contemplated hereby, and the Base Purchase Price will be reduced (or increased in the case of a Title Benefit) by the amount set forth on Schedule I to the wells and/or Drilling Locations plus the amount set forth on Schedule I to the units in which such Property participates; and

          (c) notwithstanding anything to the contrary in this Agreement, the aggregate downward adjustment to the Base Purchase Price for any title Defect attributable to any Property shall not exceed the amount set forth in Schedule I with respect to such Property.

     8. Conditions Precedent to the Obligations of Buyer to Close. The obligations of Buyer to consummate the transactions contemplated by this Agreement are subject to each of the following conditions being met:

          (a) Representations True and Correct. Each and every representation of Seller under this Agreement shall be true and accurate in all material respects as of the date when made and shall be deemed to have been made again at and as of the time of Closing and shall at and as of such time of Closing be true and accurate in all material respects except as to changes specifically contemplated by this Agreement or consented to by Buyer; PROVIDED, HOWEVER, IN THE EVENT LESS THAN ALL REPRESENTATIONS OF SELLER ARE TRUE AND CORRECT IN ALL MATERIAL RESPECTS AT CLOSING, AND IF BUYER DOES NOT WAIVE SUCH CLOSING REQUIREMENT, SELLER NONETHELESS MAY ELECT TO EXTEND THE CLOSING DATE FOR UP TO THIRTY (30) DAYS ("EXTENDED CLOSING DATE"), DURING WHICH TIME SELLER SHALL TAKE GOOD FAITH EFFORTS TO CURE SUCH FAILURE OF REPRESENTATION SUCH THAT EACH AND EVERY REPRESENTATION OF SELLER UNDER THIS AGREEMENT SHALL BE TRUE AND ACCURATE IN ALL MATERIAL RESPECTS AS OF SUCH EXTENDED CLOSING DATE, AND IF NOT TRUE AT THE EXTENDED CLOSING DATE, BUYER MAY DECLINE TO CLOSE.

          (b) Compliance with Covenants and Agreements. Seller shall have performed and complied in all material respects with (or compliance therewith shall have been waived by Buyer) each and every covenant and agreement required by this Agreement to be performed or complied with by Seller prior to or at the Closing.

          (c) Price Adjustment Limitations. The aggregate downward adjustment (if any) of the Base Purchase Price which results from the procedures set forth in Sections 5(c), 7 and 14 does not exceed fifteen percent (15%) of the Base Purchase Price.

          (d) Litigation. No suit, action or other proceedings shall, on the date of Closing, be pending or threatened before any court or governmental agency seeking to restrain, prohibit, or obtain material damages or other material relief in connection with the consummation of the transactions contemplated by this Agreement, other than litigation instituted by Buyer or any Affiliate of Buyer.

          (e) Material Adverse Change. No material portion of the Properties (taken as a whole) shall have been destroyed (or damaged to the extent that their use or value is materially adversely affected) by fire or other casualty.

          (f) Release of Seller's Loan Documents. Without limitation as to any other release or encumbrance to be furnished by Seller at Closing, Seller shall deliver to Buyer at Closing a full release of Seller's Loan Documents to the extent of any encumbrance or security interest in the Property created by Seller's Loan Documents.

          (g) Seller Shareholder Approval. Seller shall have (i) obtained the approval of the holders of a majority of the outstanding shares of capital stock of Seller entitled to vote on matters submitted to Seller's stockholders authorizing the execution and performance by Seller of this Agreement and the transactions contemplated hereby; (ii) prepared and filed with the Securities and Exchange Commission (the "SEC") a Preliminary Information Statement pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or if required by law to obtain the approval contemplated in the foregoing clause (i), a Preliminary Proxy Statement pursuant to Section 14(a) of the Exchange Act, providing notice of and describing such approval in the manner required by the Exchange Act, the Nevada Revised Statutes and the articles of incorporation and bylaws of Seller; (iii) responded promptly to comments delivered by the SEC, if any, with respect to the Information Statement or Proxy Statement, as the case may be; and (iv) delivered the definitive Information Statement or Proxy Statement, as the case may be, to every security holder of each class of equity security that is entitled to vote or give an authorization, proxy or consent in regard to the execution and performance by Seller of this Agreement and take such other actions as may be required by the Exchange Act, Nevada law, and the articles of incorporation and bylaws of Seller to obtain the approval of shareholders contemplated in the foregoing clause (i) as soon as reasonably practicable.

If the condition described above in Section 8(g) is not met as of the Closing Date, this Agreement shall terminate on the Closing Date. In the event of such a termination, the parties shall have no further obligations or liabilities to one another hereunder or in connection with the transactions contemplated hereby other than: (i) the obligation of Buyer to reimburse Seller for the costs as provided in Section 9(f) of this Agreement and (ii) the obligations under the Confidentiality Agreement and Section 13 hereof, which will survive such termination.

Unless this Agreement is terminated as a result of the condition in Section 8(g) not being met, if any of the other conditions in this Section 8 is not met as of the Closing Date, and if such condition (other than the condition set forth in Section 8(c) above) could reasonably be expected to have an adverse economic effect on the value of the Properties (taken as a whole) to Buyer greater than fifty thousand dollars ($50,000.00) and Buyer is not in material breach of its obligations hereunder in the absence of Seller being in breach of its obligations hereunder, this Agreement may, at the option of Buyer, be terminated by written notice to Seller. In the event such a termination a occurs, the parties shall have no further obligations or liabilities to one another hereunder or in connection with the transactions contemplated hereby (other than the obligations under the Confidentiality Agreement and Section 13 hereof, which will survive such termination).

     9. Conditions Precedent to the Obligations of Seller to Close. The obligations of Seller to consummate the transactions contemplated by this Agreement are subject to the each of the following conditions being met:

          (a) Representations True and Correct. Each and every representation of Buyer under this Agreement shall be true and accurate in all material respects as of the date when made and shall be deemed to have been made again at and as of the time of Closing and shall at and as of such time of Closing be true and accurate in all material respects except as to changes specifically contemplated by this Agreement or consented to by Seller.

          (b) Compliance With Covenants and Agreements. Buyer shall have performed and complied in all material respects with (or compliance therewith shall have been waived by Seller) each and every covenant and agreement required by this Agreement to be performed or complied with by Buyer prior to or at the Closing.

          (c) Litigation. No suit, action or other proceedings shall, on the date of Closing, be pending or threatened before any court or governmental agency seeking to restrain, prohibit, or obtain material damages or other material relief in connection with the consummation of the transactions contemplated by this Agreement, other than litigation instituted by Seller or any Affiliate of Seller.

          (d) Price Adjustment Limitations. The aggregate downward adjustment (if any) of the Base Purchase Price which results from the procedures set forth in Sections 5(c), 7 and 14 does not exceed fifteen percent (15%) of the Base Purchase Price.

          (e) Seller Shareholder Approval. Seller shall have (i) obtained the approval of the holders of a majority of the outstanding shares of capital stock of Seller entitled to vote on matters submitted to Seller's stockholders authorizing the execution and performance by Seller of this Agreement and the transactions contemplated hereby; (ii) prepared and filed with the Securities and Exchange Commission (the "SEC") a Preliminary Information Statement pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or if required by law to obtain the approval contemplated in the foregoing clause (i), a Preliminary Proxy Statement pursuant to Section 14(a) of the Exchange Act, providing notice of and describing such approval in the manner required by the Exchange Act, the Nevada Revised Statutes and the articles of incorporation and bylaws of Seller; (iii) responded promptly to comments delivered by the SEC, if any, with respect to the Information Statement or Proxy Statement, as the case may be; and (iv) delivered the definitive Information Statement or Proxy Statement, as the case may be, to every security holder of each class of equity security that is entitled to vote or give an authorization, proxy or consent in regard to the execution and performance by Seller of this Agreement and take such other actions as may be required by the Exchange Act, Nevada law, and the articles of incorporation and bylaws of Seller to obtain the approval of shareholders contemplated in the foregoing clause (i) as soon as reasonably practicable.

          (f) Reimbursement of Shareholder Approval Costs. Buyer shall reimburse Seller at Closing for the costs incurred by Seller in obtaining or attempting to obtain the shareholder approval recited in Sections 8(g) and 9(e) of this Agreement up to a maximum amount of twenty-five thousand dollars ($25,000.00).

If the condition described above in Section 9(e) is not met as of the Closing Date, this Agreement shall terminate on the Closing Date. In the event of such a termination, the parties shall have no further obligations or liabilities to one another hereunder or in connection with the transactions contemplated hereby other than: (i) the obligation of Buyer to reimburse Seller for the costs as provided in Section 9(g) of this Agreement and (ii) the obligations under the Confidentiality Agreement and Section 13 hereof, which will survive such termination.

Unless this Agreement is terminated as a result of the condition in Section 9(e) not being met, if any such condition on the obligations of Seller under this Agreement is not met as of the Closing Date, and Seller is not in material breach of its obligations hereunder in the absence of Buyer being in breach of its obligations hereunder, this Agreement may, at the option of Seller, be terminated by written notice to Buyer. In the event such a termination occurs, the parties shall have no further obligations or liabilities to one another hereunder or in connection with the transactions contemplated hereby (other than the obligations under the Confidentiality Agreement and under Section 13 hereof, which will survive such termination).

     10. Closing.

          (a) Actions At Closing. The closing (herein called the "Closing") of the transaction contemplated hereby shall take place in the offices of Vinson & Elkins L.L.P. located at First City Tower, 1001 Fannin Street, Suite 2300, Houston, Texas 77002 at 10:00 a.m. local time on June 30, 2006 ("Closing Date"). The term Closing Date shall include such other date and time (i) as Buyer and Seller may mutually agree upon or (ii) to which the Closing may be postponed pursuant to Sections 6(c)(ii) or 8(a) above. At the Closing:

               (i) Delivery of Conveyance. Seller shall execute, acknowledge and deliver to Whittier Energy Company a conveyance of the Properties designated to be conveyed to Whittier Energy Company in Schedule I. Seller shall execute, acknowledge and deliver to Premier Natural Resources, LLC a conveyance of the Properties designated to be conveyed to Premier Natural Resources, LLC in Schedule I. Each conveyance shall be effective as of 7 o'clock a.m., Central Standard Time on February 1, 2006 (herein called the "Effective Date"). The conveyance to each of Whittier Energy Company and Premier Natural Resources, LLC shall be made on the form attached hereto as Schedule III ("Conveyance").

               (ii) Federal and State Conveyance Forms. Seller shall execute (and, where required, acknowledge) and deliver to Buyer forms of conveyance or assignment as required by the applicable authorities for transfers of interests in state or federal leases included in the Properties.

               (iii) Letters in Lieu. Seller shall execute and deliver to Buyer letters in lieu of transfer orders (or similar documentation), in form acceptable to both parties.

               (iv) Affiliate Contracts. Seller will terminate any contracts which Seller has with its Affiliates.

               (v) Turn Over Possession. Seller shall, to the extent Seller can do so, turn over possession of the Properties.

               (vi) Payment to Seller. Buyer shall deliver to the Seller, by wire transfer of immediately available funds to a single account designated by Seller in a bank located in the United States, an amount equal to ninety percent (90%) of the Purchase Price. The remaining ten percent (10%) of the Purchase Price shall be delivered by Buyer, by wire transfer of immediately available funds, to that certain escrow account ("Escrow Account") established by and between Seller, Buyer and Compass Bank, 2001 Kirby Drive, Houston, Texas 77019, Attention:
          Thomas Cleveland,  Tel.:  713-831-5795,  Facsimile:  713-831-5750,  as
          Escrow Agent pursuant to the post-closing escrow agreement executed at Closing by Seller, Buyer and such Escrow Agent ("Post-Closing Escrow Agreement"). The Post-Closing Escrow Agreement shall provide that some or all of the amounts in the Escrow Account may, at or before termination of the Escrow Account, according to the terms of the Post-Closing Escrow Agreement, be disbursed to Buyer as further outlined in the Post-Closing Escrow Agreement., The Post-Closing Escrow Agreement shall be executed at the Closing by the parties in the form attached hereto as Exhibit C. The Escrow Account will be distributed to Buyer and/or Seller, as appropriate, in accordance with the terms of the Escrow Agreement.

               (vii) Non Foreign Status Affidavit. Seller will execute and deliver to Buyer an affidavit or other certification (as permitted by such code) that such party is not a "foreign person" within the meaning of Section 1445 (or similar provisions) of the Internal Revenue Code of 1986 as amended (i.e., such party is not a non resident alien, foreign corporation, foreign partnership, foreign trust or foreign estate as those terms are defined in such code and regulations promulgated thereunder).

               (viii) Seller's Loan Documents. Seller shall obtain releases of all mortgages and liens affecting the Properties arising out of Seller's Loan Documents.

               (ix) Opinion of Seller's Counsel. Seller shall provide an opinion of its legal counsel, satisfactory to Buyer in its reasonable discretion, that (i) the affirmative vote of the holders of a majority of the outstanding shares of Seller's common stock entitled to vote hereon is the only vote of any class of capital stock of the Company required by Nevada law or the certificate of incorporation or the bylaws of the Seller to authorize the execution and performance by Seller of this Agreement; and (ii) Seller has full corporate authority under Nevada law to consummate the transactions contemplated in this Agreement.

     (b) Post-Closing Actions.

               (i) Transfer of Files.  Seller will deliver to Buyer, within five
          (5) business days after Closing, all of Seller's files, records and data pertaining to the ownership and/or operation of the Properties (including, without limitation, title records, lease files, division order files, surveys and maps, contracts and contract files, production marketing records, correspondence files, geological, geophysical and seismic records, data and information, well files and production records, production and severance tax records, ad valorem tax records, production accounting records, environmental records and regulatory and regulatory compliance records), other than those which Seller cannot provide to Buyer without breaching confidentiality agreements with third parties (provided that Seller will reasonably cooperate with Buyer to obtain a release of such restriction or otherwise obtain access). Seller may, at its election, and at its expense, make and retain copies of any or all such files.

               (ii) Certain Disbursements. With respect to each Oil and Gas Property with respect to which Seller is disbursing proceeds of production attributable to other parties entitled thereto, (i) Seller shall continue to collect proceeds of production remitted to it up to the end of the month in which Closing occurs and shall be responsible for making disbursements, in accordance with its past practices of such proceeds of production so collected to the parties entitled to same, with any proceeds of production thereafter collected by Seller to be promptly forwarded to Buyer and (ii) Seller shall, as promptly as possible after Closing, deliver to Buyer (A) a copy of its "pay list" for each such Property and (B) a list of all parties for whom it is holding in suspense proceeds of production and (C) an amount equal to such proceeds so held in suspense.

     11. Certain Accounting Adjustments.

          (a) Adjustments for Revenues and Expenses. Adjustments shall be made between Buyer and Seller so that (i) Buyer will bear all expenses which are incurred in the operation of the Properties from and after the Effective Date, including, without limitation, all drilling costs, all capital expenditures, and all overhead charges due third party operators under applicable operating agreements and Buyer will receive all proceeds (net of applicable production, severance, and similar taxes) from sales of oil, gas and/or other minerals which are produced from (or attributable to) the Properties from and after the Effective Date, and (ii) Seller will bear all expenses which are incurred in the operation of the Properties before the Effective Date (provided, however, that Seller shall not be liable for the Agreed Payables), and Seller will receive all proceeds (net of applicable production, severance, and similar taxes) from the sale of oil, gas and/or other minerals which were produced from (or attributable to) the Properties and which were produced before the Effective Date. It is agreed that in making such adjustments, the Base Purchase Price shall be adjusted upward by an amount equal to the value of all oil, gas and natural gas liquids attributable  to the  Oil and  Gas  Properties  that  were  in  storage  or pipelines as of the Effective Date and such value shall be based on the price Seller received for such production in February of 2006 if sold, or, in the case where such production was not sold during that month, such production shall be valued at a value based upon the average market price posted in the area for oil, gas or natural gas liquids of similar quality and grade in effect as of the Effective Date less all applicable royalties, taxes, gravity adjustments and transportation expenses necessary to market such production. It is further agreed that in making such adjustments, (A) ad valorem and similar taxes assessed for periods prior to the Effective Date shall be borne by Seller and ad valorem taxes assessed for periods on or after the Effective Date shall be borne by Buyer, (B) ad valorem and similar taxes assessed with respect to a period which the Effective Date splits shall be prorated based on the number of days in such period which fall on each side of the Effective Date (with the day on which the Effective Date falls being counted in the period after the Effective Date),
     (C) for the period between the Effective Date and Closing, Buyer shall bear only those expenses which are chargeable under the applicable operating agreement as direct costs or as third party operator overhead charges (or, in the absence of such an agreement, under the AAPL 610 Form (1989) Operating Agreement, with the COPAS (1984) Accounting Procedure (with the election "shall" in Article III having been elected and with no overhead fee being provided for) attached), (D) Buyer shall not bear any expenses which result from the operation of the Properties in a manner which is not in accordance with Seller's covenants contained herein, and (E) no consideration shall be given to the local, state or federal income tax liabilities of any party.

          (b) Initial Adjustment at Closing. At least five (5) days before the Closing Date, Seller shall provide to Buyer a statement (the "Closing Statement") showing its computations of the amount of the adjustments to the Base Purchase Price provided for in subsection (a) above based on information in Seller's possession at that time (which shall consist of actual receipts and disbursements to the extent available and estimates of remaining amounts, it being understood that such adjustments are to consider the full period up to Closing and it will be necessary to use estimates for some periods and/or amounts), and for any Asserted Defects or asserted Title Benefits as contemplated by Section 6. If the amount of adjustments so determined which would result in a credit to Buyer exceed the amount of adjustments so determined which would result in a credit to Seller, Buyer shall receive a credit at Closing for the net amount of such excess, and if the converse is true, then the amount to be paid by Buyer to Seller at Closing shall be increased by the net amount of such excess. Buyer and Seller shall attempt to agree in good faith upon such adjustments prior to Closing, provided that, if agreement is not reached, the average of the net adjustment resulting from Buyer's computation and the net adjustment resulting from Seller's computation shall be used at Closing (subject to further adjustment under subsection (c) and (d) below.

          (c) Adjustment Post Closing

               (i) Revised Closing Statement.On or before the ninetieth (90) day following the Closing, Seller shall deliver to Buyer a revised Closing Statement setting forth actual adjustments to Base Purchase Price. Each party shall provide the other such data and information as may be reasonably requested to permit Seller to prepare such revised Closing Statement or to permit Buyer to perform or cause to be performed an audit of such revised Closing Statement. The revised Closing Statement shall become final and binding upon the parties on the thirtieth
          (30th) day following receipt thereof by Buyer (the "Final Settlement Date") unless Buyer gives written notice of its disagreement (a "Notice of Disagreement") to Seller prior to such date. Any Notice of Disagreement shall specify in reasonable detail the dollar amount and the nature and basis of any disagreement so asserted. If a Notice of Disagreement is received by Seller in a timely manner, then the Parties shall resolve the dispute evidenced by the Notice of Disagreement by mutual agreement, or otherwise in accordance with
          Section 11(e) below.

               (ii) Final Statement. If the amount of the Purchase Price as set forth on the Final Statement (below defined) exceeds the amount of the estimated Purchase Price paid at the Closing, then Buyer shall pay to Seller the amount by which the Purchase Price as set forth on the Final Statement exceeds the amount of the estimated Purchase Price paid at the Closing within five (5) business days after the Final Settlement Date. If the amount of the Purchase Price as set forth on the Final Statement is less than the amount of the estimated Purchase Price paid at the Closing, then Seller shall pay to Buyer the amount by which the Purchase Price as set forth on the Final Statement is less than the amount of the estimated Purchase Price paid at the Closing within five (5) business days after the Final Settlement Date. The term "Final Statement" shall mean (i) if the revised Closing Statement becomes final pursuant to Section 11(c)(i), such revised Closing Statement, or (ii) upon resolution of any dispute regarding a Notice of Disagreement, the revised Closing Statement reflecting such resolutions, which the Parties shall issue, or cause the Accounting Arbitrator (below defined) to issue, as applicable, following such resolution.

          (d) Additional Adjustments. Should any additional items which would be the subject of adjustments provided for in subsection (a) above come to the attention of Buyer or Seller after such adjustments under subsection (c) above are concluded, such adjustments shall be made by appropriate payments from Buyer to Seller or from Seller to Buyer.

          (e) Accounting Arbitrator. If Seller and Buyer are unable to resolve the matters addressed in the Notice of Disagreement, each of Buyer and Seller shall within fourteen (14) business days after the delivery of such Dispute Notice, summarize its position with regard to such dispute in a written document of twenty-five pages or less and submit such summaries to the office of Al E. McClellan & Company, LLC, 10807 St. Mary's Lane, Suite 200, Houston, Texas 77079, or such other party as the parties may mutually select (the "Accounting Arbitrator"), together with the Notice of Disagreement, the revised Closing Statement and any other documentation such party may desire to submit. Within twenty (20) business days after receiving the parties' respective submissions, the Accounting Arbitrator shall render a decision choosing either Seller' position or Buyer's position with respect to each matter addressed in any Notice of Disagreement based on the materials described above and based upon the books and records of Seller with respect to the Properties. Any decision rendered by the Accounting Arbitrator pursuant hereto shall be final, conclusive and binding on Seller and Buyer and will be enforceable against any of the parties in any court of competent jurisdiction.

     12. Assumption and Indemnification.

          (a)  Indemnity by Buyer.  Subject to Seller's  indemnity  set forth in
     Section 12(b) below, effective upon Closing, Buyer (i) assumes, and agrees to timely pay and perform, all duties, obligations and liabilities (including environmental liabilities) relating to the ownership and operation of the Properties, whether accruing prior to, on and after the Closing Date (the "Assumed Obligations") and (ii) releases, defends, indemnifies and holds Seller and its Affiliates, and the respective shareholders, directors, officers, employees, attorneys and agents of and such parties (collectively, the "Seller Group") harmless from and against any and all claims, actions, causes of action, liabilities, damages, losses, costs or expenses (including, without limitation, court costs and reasonable attorneys' fees) of any kind or character (collectively, "Losses") arising out of or otherwise relating to (A) the Assumed Obligations or (B) the breach of any representation or covenant of Buyer contained herein.

          (b) Indemnity by Seller. Effective upon Closing, Seller defends, indemnifies and holds Buyer and its Affiliates, and the respective shareholders, directors, officers, employees, attorneys and agents of such parties (collectively, the "Buyer Group") harmless from and against any and all Losses, arising out of or otherwise relating to (i) the breach of any representation or covenant of Seller contained herein or (ii) any Loss attributable to any personal injury occurring in connection with Seller's ownership or operation of the Properties prior to the Closing.

          (c) Limitations on Seller's Indemnity. Notwithstanding anything herein to the contrary, Seller shall have no obligation or liability under Section 12(b) or otherwise in connection with the transactions contemplated by this Agreement, with respect to any Losses suffered by the Buyer Group, in the aggregate, in excess of the Base Purchase Price. Further, notwithstanding anything herein to the contrary, Seller shall have no obligation or liability under Section 12(b). Buyer shall have no rights to any of the amounts in the Escrow Account in connection with a claim under Section 12(b) unless and until the aggregate amount of the Losses suffered by the Buyer Group , when combined with the value of Defects identified by Buyer but not asserted prior to Closing plus the value of Post-Closing Asserted Defects is more than the Threshold Amount; provided, however, that once such amount exceeds the Threshold Amount, then Seller shall be obligated to indemnify the Buyer Group for all such Losses in accordance with the terms of this Agreement. If Closing occurs, the express indemnities set forth in
     Section 12 and elsewhere in this Agreement and the parties' rights under the Post-Closing Escrow Agreement shall be the exclusive remedies for the parties for the breach of any representation, warranty or covenant set forth in this Agreement.

          (d) Express Negligence. Without limiting or enlarging the scope of the indemnification and release provisions set forth in this Agreement, to the fullest extent permitted by Law, such provisions shall be applicable regardless of whether the liabilities, Losses, costs, expenses and damages in question arises out of or results from the sole, active, passive, concurrent or comparative negligence, strict liability or other fault of or by any indemnitee or released Person.

     13. No Commissions Owed. Seller agrees to defend, indemnify and hold harmless the Buyer Group from and against any and all Losses arising out of or resulting from any agreement, arrangement or understanding alleged to have been made by, or on behalf of, Seller with any broker or finder in connection with this Agreement or the transaction contemplated hereby. Buyer agrees to indemnify and hold harmless the Seller Group from and against any and all Losses arising out of or resulting from any agreement, arrangement or understanding alleged to have been made by, or on behalf of, Buyer with any broker or finder in connection with this Agreement or the transaction contemplated hereby.

     14. Casualty Loss.

          (a) Oil and Gas Properties. In the event of damage by fire or other casualty to the Properties prior to the Closing, this Agreement shall remain in full force and effect, and in such event (unless Seller elects to repair such damage, which Seller shall have no obligation to do, in which case all rights to insurance proceeds, and claims against third parties, related thereto shall belong to Seller) as to each such Property so damaged which is an Oil and Gas Property, at Seller's election, either (i) such Property shall be treated as if it had an Asserted Defect associated with it and the procedure provided for in Section 7 shall be applicable thereto (in which case, unless Buyer and Seller agree to the contrary, all rights to insurance proceeds, and claims against third parties, related thereto shall belong to Seller), or (ii) the Base Purchase Price will not be adjusted, and Seller shall assign to Buyer all claims against third parties with respect to such damage, and also shall use its reasonable effort, either to collect (and when collected pay over to Buyer) any insurance claims related to such damage, or assign to Buyer such insurance claims, and, in either event, Buyer shall take title to the Property affected by such loss without reduction of the Base Purchase Price as a result thereof

          (b) Other Properties. As to each such Property so damaged which is other than an Oil and Gas Property, Seller shall, at Buyer's election, either collect (and when collected pay over to Buyer) any insurance claims related to such damage, or assign to Buyer any insurance claims related to such damage, and Buyer shall take title to the Property affected by such loss without reduction of the Base Purchase Price as a result thereof. In either event Seller shall assign to Buyer all claims against third parties with respect to such damage.

     15. Notices. All notices and other communications required under this Agreement shall (unless otherwise specifically provided herein) be in writing and be delivered personally, by recognized commercial courier or delivery service which provides a receipt, by facsimile, or by registered or certified mail (postage prepaid), at the following addresses (or in the case of telecopy, facsimile number):

      If to the Buyer:  Whittier Energy Company
                        333 Clay Street, Suite 700
                        Houston, Texas 77002
                        Attn: Dan Silverman
                        Chief Operating Officer
                        Fax No.: (713) 850 - 1879

                        With a copy to:
                        Louis J. Davis
                        Thompson & Knight LLP
                        333 Clay Street, Suite 3300
                        Houston, Texas 77002
                        Fax No. (713) 654 - 1871

                        And

                        Premier Natural Resources
                        One Summit Plaza
                        5727 South Lewis Avenue
                        Suite 200
                        Tulsa, Oklahoma 74105
                        Fax No. 918-878-5425
                        Attn:  J. C. Jacobsen, President and Chief Manager

      If to Seller:           Imperial Petroleum, Inc.
                        329 Main Street, Suite 801
                        Evansville, Indiana  47708
                        Attn: Jeff Wilson
                        Fax No.:  (812) 876-1678

      With a copy to:   Vinson & Elkins L.L.P.
                        1001 Fannin, Suite 2300
                        Houston, Texas  77002
                        Attn:  Robin S. Fredrickson
                        Fax No.:  (713) 615-5850
and shall be considered delivered on the date of receipt if during business hours, or, if not during business hours, on the next business day during business hours. Either the Buyer or Seller may specify as its proper address any other post office address within the continental limits of the United States by giving notice to the other parties, in the manner provided in this Section, at least two (2) days prior to the effective date of such change of address.

     16. Survival of Provisions, Certain Limitation on Liabilities. All representations, warranties and covenants contained made herein shall survive the Closing; provided that (a) such representations and warranties as to title matters shall survive the Closing and the delivery of the Conveyance for only a period of thirty (30) days following Closing, (b) all other representations and warranties and the covenants of the parties to be fully performed prior to Closing shall survive the Closing and delivery of the Conveyance for a period of only one (1) year following Closing, (c) Seller's indemnities in Section 12(b) shall survive the Closing and delivery of the Conveyance for a period of only one (1) year following the Closing, and (d) the provisions of Sections 10 (to the extent the same are, by mutual agreement, not performed at Closing), 11 and 13 shall survive the Closing and the delivery of the Conveyance for a period of one (1) year following Closing. All other provisions of this Agreement shall survive the Closing and delivery of the Conveyance without time limitation. It is provided, however, that nothing in this Section 16 or this Agreement shall be construed as being inconsistent with or limiting the effect of the Conveyance attached as Schedule III which provides for a special warranty of title by Seller.

     17. Miscellaneous Matters.

          (a) Further Assurances. After the Closing, Seller agrees that it shall execute and deliver, and shall otherwise cause to be executed and delivered, from time to time, such further instruments, notices, division orders, transfer orders and other documents, and do such other and further acts and things, as may be reasonably necessary to more fully and effectively grant, convey and assign the Properties to Buyer and to otherwise carry out the transaction contemplated hereby.

          (b) Parties Bear Own Expenses, No Special Damages. Each party shall bear and pay all expenses (including, without limitation, legal fees) incurred by it in connection with the transaction contemplated by this Agreement. NOTWITHSTANDING ANYTHING HEREIN WHICH MAY APPEAR TO THE CONTRARY, NEITHER PARTY SHALL HAVE ANY OBLIGATIONS WITH RESPECT TO THIS
     AGREEMENT OR THE TRANSACTION CONTEMPLATED HEREBY FOR ANY SPECIAL, CONSEQUENTIAL, LOSS OF PROFITS OR PUNITIVE DAMAGES.

          (c) No Sales Taxes. If this transaction is deemed to be subject to sales, transfer or similar tax, for any reason, Buyer agrees to be solely responsible, and shall (as a part of its indemnification obligations under Section 12 hereof) indemnify and hold the Seller Group harmless, for any and all sales, transfer or other similar taxes (including related penalty, interest or legal costs) due by virtue of this transaction on the Properties transferred pursuant hereto and the Seller shall remit such taxes at that time. Seller and Buyer agree to cooperate with each other in demonstrating that the requirements for exemptions from such taxes have been met.

          (d) Entire Agreement. This Agreement contains the entire understanding of the parties hereto with respect to subject matter hereof and supersedes all prior agreements, understandings, negotiations, and discussions among the parties with respect to such subject matter; provided that the Confidentiality Agreement remains in full force and effect and is not superseded or modified by this Agreement.

          (e) Amendments, Waivers. This Agreement may be amended, modified, supplemented, restated or discharged (and provisions hereof may be waived) only by an instrument in writing signed by the party against whom enforcement of the amendment, modification, supplement, restatement or discharge (or waiver) is sought.

          (f) Choice of Law. Without regard to principles of conflicts of law, this Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Texas applicable to contracts made and to be performed entirely within such state and the laws of the United States of America.

          (g) Headings, Time of Essence, etc. The descriptive headings contained in this Agreement are for convenience only and shall not control or affect the meaning or construction of any provision of this Agreement. Within this Agreement, words of any gender shall be held and construed to cover any other gender, and words in the singular shall be held and construed to cover the plural, unless the context otherwise requires. Time is of the essence in this Agreement.

          (h) Assignment; Successors and Assigns. Neither Buyer nor Seller shall assign this Agreement or any part hereof without the prior written consent of the other. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

          (i) Counterpart Execution. This Agreement may be executed in counterparts, all of which are identical and all of which constitute one and the same instrument. It shall not be necessary for Buyer and Seller to sign the same counterpart. It is recognized that the parties may execute separate copies of the signature pages hereto and that all of such copies may be assembled into one or more counterparts hereof containing signature pages with signatures of Buyer and Seller.

          (j) No Press Releases. Prior to Closing neither party shall make any public announcement with respect to the transaction contemplated hereby without the consent of the other party, except as may be required under applicable law (including applicable securities laws) in which case the other parties to this Agreement shall be advised and the parties shall use their reasonable best efforts to cause a mutually agreeable release or announcement to be issued; provided, however, that the foregoing shall not preclude communications or disclosures necessary to implement the provisions of this Agreement (including communications or disclosures to lenders or rating agencies or in connection with the receipt of any consents or contractual notices) or to comply with applicable accounting, tax and disclosure obligations of any governmental entity.

          (k) Disclaimer. BUYER ACKNOWLEDGES AND AGREES THAT, EXCEPT AS OTHERWISE EXPRESSLY SET FORTH IN THIS AGREEMENT, NONE OF SELLER OR ANY AFFILIATE OF SELLER MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS, STATUTORY, IMPLIED OR OTHERWISE WITH RESPECT TO THE PROPERTIES. EXCEPT AS OTHERWISE EXPRESSLY SET FORTH IN THIS AGREEMENT, SELLER, FOR ITSELF AND ITS AFFILIATES, HEREBY EXPRESSLY DISCLAIMS ANY AND ALL REPRESENTATIONS AND WARRANTIES ASSOCIATED WITH THE PROPERTIES, EXPRESS, STATUTORY, IMPLIED OR OTHERWISE, INCLUDING ANY REPRESENTATION OR WARRANTY REGARDING: (I) TITLE,
     (II) ANY COSTS, EXPENSES, REVENUES, RECEIPTS, ACCOUNTS RECEIVABLE, OR ACCOUNTS PAYABLE, (III) ANY CONTRACTUAL, ECONOMIC OR FINANCIAL INFORMATION AND DATA ASSOCIATED WITH THE PROPERTIES, (IV) THE CONTINUED FINANCIAL VIABILITY OR PRODUCTIVITY OF THE PROPERTIES OR TRANSPORTABILITY OF PRODUCT,
     (V) THE ENVIRONMENTAL OR PHYSICAL CONDITION OF THE PROPERTIES, (VI) ANY FEDERAL, STATE, LOCAL OR TRIBAL INCOME OR OTHER TAX CONSEQUENCES ASSOCIATED WITH THE PROPERTIES, (VII) THE ABSENCE OF PATENT OR LATENT DEFECTS, (VIII) THE STATE OF REPAIR OF THE PROPERTIES, (IX) MERCHANTABILITY OR CONFORMITY TO MODELS, (X) FITNESS FOR A PARTICULAR PURPOSE AND (XI) PRODUCTION RATES, RECOMPILATION OPPORTUNITIES, DECLINE RATES OR THE QUALITY, QUANTITY OR VOLUME OF THE RESERVES OF HYDROCARBONS, IF ANY, ATTRIBUTABLE TO THE PROPERTIES. SELLER, FOR ITSELF AND ITS AFFILIATES, EXPRESSLY DISCLAIMS ANY AND ALL REPRESENTATIONS AND WARRANTIES, EXCEPT AS OTHERWISE EXPRESSLY SET FORTH IN THIS AGREEMENT ASSOCIATED WITH THE QUALITY, ACCURACY, COMPLETENESS OR MATERIALITY OF THE INFORMATION, DATA AND MATERIALS FURNISHED (WHETHER ELECTRONICALLY, ORALLY, BY VIDEO, IN WRITING OR ANY OTHER MEDIUM, BY COMPACT DISK, IN ANY DATA ROOM, OR OTHERWISE) AT ANY TIME TO BUYER GROUP ASSOCIATED WITH TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT, INCLUDING, INFORMATION, DATA OR MATERIALS REGARDING: (A) TITLE TO THE PROPERTIES, (B) COSTS, EXPENSES, REVENUES, RECEIPTS, ACCOUNTS RECEIVABLE OR ACCOUNTS PAYABLE ASSOCIATED WITH THE PROPERTIES, (C) CONTRACTUAL, ECONOMIC OR FINANCIAL INFORMATION ASSOCIATED WITH THE PROPERTIES, (D) THE CONTINUED FINANCIAL VIABILITY OR PRODUCTIVITY OF THE PROPERTIES, OR TRANSPORTABILITY OF PRODUCT, (E) THE ENVIRONMENTAL OR PHYSICAL CONDITION OF THE PROPERTIES,
     (F) FEDERAL, STATE, LOCAL OR TRIBAL INCOME OR OTHER TAX CONSEQUENCES ASSOCIATED WITH THE PROPERTIES, (G) THE ABSENCE OF PATENT OR LATENT DEFECTS, (H) THE STATE OF REPAIR OF THE PROPERTIES, (I) ANY WARRANTY REGARDING MERCHANTABILITY OR CONFORMITY TO MODELS, (J) ANY RIGHTS OF ANY MEMBER OF BUYER GROUP UNDER APPROPRIATE LAWS TO CLAIM DIMINUTION OF CONSIDERATION OR RETURN OF THE PURCHASE PRICE, (K) ANY WARRANTY OF FREEDOM FROM PATENT, COPYRIGHT OR TRADEMARK INFRINGEMENT, (L) WARRANTIES EXISTING UNDER APPLICABLE LAW NOW OR HEREAFTER IN EFFECT, (M) ANY WARRANTY REGARDING FITNESS FOR A PARTICULAR PURPOSE, AND (N) PRODUCTION RATES, RECOMPLETION OPPORTUNITIES, DECLINE RATES, GAS BALANCING INFORMATION OR THE QUALITY, QUANTITY OR VOLUME OF THE RESERVES OF HYDROCARBONS, IF ANY, ATTRIBUTABLE TO THE PROPERTIES.

          (l) Arbitration. Except as provided in Section 11(e), any controversy, dispute, or claim arising out of, in connection with, or in relation to, the interpretation, performance or breach of this Agreement, including, without limitation, the validity, scope, and enforceability of this Section 17(l), will be solely and finally settled by binding arbitration, without right of appeal. Arbitration will be conducted before a single arbitrator in Houston, Texas by and in accordance with the then existing rules for commercial arbitration of the American Arbitration Association, or any successor organization and in accordance with the Federal Arbitration Act, 9 U.S.C. ss. 1 et. seq. Judgment upon any award rendered by the arbitrator may be entered by the state or federal Court having jurisdiction thereof. Any of the parties may demand arbitration by written notice to the other and to the American Arbitration Association ("Demand for Arbitration"). Any Demand for Arbitration pursuant to this Section 17(l) shall be made within one hundred eighty (180) days from the date that the dispute upon which the demand is based arose or the other parties shall have the option to have such dispute adjudicated in a federal court of competent jurisdiction in Texas. The parties intend that this agreement to arbitrate be valid, enforceable and irrevocable.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, this Agreement is executed by the parties hereto on the date set forth above.

                                    SELLER:

                            IMPERIAL PETROLEUM, INC.

                                    By:
                                         -------------------------
                                    Name:
                                          ------------------------------
                                    Title:
                                            ----------------------------


                                    BUYER:

                             WHITTIER ENERGY COMPANY

                                    By:
                                         -------------------------
                                    Name:
                                          ------------------------------
                                    Title:
                                            ----------------------------


                                    PREMIER NATURAL RESOURCES, LLC

                                    By:
                                         -------------------------
                                    Name:
                                          ------------------------------
                                    Title:
                                            ----------------------------

                                 Schedule I - 1





                                   SCHEDULE I

     County/StateWells, Units, Lease or Drilling Locations; WI; NRI; Allocated Amounts


                 Well, Unit,
                 Lease or        Working         Net Revenue     Allocated
County/State     Drilling        Interest        Interest        Amounts
                 Locations

                                Schedule II - 1
                                   SCHEDULE II

                               Disclosure Schedule

                                Schedule III - 1
                                  SCHEDULE III

                                 Conveyance Form

     IMPERIAL PETROLEUM, INC., a Nevada corporation (herein called "Grantor"), for Ten Dollars and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), does hereby GRANT, BARGAIN, SELL, CONVEY, ASSIGN, TRANSFER, SET OVER, and DELIVER unto [each of the following in separate conveyances of the properties to be conveyed to each: WHITTIER ENERGY COMPANY, a Nevada corporation, whose address is 333 Clay Street, Suite 700, Houston, Texas 777002 and PREMIER NATURAL RESOURCES, LLC, a Delaware limited liability company, whose address is One Summit Plaza, 5727 South Lewis Avenue, Suite 200, Tulsa, Oklahoma 74105] (herein called "Grantee", the following described properties, rights and interests:

          (a) all right, title and interest of Grantor in and to the oil and gas leases and other, interests, if any, described on Exhibit A hereto (and any ratifications, amendments and extensions thereof, whether or not the same are described on Exhibit A);

          (b) Without limitation of the foregoing, all other right, title and interest (of whatever kind or character, whether legal or equitable, and whether vested or contingent) of Grantor in and to the leases and other interests, if any, described on Exhibit A hereto and in and to all lands described on Exhibit A or described or covered by such leases or other interests (including, without limitation, interests in oil, gas and/or mineral leases, overriding royalties, production payments, net profits interests, fee mineral interests, fee royalty interests and other interests insofar as they cover such lands), even though Grantor's interest therein may be incorrectly described in, or omitted from, such Exhibit A; and

          (c) all rights, titles and interests of Grantor in and to, or otherwise derived from, all presently existing and valid oil, gas and/or mineral unitization, pooling, and/or communitization agreements, declarations, designations and/or orders (including, without limitation, those described on Exhibit A hereto) and in and to the properties covered and the units created thereby (including, without limitation, all units formed under orders, rules, regulations, or other official acts of any federal, state, or other authority having jurisdiction, and voluntary unitization agreements, designations and/or declarations) relating to the properties described in subsections (a) and (b) above;

          (d) to the extent assignable, all rights, titles and interests of Grantor in and to all presently existing and valid production sales contracts, operating agreements, and other agreements and contracts which relate to any of the properties described in subsections (a), (b) and (c) above (the "Contracts"); and

          (e) all rights, titles and interests of Grantor in and to all materials, supplies, machinery, equipment, improvements and other personal property and fixtures (including, but not by way of limitation, all wells, wellhead equipment, pumping units, flowlines, tanks, buildings, saltwater disposal facilities, injection facilities, compression facilities, gathering systems, and other equipment) used in connection with the exploration, development, operation or maintenance of the properties described in subsections (a), (b) and (c) above, and, to the extent assignable, in and to all permits and licenses (including, without limitation, all environmental and other governmental permits, licenses and authorizations), rights of way, easements, and other rights of surface use, water rights and other rights and interests used in connection with the exploration, development, operation or maintenance of the properties described in subsections (a), (b) and (c) above.

     The properties,  rights and interests  described in subsections (a) through
(e) above are herein sometimes called the "Properties."

     It is provided however, that Properties does not include: (a) all of Grantor's corporate minute books, financial records, and other business records that relate to Grantor's business generally (including the ownership and operation of the Properties); (b) all trade credits, all accounts, receivables and all other proceeds, income or revenues attributable to the Properties with respect to any period of time prior to the Effective Date (below defined); (c) all claims and causes of action of Grantor arising under or with respect to any Contracts that are attributable to periods of time prior to the Effective Date (including claims for adjustments or refunds); (d) all rights and interests of Grantor (i) under any policy or agreement of insurance or indemnity, (ii) under any bond or (iii) to any insurance proceeds, arising, in each case, from acts, omissions or events, or damage to or destruction of property (except as provided in Purchase Agreement described below); (e) all hydrocarbons produced and sold from the Properties with respect to all periods prior to the Effective Date; (f) all claims of Grantor for refunds of or loss carry forwards with respect to (i) production or any other taxes attributable to any period prior to the Effective Date, (ii) income or franchise taxes or (iii) any taxes attributable to any period prior to the Effective Date; (g) all office leases, office furniture, personal computers and associated peripherals and all radio and telephone equipment not on the Properties; (h) all of Grantor's proprietary computer software, patents, trade secrets, copyrights, names, trademarks, logos and other intellectual property; (i) all documents and instruments of Grantor that may be protected by an attorney-client privilege; (j) all data that cannot be disclosed to Buyer as a result of confidentiality arrangements under agreements with third parties; (k) all geophysical, and other seismic and related technical data and information relating to the Properties to the extent not assignable without payment of fee or penalty; (l) documents prepared or received by Grantor with respect to (i) lists of prospective purchasers for the Properties compiled by Grantor, (ii) bids submitted by other prospective purchasers of the Properties,
(iii)  analyses by Grantor of any bids submitted by any  prospective  purchaser,
(iv) correspondence between or among Grantor, its respective representatives, and any prospective purchaser other than Grantee and (v) correspondence between Grantor or any of its respective representatives with respect to any of the bids, the prospective purchasers, or the transactions contemplated in this Agreement; (m) all vehicles of Grantor or its Affiliates (below defined), and
(n) the pulling equipment and workover rig described on Exhibit B.

     TO HAVE AND TO HOLD the Properties unto Grantee, its successors and assigns, forever.

     GRANTOR AGREES TO WARRANT AND FOREVER DEFEND TITLE TO THE PROPERTIES UNTO GRANTEE, ITS SUCCESSORS AND ASSIGNS, AGAINST THE CLAIMS AND DEMANDS OF ALL PERSONS CLAIMING, OR TO CLAIM THE SAME, OR ANY PART THEREOF BY, THROUGH OR UNDER GRANTOR, BUT NOT OTHERWISE.

     This Conveyance is delivered by Grantor pursuant and subject to that certain Purchase and Sale Agreement dated _______ between Grantor, and Grantee (the "Purchase Agreement"). Capitalized terms used herein and not otherwise defined shall have the meanings given such terms in the Purchase Agreement.

     GRANTEE ACKNOWLEDGES AND AGREES THAT, EXCEPT AS OTHERWISE EXPRESSLY SET FORTH IN THE PURCHASE AGREEMENT AND THIS CONVEYANCE, NONE OF GRANTOR OR ANY AFFILIATE OF GRANTOR MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS, STATUTORY, IMPLIED OR OTHERWISE WITH RESPECT TO THE PROPERTIES. EXCEPT AS OTHERWISE EXPRESSLY SET FORTH IN THE PURCHASE AGREEMENT, GRANTOR, FOR ITSELF AND ITS AFFILIATES, HEREBY EXPRESSLY DISCLAIMS ANY AND ALL REPRESENTATIONS AND WARRANTIES ASSOCIATED WITH THE PROPERTIES, EXPRESS, STATUTORY, IMPLIED OR OTHERWISE, INCLUDING ANY REPRESENTATION OR WARRANTY REGARDING: (I) TITLE, (II) ANY COSTS, EXPENSES, REVENUES, RECEIPTS, ACCOUNTS RECEIVABLE, OR ACCOUNTS PAYABLE, (III) ANY CONTRACTUAL, ECONOMIC OR FINANCIAL INFORMATION AND DATA ASSOCIATED WITH THE PROPERTIES, (IV) THE CONTINUED FINANCIAL VIABILITY OR PRODUCTIVITY OF THE PROPERTIES OR TRANSPORTABILITY OF PRODUCT, (V) THE ENVIRONMENTAL OR PHYSICAL CONDITION OF THE PROPERTIES, (VI) ANY FEDERAL, STATE, LOCAL OR TRIBAL INCOME OR OTHER TAX CONSEQUENCES ASSOCIATED WITH THE PROPERTIES,
(VII) THE ABSENCE OF PATENT OR LATENT DEFECTS, (VIII) THE STATE OF REPAIR OF THE PROPERTIES, (IX) MERCHANTABILITY OR CONFORMITY TO MODELS, (X) FITNESS FOR A PARTICULAR PURPOSE AND (XI) PRODUCTION RATES, RECOMPILATION OPPORTUNITIES,
DECLINE RATES OR THE QUALITY, QUANTITY OR VOLUME OF THE RESERVES OF HYDROCARBONS, IF ANY, ATTRIBUTABLE TO THE PROPERTIES. GRANTOR, FOR ITSELF AND ITS AFFILIATES, EXPRESSLY DISCLAIMS ANY AND ALL REPRESENTATIONS AND WARRANTIES, EXCEPT AS OTHERWISE EXPRESSLY SET FORTH IN THE PURCHASE AGREEMENT ASSOCIATED WITH THE QUALITY, ACCURACY, COMPLETENESS OR MATERIALITY OF THE INFORMATION, DATA AND MATERIALS FURNISHED (WHETHER ELECTRONICALLY, ORALLY, BY VIDEO, IN WRITING OR ANY OTHER MEDIUM, BY COMPACT DISK, IN ANY DATA ROOM, OR OTHERWISE) AT ANY TIME TO GRANTEE GROUP ASSOCIATED WITH TRANSACTIONS CONTEMPLATED BY THE PURCHASE AGREEMENT, INCLUDING, INFORMATION, DATA OR MATERIALS REGARDING: (A) TITLE TO THE PROPERTIES, (B) COSTS, EXPENSES, REVENUES, RECEIPTS, ACCOUNTS RECEIVABLE OR ACCOUNTS PAYABLE ASSOCIATED WITH THE PROPERTIES, (C) CONTRACTUAL, ECONOMIC OR FINANCIAL INFORMATION ASSOCIATED WITH THE PROPERTIES, (D) THE CONTINUED
FINANCIAL VIABILITY OR PRODUCTIVITY OF THE PROPERTIES, OR TRANSPORTABILITY OF PRODUCT, (E) THE ENVIRONMENTAL OR PHYSICAL CONDITION OF THE PROPERTIES, (F) FEDERAL, STATE, LOCAL OR TRIBAL INCOME OR OTHER TAX CONSEQUENCES ASSOCIATED WITH

THE PROPERTIES, (G) THE ABSENCE OF PATENT OR LATENT DEFECTS, (H) THE STATE OF REPAIR OF THE PROPERTIES, (I) ANY WARRANTY REGARDING MERCHANTABILITY OR CONFORMITY TO MODELS, (J) ANY RIGHTS OF ANY MEMBER OF GRANTEE GROUP UNDER APPROPRIATE LAWS TO CLAIM DIMINUTION OF CONSIDERATION OR RETURN OF THE PURCHASE PRICE, (K) ANY WARRANTY OF FREEDOM FROM PATENT, COPYRIGHT OR TRADEMARK INFRINGEMENT, (L) WARRANTIES EXISTING UNDER APPLICABLE LAW NOW OR HEREAFTER IN EFFECT, (M) ANY WARRANTY REGARDING FITNESS FOR A PARTICULAR PURPOSE, AND (N) PRODUCTION RATES, RECOMPLETION OPPORTUNITIES, DECLINE RATES, GAS BALANCING INFORMATION OR THE QUALITY, QUANTITY OR VOLUME OF THE RESERVES OF HYDROCARBONS, IF ANY, ATTRIBUTABLE TO THE PROPERTIES.


     Grantor agrees to execute and deliver to Grantee, from time to time, such other and additional instruments, notices, division orders, transfer orders and other documents, and to do all such other and further acts and things as may be necessary to more fully and effectively grant, convey and assign to Grantee the Properties.


     This Conveyance is being executed in several counterparts all of which are identical except that, to facilitate recordation, where a counterpart hereof is being recorded there may be omitted from Exhibit A and Exhibit B to such counterpart portions of Exhibit A and Exhibit B which describe or refer to properties located in jurisdictions other than the jurisdiction in which such counterpart is being recorded. Complete copies hereof including the entire Exhibit A and Exhibit B have been retained by Grantor and Grantee. All of such counterparts together shall constitute one and the same instrument.


     IN WITNESS WHEREOF this Conveyance has been executed on , _____, effective as to runs of oil and deliveries of gas, and for all other purposes, as of 7:00 a.m. Central Standard Time, on February 1, 2006 (the "Effective Date").


                                    IMPERIAL PETROLEUM, INC.


                                    By:

                                    Name:

                                    Title:


STATE OF ______________________

COUNTY OF _____________________

     The foregoing instrument was acknowledged before me this ____ day of ________________, 2006, by ________________________ the ____________________ of
a Imperial Petroleum, Inc., a ___________________ corporation, on behalf of such corporation.




                                    Notary Public in and for the State of Texas








                           [FORM TO BE ADJUSTED, AS APPROPRIATE,
                       TO MEET LOCAL FILING/RECORDATION REQUIREMENTS.]

                                  Exhibit A - 1
                                    Exhibit A

                              Property Descriptions

                                  EXHIBIT A

KENTUCKY -  (Premier)

--------------------------------------------------------------------------------

Well(s) and/or        County or   Description                            Acres
Lessor/ Lessee        Parish

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Lessor: Phil          Todd        Parcel No. 069-16;                   215.795
Templeman et al       County,     069-12.
Lessee: Imperial      Kentucky

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Lessor: Phil          Todd        Parcel No. 054-18                    55.75
Templeman et al       County,
 Lessee: Imperial     Kentucky


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Lessor: Carl T.       Todd        Parcel No. 069-09;                   216.
Templeman             County,     069-07A
 Lessee: Imperial     Kentucky

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Lessor: Carl          Todd        Parcel No.                           125.11
Templeman             County,     083-12;083-12B
Lessee: Imperial      Kentucky

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Lessor: Gary          Todd        Parcel No. 083-03C;                  103.56
Templeman             County,     083-06
Lessee: Imperial      Kentucky

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Lessor:Daryl          Todd        Parcel No.082-25; 082-26             149.62
Templeman             County,
 Lessee: Imperial     Kentucky

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Lessor: Daryl         Todd        Parcel No.082-09A                    81.
Templeman             County,
Lessee: Imperial      Kentucky

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Lessor: Daryl         Todd        Parcel No. 082-29;                   42.25
Templeman             County,     082-30; 082-30A
Lessee: Imperial      Kentucky

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Lessor: Nelson R.     Todd        Parcel No.
Cole                  County,     083-16;097-19;097-20A                511.20
Lessee: Imperial      Kentucky
                                  083-03B;083-17; 084-06
                                                                         084-06B
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Lessor: Joseph Potter Todd        Parcel No. 083-21;                   415.75
Lessee: Imperial      County,     084-3A
                                    Kentucky
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Lessor: Marlin Z.     Todd        Parcel No. 068-04;                   358.356
Sauder                County,     068-05; 083-13
Lessee: Imperial      Kentucky

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Lessor: Debbie Hulse  Todd        Parcel No. 083-03;                   494.00
Lessee: Imperial      County,     083-03A; 083-07
                                    Kentucky
--------------------------------------------------------------------------------

                                  EXHIBIT A


LOUISIANA -  (Whittier)
--------------------------------------------------------------------------------

Well(s) and/or        County or   Description                    Date  BK    PG
Lessor/ Lessee        Parish

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

JQ                    Adams No.1 Bossier SE/4 NW/4 Section 14,
                      Parish, Township 23 North, Louisiana Range 12 West.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Lessor: Jeffrey Dan
Head, a single man    Bossier     SE/4 NW/4 of Section           05/96 1115  579
Lessee: Xeric Oil &   Parish,     14, Township 23 North,
Gas Corporation       Louisiana   Rangel 12 West.
 JQ Adams No.1

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Lessor: Linda Lee
Harris, legally       Bossier     SE/4 NW/4 of Section           05/96 1108  867
divorced from Jim     Parish,     14, Township 23 North,
Bob Harris            Louisiana   Range 12 West.
Lessee: Xeric Oil &
Gas Corporation
 JQ Adams No.1

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Lessor: Teresa Esh
Graham, wife of Jack  Bossier     SE/4 NW/4 of Section           05/96 1148  851
E, Graham Lessee:     Parish,     14, Township 23 North,
Xeric Oil & Gas       Louisiana   Range 12 West.
Corporation
 JQ Adams No.1

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Lessor: Alice Adele   Bossier     SE/4 NW/4 of Section           05/96 1117  913
Brill, wife of Bob    Parish,     14, Township 23 North,
Brill Lessee: Xeric   Louisiana   Range 12 West.
Oil & Gas
Corporation
 JQ Adams No.1

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Lessor: Julian Pacal  Bossier     SE/4 NW/4 of Section           05/96 1117  847
Head, Jr.             Parish,     14, Township 23 North,
 Lessee: Xeric Oil &  Louisiana   Range 12 West.
Gas Corporation
Well: JQ Adams No.1

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Lessor: Leslie Ray    Bossier     SE/4 NW/4 of Section           05/96 1115  856
Head, husband of      Parish,     14, Township 23 North,
Kathryn P. Head       Louisiana   Range 12 West.
 Lessee: Xeric Oil &
Gas Corporation
 JQ Adams No.1

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Lessor: Kevin Andrew  Bossier     SE/4 NW/4 of Section           05/96 1115  575
Hyde, a single man    Parish,     14, Township 23 North,
 Lessee: Xeric Oil &  Louisiana   Range 12 West.
Gas Corporation
 JQ Adams No.1

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Lessor: Scott Alan    Bossier     SE/4 NW/4 of Section           05/96 1108  875
Hyde, husband of      Parish,     14, Township 23 North,
Allison Hyde Lessee:  Louisiana   Range 12 West.
Xeric Oil & Gas
Corporation
 JQ Adams No.1

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Lessor: Bonnie M.     Bossier     SE/4 NW/4 of Section                05/96 1202
Sparks, wife of       Parish,     14, Township 23 North,
Larry F. Sparks       Louisiana   Range 12 West.
 Lessee: Xeric Oil &
Gas Corporation JQ
Adams No.1

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Lessor: David Elton   Bossier     SE/4 NW/4 of Section                05/96 1174
Taylor                Parish,     14, Township 23 North,
Lessee: Xeric Oil &   Louisiana   Range 12 West.
Gas Corporation JQ
Adams No.1

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Lessor: Robert        Bossier     SE/4 NW/4 of Section           05/96 1115  583
Eugene Taylor         Parish,     14, Township 23 N,
Lessee: Xeric Oil &   Louisiana   Range 12 West.
Gas Corporation
 JQ Adams No.1

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Lessor: Minnie Faye   Bossier     SE/4 NW/4 of Section           05/96 1108  863
Turner, legally       Parish,     14, Township 23 North,
divorced from Morris  Louisiana   Range 12 West
Benatar

Lessee: Xeric Oil &
Gas Corporation
 JQ Adams No.1

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Lessor Sandra Y.      Bossier     SE/4 NW/4 of Section           05/96 1108  859
Adams Vezina, as      Parish,     14, Township 23 North,
A-I-F for Minnie      Louisiana   Range 12 West.
Adams Garrett
 Lessee: Xeric Oil &
Gas Corporation
 JQ Adams No.1

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Lessor: Sandra Y.     Bossier     SE/4 NW/4 of Section           05/96 1108  853
Adams Vezina, wife    Parish,     14, Township 23 North,
of Gilbert D. Vezina  Louisiana   Range 12 West.
Lessee: Xeric Oil &
Gas Corporation
 JQ Adams No.1

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Bodcaw Fee LBS No.5   Bossier     NE/4 of NE/4 of Section        05/90 967   676
                      Parish,     14; Township 23 North
                      Louisiana   and Range 12 West.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Bodcaw Fee LBS No.6   Bossier     NE/4 of NW/4 of Section         06/85 847   46
                      Parish,     14; Township 23 North
                      Louisiana   and Range 12 West

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Bodcaw Fee LBS No.7   Bossier     NW/4 of NE/4 of Section         10/90 847   41
                      Parish,     14; Township 23 North
                      Louisiana   and Range 12 West

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Bodcsw Fee LBS No.8   Bossier     Se/4 of NE/4 of Section         12/85 847   36
                      Parish,     14; Township 23 North
                      Louisiana   and Range 12 West

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Bodcaw Fee LBS No.9   Bossier     NE/4 of SE/4 of Section         12/85 847   31
                      Parish,     14; Township 23 North
                      Louisiana   and Range 12 West

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Bodcaw Fee LBS NO.10  Bossier     SE/4 of SE/4 of Section         12/85 845   51
                      Parish,     14; Township 23 North
                      Louisiana   and Range 12 West

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Bodcaw Fee LBS No.2   Bossier     Located 330' FNL & 330'
SWD                   Parish,     FWL of Section 24,
                      Louisiana   T23N-R-12W, Bossier
                                  Parish, Louisiana
                                  (Serial No. 156956)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Hair No.1             Bossier     W/2 of NW/4 of SE/4 of         09/80 676   173
                      Parish,     Section 14; Township 23
                      Louisiana   North and Range 12 West

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Beene Lease           Claiborne   E/2 SW/4 of Section 15         02/19 10    351
Lessor: JG Talley     Parish,     Township 23 North,
Lessee: JE            Louisiana   Range 8 West.  Limited
Smitherman                        insofar and only
                                  insofar as to rights to
                                  the Tokio Sand
                                  Formations.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Tokio RA SU73; Bond   Claiborne   Section 21, Township 23
T-1                   Parish,     North, and Range 8
                      Louisiana   West. The East Half of
                                  the Northeast Quarter
                                  of Northeast Quarter
                                  (E/2 NE/4 NE/ 4)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Tokia RA SU 58; Bond Claiborne    Section 15, Township  23North
                     Parish       and Range 8 West.
                     Louisiana    The East Half of the
                                  Southwest Quarter of
                                  Southwest Quarter (E/2
                                  SW/4 SW /4)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Lessor: Robert F.     Claiborne   Insofar and only
Bond                  Parish,     insofar as said leases
Lessee: JE Spiderman  Louisiana   cover and pertain to
                                  the SW/4 of SW/4.Section 15, Township 23 North and Range 8 West and insofar and only insofar as said leases cover and pertain to all depths from 3,000 feet subsurface down to but not below 100 feet below the strait graphic equivalent of the total depth drilled in those certain wells, Claiborne Parish, Louisiana

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Lessor: AR Carmody,   Claiborne   Insofar and only
et al                 Parish,     insofar as said leases
Lessee: The Ohio Oil  Louisiana   cover and pertain to
Company                           the SW/4 of
                                  SW/4.Section 15, Township 23 North and Range 8
                                  West and insofar and only insofar as said leases cover and pertain to all depths from 3,000 feet subsurface down to but not below
                                  100 feet below the strait graphic equivalent of the total depth drilled in those certain wells, Claiborne Parish, Louisiana

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Lessor: HE Cork       Claiborne   Insofar and only
Lessee: The Ohio Oil  Parish,     insofar as said leases
Company               Louisiana   cover and pertain to
                                  the SW/4 of SW/4.Section 15, Township 23 North and Range 8 West and insofar and only insofar as said leases cover and pertain to all depths from 3,000 feet subsurface down to but not below 100 feet below the strait graphic equivalent of the total depth drilled in those certain wells, Claiborne Parish, Louisiana

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Lessor: GR Grant, et  Claiborne   Insofar and only
al                    Parish,     insofar as said leases
Lessee: The Ohio Oil  Louisiana   cover and pertain to
Company                           the SW/4 of
                                  SW/4.Section 15, Township 23 North and Range 8
                                  West and insofar and only insofar as said leases cover and pertain to all depths from 3,000 feet subsurface down to but not below
                                  100 feet below the strait graphic equivalent of the total depth drilled in those certain wells, Claiborne Parish, Louisiana

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Goodwin No.1          Claiborne   Section 15, Township 23
                      Parish,     North, Range 8 West.
                      Louisiana   West Half of Northwest
                                  Quarter of Southwest
                                  Quarter (W/2 NW/4 SW/4)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Goodwin No.1 & 2      Claiborne   Section 15, Township 23
                      Parish,     North, Range 8 West
                      Louisiana   East Half of Northwest
                                  Quarter of Southwest
                                  Quarter (E/2 NW/4 SW/4)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Lessor: JW Coon, et   Claiborne   Section 15, Township 23         12/20 25    25
al                    Parish,     North, Range 8 West
Lessee:               Louisiana   East Half of Northwest
JE Smitherman                     Quarter of Southwest
                                  Quarter (E/2 NW/4 SW/4)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Lessor: JE Coon,      Claiborne   Section 15, Township 23         12/20 25    25
Tutor of the Minors   Parish,     North, Range 8 West
Lessee:               Louisiana   East Half of Northwest
JE Smitherman                     Quarter of Southwest
                                  Quarter (E/2 NW/4 SW/4)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Lessor: Mrs. Murray   Claiborne   Section 15, Township 23         12/20 25    25
Goodwin               Parish,     North, Range 8 West
Lessee: Joe B. White  Louisiana   East Half of Northwest
                                  Quarter of Southwest
                                  Quarter (E/2 NW/4 SW/4)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Lessor: Mrs. Julia    Claiborne   Section 15, Township 23        04/29 148   250
White Dyer, et al     Parish,     North, Range 8 West
Lessee: Joe B. White  Louisiana   East Half of Northwest
                                  Quarter of Southwest
                                  Quarter (E/2 NW/4 SW/4)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

ST Hunt No.1          Claiborne   East Half of Southwest
                      Parish,     Quarter (E/2 SW/4 SE/4)
                      Louisiana   Section 16, Township 23
                                  North, Range 8 West.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

ST Hunt 1,2, & 5      Claiborne   West Half of Southwest
                      Parish,     Quarter of Southeast
                      Louisiana   Quarter (4/2 SW/4 SE/4)
                                  Section 16, Township 23
                                  North, Range 8 West

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Lessor: FB King       Claiborne   Insofar and only                12/41 128   67
Lessee: JV Harris     Parish,     insofar as said leases
                      Louisiana   cover and pertain to
                                  the SW/4 of SE/4 of
                                  SE/4, Section 16,
                                  Township 23 North,
                                  Range 8 West, Claiborne
                                  Parish, Louisiana and
                                  insofar and only
                                  insofar as said leases
                                  cover depths from 2840
                                  feet to 3350 feet.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Lessor: ST Hunt et al Claiborne   Insofar and only                01/42 128   77
Lessee: FB King       Parish,     insofar as said leases
                      Louisiana   cover and pertain to
                                  the SW/4 of SE/4 of
                                  SE/4, Section 16,
                                  Township 23 North,
                                  Range 8 West, Claiborne
                                  Parish, Louisiana and
                                  insofar and only
                                  insofar as said leases
                                  cover depths from 2840
                                  feet to 3350 feet.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Lessor: Mrs. GH       Claiborne   Insofar and only                01/42 128   78
Martin et al          Parish,     insofar as said leases
Lessee: FB King       Louisiana   cover and pertain to
                                  the SW/4 of SE/4 of SE/4, Section 16, Township
                                  23 North, Range 8 West, Claiborne Parish,
                                  Louisiana and insofar and only insofar as said leases cover depths from 2840 feet to 3350 feet.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Lessor: Houston Oil   Claiborne   Insofar and only               01/42 129   478
Company of Texas      Parish,     insofar as said leases
Lessee: FB King       Louisiana   cover and pertain to
                                  the SW/4 of SE/4 of SE/4, Section 16, Township
                                  23 North, Range 8 West, Claiborne Parish,
                                  Louisiana and insofar and only insofar as said leases cover depths from 2840 feet to 3350 feet.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Lessor: Will E.       Claiborne   Insofar and only               01/42 128   495
Orgain et al          Parish,     insofar as said leases
Lessee: FB King       Louisiana   cover and pertain to
                                  the SW/4 of SE/4 of SE/4, Section 16, Township
                                  23 North, Range 8 West, Claiborne Parish,
                                  Louisiana and insofar and only insofar as said leases cover depths from 2840 feet to 3350 feet.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Knox Estate "A'       Claiborne   The E/2 of E/2 of NE/4,        05/21 25    279
                      Parish,     Section 20, Township 23
                      Louisiana   North, Range 8 West,
                                  Claiborne Parish,
                                  Louisiana, from
                                  subsurface depth of
                                  3000 feet to a
                                  subsurface depth of
                                  3300 feet. All rights
                                  above and below the
                                  described depth limits
                                  being reserved and
                                  excluded.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Taylor                Claiborne   SW/4 of SW/4, Section          05/21 28    461
                      Parish,     16, Township 23 North,
                      Louisiana   Range 8 West, limited
                                  to that portion of said lease and tract to the subsurface are lying beneath the base of the Buckreange formation and above a subsurface depth of 3000 feet.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Saltwater Disposal    Claiborne   A two (2) acre tract in         15/21 28   461
                      Parish,     as near a square being
                      Louisiana   the location of the
                                  Fairfield Energy Corporation No.1 Lowe in the
                                  N/2 of the NE/4 of the SE/4 of Section 17, Township 23 North, Range 8 West, Claiborne
                                  Parish, Louisiana

--------------------------------------------------------------------------------

                                  EXHIBIT A

MISSISSIPPI - (Whittier)
--------------------------------------------------------------------------------

Well(s) and/or        County or   Description                Acres Date  BK   PG
Lessor/ Lessee        Parish

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Cauthen 6-15 No.1     Warren      Section 6 Township 16      640
Lessor: Lottie        County, MS  North Range 5 East
Tucker Logue
Lessee: Harold D.
Baker

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Cauthen 6-15 No.1     Warren      Section 6 Township 16      640
Lessor: Virginia      County, MS  North Range 5 East
Logue Hoxie
Lessee: Harold D.
Baker

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Cauthen 6-15 No.1     Warren      Section 6 Township 16      640   12/93 51   39
Lessor: Helen Logue   County, MS  North Range 5 East
Alford
Lessee: Harold D.
Baker

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Cauthen 6-15 No.1     Warren      Section 6 Township 16      640   12/93 51   41
Lessor: Agnes Logue   County, MS  North Range 5 East
Harper
Lessee: Harold D.
Baker

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Cauthen 6-15 No.1     Warren      Section 6 Township 16      640   12/93 51   43
Lessor: Mary Harper   County, MS  North Range 5 East
Davis
Lessee: Harold D.
Baker

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Cauthen 6-15 No.1     Warren      Section 6 Township 16      640   12/93 51   45
Lessor: Mary Logue    County, MS  North Range 5 East
Knox
Lessee: Harold D.
Baker

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Cauthen 6-15 No.1     Warren      Section 6 Township 16      640   12/93 51   47
Lessor: Jeanette      County, MS  North Range 5 East
Logue Noble
Lessee: Harold D.
Baker

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Cauthen 6-15 No.1
Lessor: Hicks Logue   Warren      Section 6 Township 16      640   12/93 51   49
Jr.                   County, MS  North Range 5 East
Lessee: Harold D.
Baker

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Cauthen 6-15 No.1     Warren      Section 6 Township 16      640   12/93 51   51
Lessor: Otto A.       County, MS  North Range 5 East
Logue Jr.
Lessee: Harold D.
Baker

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Cauthen 6-15 No.1     Warren      Section 6 Township 16      640   12/93 51   53
Lessor: Helen Joyce   County, MS  North Range 5 East
Logue Atkins
Lessee: Harold D.
Baker

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Cauthen 6-15 No.1     Warren      Section 6 Township 16      640   12/93 51   55
Lessor: Patricia      County, MS  North Range 5 East
Logue Boell
Lessee: Harold D.
Baker

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Cauthen 6-15 No.1     Warren      Section 6 Township 16      640   12/93 51   57
Lessor: Mary Logue    County, MS  North Range 5 East
Newman
Lessee: Harold D.
Baker

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Cauthen 6-15 No.1     Warren      Section 6 Township 16      640   12/93 51   59
Lessor: Kenneth M.    County, MS  North Range 5 East
Harper
Lessee: Harold D.
Baker

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Cauthen 6-15 No.1     Warren      Section 6 Township 16      640   12/93 51   61
Lessor: Riley C.      County, MS  North Range 5 East
Harper
Lessee: Harold D.
Baker

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Cauthen 6-15 No.1     Warren      Section 6 Township 16      640   12/93 51   63
Lessor: Robert A.     County, MS  North Range 5 East
Logue
Lessee: Harold D.
Baker

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Cauthen 6-15 No.1     Warren      Section 6 Township 16      640   12/93 51   65
Lessor: Albert H.     County, MS  North Range 5 East
Paxton
Lessee: Harold D.
Baker

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Cauthen 6-15 No.1     Warren      Section 6 Township 16      640   12/93 51   67
Lessor: FM Logue      County, MS  North Range 5 East
Lessee: Harold D.
Baker

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Cauthen 6-15 No.1     Warren      Section 6 Township 16      640   12/93 51   69
Lessor: Joylens       County, MS  North Range 5 East
Logue Oakes
Lessee: Harold D.
Baker

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Cauthen 6-15 No.1     Warren      Section 6 Township 16      640   12/93 51   71
Lessor: Doris Logue   County, MS  North Range 5 East
Hoseman
Lessee: Harold D.
Baker

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Cauthen 6-15 No.1     Warren      Section 6 Township 16      640   12/93 51   73
Lessor: Rosa Lee      County, MS  North Range 5 East
Strong Slaughter
Lessee: Harold D.
Baker

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Cauthen 6-15 No.1     Warren      Section 6 Township 16      640   12/93 51   79
Lessor: P. David      County, MS  North Range 5 East
Ollar
Lessee: Harold D.
Baker

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Cauthen 6-15 No.1     Warren      Section 6 Township 16      640   12/93 51   75
Lessor: Volga M.      County, MS  North Range 5 East
Platte Lessee:
Placid Oil Company

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Cauthen 6-15 No.1     Warren      Section 6 Township 16      640   12/93 51   77
Lessor: Anderson      County, MS  North Range 5 East
Tully Company
Lessee: Graham
Royalty, Ltd

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Cauthen 6-15 No.1     Warren      Section 6 Township 16     640   12/93 480  452
Lessor: M. Susan      County, MS  North Range 5 East
Ollar Lessee: Harold
D. Baker

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Cauthen 6-15 No.1     Warren      Section 6 Township 16     640   12/93 51   130
Lessor: Emma Lee      County, MS  North Range 5 East
Sanders Lessee:
Placid Oil Company

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Bovina Unit 7-2       Warren      Section 7 Township 16     80    09/97 480  452
No.1& No.2            County, MS  North Range 5 East
Lessor: Volga M.
Platt
Lessee: Placid Oil
Company

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Bovina Unit 7-2       Warren      Section 7 Township 16     80    09/71 480  527
No.1& No.2            County, MS  North Range 5 East
Lessor: Allen D. Lum
Lessee: Placid Oil
Company

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Bovina Unit 7-2       Warren      Section 7 Township 16     80    09/71 480  527
No.1& No.2            County, MS  North Range 5 East
Lessor: Emma Lee
Sanders
Lessee: Placid Oil
Company

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Bovina Unit 7-2       Warren      Section 7 Township 16     80    11/80 7    556
No.1& No.2            County, MS  North Range 5 East
Lessor: Addie Flowers
Lessee: Placid Oil
Company

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Bovina Unit 7-2       Warren      Section 7 Township 16     80    11/80 7    334
No.1& No.2            County, MS  North Range 5 East
Lessor: Jeff E.
Flowers Lessee:
Placid Oil Company

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Bovina Unit 7-2       Warren      Section 7 Township 16     80    11/80 7    554
No.1& No.2            County, MS  North Range 5 East
Lessor: Billy C.
Flowers Lessee:
Placid Oil Company

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Bovina Unit 7-2       Warren      Section 7 Township 16     80    11/80 7    439
No.1& No.2            County, MS  North Range 5 East
Lessor: Wade C.
Flowers Lessee:
Placid Oil Company

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Bovina Unit 7-2       Warren      Section 7 Township 16     80    11/80 7    437
No.1& No.2            County, MS  North Range 5 East
Lessor: Charlotte F.
Trosclair Lessee:
Placid Oil Company

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--------------------------------------------------------------------------------

Bovina Unit 7-2       Warren      Section 7 Township 16     80    12/79 7    592
No.1& No.2            County, MS  North Range 5 East
Lessor: A D Lum
Lessee: Placid Oil
Company

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


                                  EXHIBIT A

NEW MEXICO - (Premier)
--------------------------------------------------------------------------------

Well(s) and/or        County or   Description              Sec T   R     BK   PG
Lessor/ Lessee        Parish

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Merri Battery No.2    Eddy        NE/4 SE/4 as to          34  18S 26E
Southwest Royalties   County,     production from the
Inc                   New Mexico  surface down to 4175
                                  feet; SW/4 SE/4 as to production from the surface down to 4166 feet; all in Section 34, Township 18 South, Range 26 East.

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--------------------------------------------------------------------------------

Sherri No.1           Eddy        NW/4 NW /4 Section 35,   35  18S 26E
Southwest Royalties   County,     Township 18 South,
Inc                   New Mexico  range 26 East NMPM as
                                  to production from the
                                  surface down to 4200
                                  feet beneath the
                                  surface.

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--------------------------------------------------------------------------------

Dorothy No.1          Eddy        NE/4 SE/4 Section 27,    27  18N 26E
Southwest Royalties   County,     Township18 South, Range
Inc                   New Mexico  26 East, NMPM as to
                                  production from the
                                  surface down to 4010
                                  feet.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Merri Battery No.1    Eddy        NW/4 SE/4 Section 34,    34  18S 26E
Southwest Royalties   County,     Township 18 South,
Inc                   New Mexico  Range 26 East, NMPM,
                                  From the Surface to
                                  3885 feet.

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--------------------------------------------------------------------------------

Kelly No.1            Eddy        E/2 SW/4 Section 27,     27  18S 26E
                      County,     Township 18 South,
                      New Mexico  Range 26 East, NMPM, as
                                  to the production from
                                  the Yeso Formation.

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--------------------------------------------------------------------------------

Lynn No.1 Southwest   Eddy        SE/4 NW/4 Section 26,    26  18S 26E
Royalties             County,     Township 18 South,
                      New         Mexico Range 26 East, NMPM, as to production
                                  between 2,500 feet and 3450 feet, not to exceed the base of the bone springs formation.

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--------------------------------------------------------------------------------

Merrill Battery       Eddy        NE/4 Section             34  18S 26E
No.2-4 Southwest      County,     34,Township 18 South,
Royalties Inc         New Mexico  Range 26 East, NMPM, as
                                  to production from the
                                  surface down to 4000
                                  feet beneath the
                                  surface.

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--------------------------------------------------------------------------------

Melanie Battery No.2  Eddy        SW/4 SE/4 Section 26,    26  18S 26E
Southwest Royalties   County,     Township 18 South,
                      New         Mexico Range 26 East NMPM, only from the
                                  Surface down to 3950 feet.

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--------------------------------------------------------------------------------

Fikes No.1 Southwest  Eddy        NE/4 NW/4 Section 35,    35  18S 26E
Royalties             County,     Township 18 South,
                      Texas       Range 26 East, NMPM, limited from the surface
                                  down to 3909 feet beneath the surface.

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--------------------------------------------------------------------------------

Fox No.1              Eddy        SW/4 NW/4 as to          35  18S 26E
Southwest Royalties   County,     production from the
                      Texas       surface down to 4261
                                  feet; SE NW/4 as to
                                  production from the
                                  surface down to 4164
                                  feet; (S/2 NW/4)
                                  Section 35, Township 18
                                  South, Range 26 East,
                                  NMPM.

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--------------------------------------------------------------------------------

Fedell No.1-4         Eddy        NW/4 NE/4, Only from     35  18S 26E
Southwest Royalties   County,     the surface down to
                      Texas       3923 feet beneath the
                                  surface; SW/4 NE/4,
                                  only from the surface
                                  down to 3975 feet
                                  beneath the surface,
                                  NE/4 NE /4, only from
                                  the surface down to
                                  4005 feet beneath the
                                  surface and SE/4 NE/4
                                  only from the surface
                                  down to 4075 feet
                                  beneath the surface
                                  Section 35, Township 18
                                  South and Range 26 East.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Chad No 1&2           Eddy        Se/4 SE /4 Section 26,   26  18S 26E
 Southwest Royalties  County,     as to production from
                      Texas       the surface down to
                                  4090 feet; NE/4 SE/4
                                  Section 26, as to
                                  production from the
                                  surface down to 4019
                                  feet all located in
                                  township 18 South,
                                  Range 26 East.

--------------------------------------------------------------------------------

                                  EXHIBIT A

CENTRAL TEXAS - (Whittier)
--------------------------------------------------------------------------------

Well(s) and/or        County or   Description               Acres Date  BK    PG
Lessor/ Lessee        Parish

--------------------------------------------------------------------------------

Ellis A No.2          Parker      M. Ikard Survey A-722 -
                      County,     Assignment and Bill of
                      Texas       Sale dated March 1,
                                  1996 between L. Frank Pitts, dba Pitts Oil
                                  Company, PMC 1988- WI Acquisition Limited
                                  Partnership PMC 1988-NPI Acquisition Limited
                                  Partnership, Fred C. White and Province Energy
                                  Corporation, Assignors, and Sha Stephens, Inc
                                  Assignee, recorded in Volume 1666, Page 1667, of the Deed Records of Parker County, Texas, insofar as it covers the following Oil, Gas and mineral Leases: Assignment of Lease
                                  Interest dated August 4, 1998 but effective
                                  April 1, 1997 between World Producers Inc.,
                                  500 North Akard, Suite 3040, Dallas, Texas
                                  75201, Assignor and Sha Stephens, Inc
                                  Assignee, recorded in Volume 1779 Page 506, of the Deed Records of Parker County, Texas as it covers the following land; Second Tract: 110 acres of land, more or less, being the west110 acres, more or less of the 160 acre survey of land patented to Robert E. Ikard August 4,
                                  1859, Patent No. 194, Volume 26, Abstract No.
                                  723, described by metes and bounds as follows;
                                  BEGINNING at a point on the North Line of said survey, same being the Northwest corner of the Lee Byrd 49 tract deeded to him by Willie Mae
                                  Massie, et al, on April 23, 1940, by deed of record in Volume 175, at page 404, Deed
                                  Records of Parker County, Texas and which point is 297.4 vrs. West of the Northeast corner of said survey of 160 acres as a foresaid: THENCE West with its North line at 653 vrs. To Northwest corner of said survey;
                                  THENCE South with its West Line 950.4 vrs. Its
                                  Southwest corner; THENCE East with its South line 653 vrs. The Southwest corner of the Lee
                                  Byrd tract of 49 acres; Thence North with its West line 950.4 vrs. To the place of beginning and said 110 acres of land, more or less, being all of said original survey of 160 acres, save and except the East 50 acres thereof composed of the Lee Byrd 49 acre tract and I acre, more or less, deeded by James M.
                                  Courtney, et ux, to Post Oak School Community by deed recorded in Volume 16, Page 200, Parker County Deed Records; and Third Tract:

                                  3.82 acres of land, more or less, patented to Milton Ikard, February 13, 1861, by Patent No. 840, Volume 4, Abstract No. 735, said patent of record in Volume I at page 423, Patent Records; The above three tracts of land are the same as were deeded by Thomas Edward Gilley, et us, to RM Mitchell, by deed dated December 21, 1944, and recorded in Volume 199 at Page 130, of the Deed Records of Parker County, Texas; and Fourth Tract; all of the Monroe Upton Survey, patented October 1, 1859, by Patent NO. 11, Volume 28, Abstract No. 1580, said patent recorded in Volume I at Page 485, Patent Records Parker County, Texas, to which patent and its description reference is here made, containing 160 acres, more or less; and Fifth Tract: Being 17-1/2 acres of land known as T&P Railway Company Survey No.259/2, Patent No. 171, Volume 37,Abstract No. 1352; Tracts Four and Five above being the same land described in and oil and gas lease executed by Eddie Butler to Pan American Petroleum Corporation dated May 10, 1957, recorded Volume 292at page 148, of the Parker County, Texas Deed Records; Seventh Tract Being 112.4 acres, more or les , comprised of four parcels as follows to wit: Parcel `A" 78.9 Acres of land, more or less out of the RP baker 80 acre survey, patent no.757, Volume 4 Abstract No.153: and Parcel "B" 28.9 acres more or less out of the RP Baker 80 acre survey patented to G J Brock assignee by Patent No. 134 Volume 28, Abstract No. 152; and Parcel "C" 3 acres more or less out of fractional section T&P Railway Company Survey No.259, Abstract No.1352; and Parcel "D" I acre, more or less, out of the Southeast part of the Robert Ikard Survey of 160 acres Patent No. 194, Volume 20, Abstract No.723; The above parcels A through D containing in all 112.4 acres of land more or less and being more fully described as one tract by metes and bounds in Receivers Deed from JR Braselton, Receiver to Ada G. Braselton et al, dated April 5, 1924, and recorded in Volume 133, Page 110, Deed Records, Parker County, Texas to which reference is made for descriptive purposes." INSOFAR AND ONLY INSOFAR as said leases cover land included in that certain Unit created by Designation of Gas Pooling Unit dated July 1, 1979 recorded in Volume 1026, Page 663, Records of Parker

--------------------------------------------------------------------------------
                                  County, Texas and
                                  Executed by World                    162.2
                                  Producers, Inc. 162.2
                                  acres more or less out
                                  of the Ikard Survey
                                  Abstract 722, the T&P
                                  Railway Company Survey
                                  No.256, Abstract 1352;
                                  the T&P Railway Company
                                  Survey No.293, Abstract
                                  1905; and fractional
                                  Section No.260 T&P
                                  Railway Company Survey
                                  Certificate 112/499,
                                  Abstract 2782, Parker
                                  County, Texas; more
                                  particularly described
                                  in the following Oil,
                                  Gas and Mineral Leases,
                                  to wit:  1. (A) Oil,
                                  Gas and Mineral Lease
                                  dated July 25, 1978
                                  between Elna L.
                                  Langdon, as Lessor and
                                  Leases One, Ltd as
                                  Lessee and recorded in
                                  Volume 746, Page 513 of
                                  the Deed Records of
                                  Parker County, Texas.
                                  (B) Oil, Gas, and
                                  Mineral Lease dated
                                  July 26, 1978, between
                                  Marcus S. Newbeny and
                                  Mable R. Newberry, as
                                  Lessor and Lease One,
                                  Ltd, as Lessee and
                                  recorded in Volume 745,
                                  Page 540 of the Deed
                                  Records of Parker
                                  County, Texas. INSOFAR
                                  AND ONLY INSOFAR as
                                  said leases (A) (B)
                                  cover and pertain to:
                                  The Easternmost 16
                                  acres of Tract I, and
                                  all of tracts II, III,
                                  and IV as described in
                                  said leases. Oil, Gas
                                  and Mineral Lease dated
                                  July 25, 1978 between
                                  Charles L Allison and
                                  Mildred Allison as
                                  Lessor and Lessee and
                                  Lease One, Ltd, as
                                  Lessee and recorded in
                                  Volume 745, Page 533 of
                                  the Deed Records of
                                  Parker County, Texas.
                                  INSOFAR AND ONLY
                                  INSOFAR as said lease
                                  covers and pertains to:
                                  The Easternmost 16
                                  acres of tract II and
                                  all of Tracts III, IV
                                  and V as described in
                                  said leases and 3. Oil,
                                  Gas and Mineral Lease
                                  dated July 15, 1973
                                  between Edgar Ellis and
                                  Olympia S. Ellis, as
                                  Lessor, and FL
                                  Livingston and WV
                                  Murphy d/b/a Megargel
                                  Drilling Company, as
                                  Lessee, and Recorded in
                                  Volume 554, Page 298 of
                                  the Deed Records of
                                  Parker County, Texas.
                                  INSOFAR AND ONLY
                                  INSOFAR as said lease
                                  covers and pertains to:
                                  73 acres, more or less,
                                  described as First
                                  Tract in said lease.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                  .
Lester B No.3         Parker      Section 261, T&P RR      261         171.7
                      County,     Company Survey- Oil,
                      Texas       gas and Mineral Lease
                                  dated June 30, 1987 between Lester S. Byrd
                                  Revocable Trust William B. Byrd, Trustee and
                                  Janie Ruth Byrd, 1632 Lakeshore Drive Fort
                                  Worth, Texas 76103, herein called lessor(s)and
                                  Mac A Coalson, Route 5, Box 141, Weatherford,
                                  Texas 76086, lessee, recorded in Volume 1406,
                                  Page 1061, of the Deed Records of Parker
                                  County, Texas, Insofar as it covers 534.8 acres, more or less, being the South 320 acres of the T&P RR Company Survey No.261, Pat No.
                                  550 Volume 33 Abstract No.1517 and being the
                                  North 214.8 acres of the JW Braselton Survey
                                  Pat No.139, Volume 5 Abstract No.210 and the
                                  JM Meeks Survey Pat 444 Volume No.3 Abstract
                                  No.987 Parker County, Texas. Assignment of oil and gas leases dated July 1, 1987 between Mac
                                  A Coalson Assignor and Owl Creek Production
                                  Company Inc., Assignee recorded in Volume 1406
                                  Page 1067 of the Deed Records of parker
                                  County, Texas insofar as it covers Oil, Gas and Mineral Lease dated June 30, 1987, between
                                  Lester S. Byrd Revocable Trust William B. Byrd
                                  Trustee and Janie Ruth Byrd 1632 Lakeshore
                                  Drive Fort Worth Texas 76102 herein called
                                  Lessor(s) and Mac A Coalson Route 5 Box 141
                                  Weatherford Texas 76086 Lessee, recorded in
                                  Volume 1406, Page 1061 of the Deed Records of
                                  Parker County, Texas. Designation of Gas Units excuted June 15, 1988, by Owl CreekProduction
                                  Company, Inc owner and holder of oil, gas and mineral lease dated June 30, 1987 between Lester S. Byrd Revocable Trust William B Byrd,
                                  Trustee Janie Rith Byrd, 1632 Lake Shore
                                  Drive, Fort Worth, Texas 76103, herein called
                                  Lessor(s) and Mac A Coalson, Rout 5, Box 141,
                                  Weatherford, Texas 76086, lessee, recorded in Volume 1406, Page 1061, of the Deed Records of
                                  Parker County, Texas Said gas unit further
                                  Being described below: containing 171.763 ares of land out of Section no.261, T&P RR Company
                                  Survey Abstract No.1517 Parker County, Texas and being further described by metes and bounds as follows: Beginning at a point in the west line of said Survey for the northwest and beginning corner of this tract. Whence the Southwest corner of said Survey bears South
                                  12640.0 feet. Thence East 5280.0 feet to the east line of said Survey to a point for the northeast corner of this tract. Thence South at 1417.04 feet with the east line of said
                                  Section to a point for the feet to a point for the southeast corner of this tract. Thence
                                  South at 1417.04 feet with the east line of said Section to a point for the feet to a point for the southeast corner of this tract.
                                  Thence West 5280.0 feet to a point in the west line of said Survey for the southwest corner of this tract. Thence North 1417.04 feet with the west line of said Survey to the place of beginning.

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--------------------------------------------------------------------------------

Earl King No.2        Parker      Oil, Gas and Mineral
                      County,     Lease dated January 29,
                      Texas       1997 between King
                                  Investments Ltd. As Lessee and Sha Stephens,
                                  Inc. as Lessor recorded in Volume 1703, Page
                                  936, Deed Records, Parker County, Texas being further described as follows to wit:
                                  Containing 317 acres, more or less, out of tracts one through twenty eight, Weatherford
                                  Mini-Ranch Estates Addition, Parker County,
                                  Texas and all roads dedicated to the public between or adjacent to such property that is now or has ever been owned by Lessor or previous owners through which the chain of title descended to Lessor.

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--------------------------------------------------------------------------------

EB Abernathy          Jack        James Gates Survey       109.3 02/83 454   717
                      County,     A-236- Oil, Gas and
                      Texas       Mineral Lease dated
                                  February 28, 1983 from EB Abernathy et ux to
                                  Mike Boswell, recorded in Volume 454, Page
                                  717, Deed Records of Jack County, Texas and covering 66 acres, more or less, out of the James Gates Survey Abstract No.236 and 43 1/3 acres out of the James Gates Survey, Patent
                                  606, Volume 3, Abstract No.236 in Jack County,
                                  Texas.

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--------------------------------------------------------------------------------

Ruby Abernathy B-1    Jack        James Gates Survey       109.3 05/73 338   968
                      County,     A-236- Oil and Gas
                      Texas       Lease dated May 7 1973
                                  from Ruby Abernathy to LE Wright recorded in Volume 338, Page 968, Deed Records of Jack
                                  County, Texas, and covering 70 acres out of the James Gates Survey, abstract No.236 and 76 acres, More or less, out of the James Gates
                                  Survey, Abstract No.236 in Jack County, Texas.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Ruby Abernathy A-1    Jack        James Gates Survey A-236             109.3
                      County,
                      Texas

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

BH Gregg A-1          Jack        JM Smith Survey                    160   11/71
                      County,     A-2260-Oil, Gas &
                      Texas       Mineral lease dated
                                  November 27, 1971, from
                                  James A. Spiller and BH
                                  Gregg Jr. to Wallace B.
                                  Boling recorded in
                                  Volume 330,Page 489,
                                  Deed Records of Jack
                                  County, Texas and
                                  covering 339.96 acres
                                  being 160 acres of JM
                                  Smith Survey Abstract
                                  No. 2260 and 120 acres
                                  of JM Smith Survey,
                                  Abstract 2176 and 13.30
                                  acres of J Rhodes
                                  Survey Abstract No.
                                  1421 and 46.66 acres of
                                  SS Pierce Survey
                                  Abstract No. 2169 in
                                  Jack County, Texas.

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--------------------------------------------------------------------------------

Greg No. 3&8          Jack        JM Smith Survey A-2176          120      50.00
                      County,
                      Texas

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

BH Gregg No.1         Jack        J Rhodes Survey, A1421-   02/72 221   228 50.0
                      County,     Oil, Gas and Mineral                      35.5
                      Texas       lease dated February 1,
                                  1972 from Loyd G.
                                  Edwards to Wes-Mor
                                  Drilling Inc recorded
                                  in Volume 221, Page
                                  228, Deed Records of
                                  Jack County, Texas and
                                  covering 80 acres, more
                                  or less, out of the
                                  Southeast corner of the
                                  Thomas Burbridge
                                  Survey, Abstract 60 in
                                  Jack County, Texas.

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--------------------------------------------------------------------------------

WL Hicks No.1         Jack        Lot 19, Block 22,        66.75 01/79 389   111
                      County,     Henderson County School
                      Texas       Land Survey A-257- Oil,
                                  Gas and Mineral lease dated January 3, 1979 from JM Hicks et al to Moon Drilling and Service Company, recorded in Volume 389, Page
                                  111, Deed Records of Jack County, Texas and covering 66-3/4 acres of Lot 19, Block 2,
                                  Henderson County School Land Survey, Abstract
                                  No. 257, Jack County, Texas from the Surface of the ground to the lower part of the pregnant shale.

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--------------------------------------------------------------------------------

Blanche Kelsay No.1   Jack        Benjamin Straughan       142.3311/44 113   568
                      County,     Survey A-532- Oil, Gas
                      Texas       and Mineral Lease dated
                                  November 28, 1944, from Mrs. Blanche Kelsay to
                                  Wrightsman Oil Company, recorded in Volume
                                  113, Page 568, Deed Records of Jack County,
                                  Texas, and covering 142-1/3 acres of land, more or less, out of Benjamin Straughan
                                  Survey, Patent 236, Volume 19, Abstract No.532 in Jack County, Texas. Oil, Gas and Mineral
                                  Lease dated February 17,1942 from Robert A.
                                  Kelsay to WB Boling recorded in Volume 98,
                                  Page 148, Deed Records of Jack County, Texas, and covering 119.36 acres of land, more or less, of the Benjamin Strughan Survey, Patent
                                  236, Volume 19, Abstract No.532, in Jack
                                  County, Texas.

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--------------------------------------------------------------------------------

King Riley            Jack        AF Allen Survey A-31 &               407.43
                      County,     John Harrison Survey
                      Texas       A-259- Oil, Gas and
                                  Mineral Lease dated June 20, 1973, from
                                  Beverly W. King, Jr. et al, to Wallace B.
                                  Boling, recorded in Volume 339, Page 468, Deed
                                  Records of Jack County, Texas, and covering
                                  107.43 acre, more or less, of the AF Allen
                                  Survey, Abstract No. 31 and the John Harrison
                                  Survey, Abstract No. 259 in Jack County,
                                  Texas. Oil, Gas and Mineral Lease dated June
                                  20, 1973 from Beverly W. King, Jr. et al, to
                                  Wallace B. Boling, recorded in Volume 339,
                                  Page 471, Deed Records of Jack County, Texas, and covering 70 acres, more or less, of the AF
                                  Allen Survey, abstract No. 31 and the John
                                  Harrison Survey Abstract No. 259 in Jack
                                  County, Texas. Oil, Gas and Mineral Lease dated July 12, 1976 from PH Riley, et ux to WB
                                  Boling, recorded in Volume 118, Page 350, Deed
                                  Records of Jack County, Texas, and covering
                                  300 acres, more or less, being all of the Albert Schnook 80 acre Survey, Abstract
                                  No.2400 and 200 acres off the Southside of Arnold and Barrett Survey No. 1 Abstract No.
                                  1025, Patent 295, Volume 37, Jack County,
                                  Texas. Oil, Gas and Mineral dated July 12,
                                  1948, from Wrightsman Oil Company to Russell
                                  Maguire, recorded in Volume 133, Page 105,
                                  Deed Records of Jack County, Texas, and
                                  covering the same 300 acres as described above, Jack County, Texas. Oil, Ga and Mineral
                                  Lease from Melvin M. Garrett to Russell
                                  Maguire, recorded in Volume 140, Page 157,
                                  Deed Records of Jack County, Texas and
                                  covering 300 acres, more or less, being all of the Albert Schnook 80 acre Survey, Abstract
                                  No.2400 and 220 acres off the Southside of the Arnold and Barrett Survey, Abstract No. 1025,
                                  Patent 295, Volume 3, in Jack County, Texas.
                                  Oil and Gas Lease dated July 19, 1974 from Iva
                                  E. Wimberly, et al, to LE Wright recorded in Volume 347, Page 373, Deed Records of Jack
                                  County, Texas and covering 120 acres, more or less, of the Arnold and Barrett Survey, Abstract No. 1025 in Jack County, Texas. Oil and Gas Lease dated July 19, 1974 from Dee J.
                                  Kelly et al, to LE Wright, recorded in Volume
                                  347, Page 369, Deed Records of Jack County,
                                  Texas and covering the same 120 acres
                                  described above in Jack County, Texas. Oil and Gas Lease dated January 19, 1968, from WA
                                  Moncrief, Jr., et al to Kyle Spiller, recorded in Volume 307, Page 439, Deed Records of Jack
                                  County, Texas and covering the same 120 acres described above in Jack County, Texas.

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--------------------------------------------------------------------------------


Glen McDowell A No.1  Jack        James Gates Survey A     212   08/69 319   792
                      County,     236- Oil and Gas Lease
                      Texas       dated August 28, 1969
                                  from Glenn McDowell, et al to James T. Terry, recorded in Volume 319, Page 792, Deed Records of Jack County, Texas and covering 212 acres, more or less out of the James Gates Survey, Patent 606, Volume 3, abstract No. 236, Jack
                                  County, Texas.

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--------------------------------------------------------------------------------

ME Mauney             Jack        James Gates Survey       40    02/70 321   929
                      County,     A-236- Oil ad Gas Lease
                      Texas       dated February 3, 1970
                                  from Dora J. Mauney, et
                                  al to Wallace B.
                                  Boling, recorded in
                                  Volume 321, Page 929,
                                  Deed Records of Jack
                                  County, Texas and
                                  covering 40 acres of
                                  the James Gates Survey,
                                  Abstract No. 236, Jack
                                  County, Texas.

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--------------------------------------------------------------------------------

AW Shawver No.1       Jack        Arnold Barrett Survey           120         37
                      County,     A-1025- 120 acres, more
                      Texas       or less, out of the
                                  Arnold & Barrett Survey, patented to WS Jones by Patent No. 295, Volume 37, Abstract No.
                                  1025, said 120 acres described as follows:
                                  BEGINNING at the Northwest corner of said
                                  Arnold and Barrett Survey, which is the
                                  Southwest corner of the James Gates Survey in the East Boundary line of the John H. Gardner
                                  Survey; THENCE South 80 deg. East 3835.5 feet to the Northwest Corner of the RK Stewart
                                  Survey in the South Boundary Line of said
                                  Gates Survey; THENCE South 14 Deg. 04' East
                                  1389.9 feet to the corner in West Boundary
                                  Line of said Arnold & Barrett Survey and the
                                  East Boundary Line of the B. Straughn Survey:
                                  THENCE North 10 deg. East 1269.1 feet to the place of beginning.

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--------------------------------------------------------------------------------

Slusher Unit          Jack        John Harrison Survey,     116.2 04/81 423   64
                      County,     A-259- Oil, Gas And
                      Texas       Mineral lease dated
                                  April 13, 1981 from Roy W. Slusher to Wallace
                                  B. Boling, recorded in Volume 423, Page 64,
                                  Deed Records of Jack County, Texas and
                                  Covering 71.2 acres of the John Harrison
                                  Survey, Abstract No.259 and 45 acres, more or less, of the John Harrison Survey, Abstract
                                  259 in Jack County, Texas. Oil, Gas and
                                  Mineral Lease dated April 13, 1982 from Obie
                                  P. Leonard, et al to Wallace B. Boling,
                                  recorded in Volume 40, Page 456, Deed Records of Jack County, Texas and covering the same land next above in Jack County, Texas. Oil, Gas, and Mineral Lease dated June 18, 1981 from Mary Elda Ferrell et al to Wallace B.
                                  Boling recorded in Volume 426, Page 229, Deed
                                  Records of Jack County, Texas and Covering
                                  71.2 acres of the John Harrison Survey,
                                  Abstract 259 in Jack County, Texas.

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Standefer Unit No.1   Jack        John V. Stewart Survey     80
                      County,     A-528- 80 acres, more
                      Texas       or less. Being the east
                                  one-half of the north one half (E/2 N/2) of the John V. Stewart 320 acres survey, Abstract
                                  No. 528, Jack County, Texas. Oil, gas, and
                                  Mineral lease dated January 5, 1979 from Flag
                                  Redfern Oil Company to Pitts Oil Company, recorded in Volume 389, Page 663, Deed Records of Jack County, Texas and covering 40 acres of the John Harrison Survey, Abstract No. 259,
                                  Jack County, Texas. Oil, gas and Mineral lease dated January 5, 1979 from Panhandle
                                  Cooperative Royalty Company to Pitts Oil
                                  Company, recorded in Volume 390, Page 764,
                                  Deed Records of Jack County, Texas and
                                  covering the same 40 acres described above in Jack County, Texas. Oil, gas and mineral lease dated March 25,1981 from Kathleen Standefer, et al to Mike Boswell, recorded in Volume 436, Page 713, Deed Records of Jack County, Texas, and covering 80 acres, more or less pf the John V. Stewart Survey, Abstract 528 in Jack
                                  County, Texas. Oil, Gas and Mineral lease dated March 25,1981 from Kenneth Waltrip, et al Trustees of the Hill Revocable Trusts to Mike Boswell, recorded in Volume 422, Page 43,
                                  Deed Records of Jack County, Texas and
                                  covering the same 80 acres as stated above in Jack County, Texas. Oil, Gas and Mineral lease dated March 25, 1981 from James Robert Hill, et al to Mike Boswell, recorded in Volume 422 page 43, Deed Records of Jack County, Texas, and covering the same 80 acres as stated above in Jack County, Texas. Oil, Gas and Mineral lease dated May 10, 1982 from LH Meeker, et al to Mike Boswell, recorded in Volume 444, Page
                                  60, Deed Records of Jack County, Texas and covering the same 80 acres as stated above in Jack County, Texas.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

FP Tillery            Jack        Isham Lynn Survey,                   120
                      County,     A-1275- Oil, Gas and
                      Texas       Mineral lease dated
                                  June 4, 1973 from MF Tillery, et ux to Wallace
                                  B. Boling, recorded in Volume 338, Page 935,
                                  Deed of Records of Jack County, Texas and covering 100 acres of the I. Lynn Survey, Abstract 1275 in Jack County, Texas. Oil, Gas and Mineral lease dated June 26, 1973 from Luther G. Crumm, et ux to Wallace B. Boling, recorded in Volume 339, Page 751, Deed of
                                  Records of Jack County, Texas and covering 125
                                  acres of the SFIW Company Survey, Abstract 564 in Jack County, Texas. Oil, Gas and Mineral lease dated June 5,1973 from Minnie A Price and Esther Williams to Wallace B. Boling recorded in Volume 339, Page 192, Deed of
                                  Records of Jack County, Texas and Covering 135
                                  acres of the ML Franks Survey, Abstract 1612 and the Isham Lynn 160 acre Survey, Abstract
                                  1275 in A Jack

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                  Oil and gas mineral
Brawley # 1 and #2    Parker      lease dated March 23,                134
                      county,     1978 from Howard
                      Texas       Brawley, et al to
                                  Wallace B. Boling, recorded in Volume 719,
                                  Page 379, Deed of Records of parker county,
                                  Texas and covering 134 acres of the Menan
                                  Mills Survey, Abstract N. 932 in Parker
                                  county, Texas
--------------------------------------------------------------------------------

                                  EXHIBIT A

EAST TEXAS - (Whittier)
--------------------------------------------------------------------------------

Well(s) and/or        County or   Description                Acres Date  BK   PG
Lessor/ Lessee        Parish

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Burnett No.1          Panola      Nedom Yates Survey        704   1943  147  138
                      County,     A-792- All of
                      Texas       Assignor's right, title
                                  and interest in Panola County, Texas as of December 1, 2002 more specifically described as including but not limited to oil and gas leasehold comprising the 704 acre gas unit located in the C Coffee Survey A-976, the Jasper Collins Survey A-923, the TCRR Survey
                                  A-858, the Jasper Collins Survey A-924 and the
                                  Nedom Yates Survey A-792 and being oil and gas lease dated July 14, 1943 from EL Burnett and
                                  BH Burrnett to R. Lacy, recorded in Volume
                                  147, Page 138 of the DEED of Records of Panola
                                  County, Texas, but only insofar as to 704 acres, more or less, as described in that Partial Assignment dated may 12,1959 from LL
                                  Allums, et al to GJ Hollandsworth, recorded in Volume 426, Page 627 of the Deed of Records of
                                  Panola County, Texas.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Miles Bell No.3       Panola      T. Anderson Survey        690.2612/02 219  442
                      County,     A-17- All of Assignor's
                      Texas       right, title and
                                  interest in Panola County, Texas as of
                                  December 1, 2002, more specifically described as including but not limited to oil and gas leasehold comprising the 690.26 acre gas unit located in the Thomas Anderson Survey A-17, the James Johnson Survey A-350 the William A
                                  Pressley Survey, A-556 and the Hancock Smith
                                  Survey, A-596, Panola County, Texas and being oil and gas leases covering the leasehold estate of those certain (11) tracts of land set out and described in a certain Unitization
                                  Agreement executed on May 8, 1946 by MG
                                  Hansbro and C Andrade III recorded in Volume
                                  219, Page 442 of the Deed Records of Panola
                                  County, Texas.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


Ned Dean No.1         Panola      James Tippet Survey       100   12/02 640  794
                      County,     A-586-All of Assignor's
                      Texas       right, title and
                                  interest on Panola County, Texas as of
                                  December 1, 2002, more specifically described as including but not limited to oil and gas leasehold comprising the 702.15 acre gas unit located in the James A Tippet Survey A-666 and more particularly described in the Unit
                                  Declaration executed by Clayton W. Williams
                                  Jr. et al, dated May 15, 1978 and recorded in Volume 640 at Page 794 of the Deed of Records of Panola County, Texas. Limited to wellsite lease acreage only.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Mittie Horton No.1    Panola      James Smith Survey,       666.18 12/02 219 442
                      County,     A-586- All of
                      Texas       assignor's right, title
                                  and interest in Panola County, Texas as of December 1, 2002 more specifically described as including but not limited to oil and gas leasehold comprising the 666.84 acre gas unit located in the James Smith Survey, A-586, the Hancock Smith Survey, A-596, the John Lout
                                  Survey, A-394, and the William A Pressley
                                  Survey, A-556, Panola County, Texas, and more particularly described in a Designation of Unit dated April 21, 1947, executed by MG
                                  Hansbro, et al., land recorded in Volume 241, Page 31 of Deed Records of Panola County,
                                  Texas and associated with the Mittie Horton
                                  No.1 Unit.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Latham No.1           Panola      George Walton Survey      445.42 12/02 690 315
Latham 2U & 2L        County,     A-742- All of
                      Texas       Assignor's right, title
                                  and interest in Panola
                                  County, Texas as of
                                  December 1, 2002, more
                                  specifically described
                                  as including but not
                                  limited to oil and gas
                                  leasehold comprising
                                  the 445.42 acres more
                                  or less, located in the
                                  G. Walton Survey A-742
                                  and the Simeon Walker
                                  Survey A-713, Panola
                                  County, Texas, being
                                  the lands and leases
                                  within the Lathum
                                  Estate Gas Unit No.1 as
                                  described in that
                                  certain Unit
                                  Declaration dated
                                  January 19, 1981
                                  executed by Clayton W.
                                  Williams Jr. recorded
                                  in Volume 690 Page 315
                                  of the Deed Records of
                                  Panola County, Texas.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

WS Moss Estate No.1   Panola      Jessie McElvie Survey    447.05 12/02 900  118
                      County,     A-501- All of Aiisgnors
                      Texas       right, title and
                                  interest in Panola County, Texas of December
                                  1, 2002 more specifically described as
                                  including but not limited to oil and gas leasehold comprising the 447.05 acres more or less, located in the James Murphy Survey, A-472 and the Simeon Walker Survey, A-501, the
                                  WM R. Wornell Survey, A-714 and the E Wood
                                  Survey A-735 of Panola County, Texas and being the same land described in that certain
                                  Amendment to Unit Declaration dated effective as of July 24, 1992 recorded in Volume 900,
                                  Page 118 of the Deed Records of Panola County,
                                  Texas; also amended in Volume 906, page 672 and in Volume 912, page 483 and in all the Deed Records of Panola County, Texas.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Stroud No. 1          Panola      WM A Pressley Survey      160   05/46 219  442
                      County,     A-556- All of
                      Texas       Assignor's right, title
                                  and interest in Panola County, Texas as of December 1, 2002, more specifically described as including but not limited to oil and gas leasehold comprising the 690.26 acre gas unit located in the Thomas Anderson Survey, A-17, the James Johnson Survey A-350, the William A
                                  Pressley Survey A-556 and the Hancock Smith
                                  Survey, A-596, Panola County, Texas and being oil and gas leases covering the leasehold estate of those certain 11 tracts of land set out and described in a certain Unitization
                                  Agreement executed on May 8, 1946 by MG
                                  Hansbro And C. Andrade III recorded in Volume
                                  219, Page 442 of the Deed Records of Panola
                                  County, Texas.

--------------------------------------------------------------------------------

                                  EXHIBIT A

WEST TEXAS - (Premier)
--------------------------------------------------------------------------------

Well(s) and/or        County or   Description                Acres Date  BK   PG
Lessor/ Lessee        Parish

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                                                   01/01
JE Parker Lease       Andrew      NW/4 SE/4 of Section 3
                      County,     from the surface to the
                      Texas       base of the Wolf Camp
                                  Formation at approximately 8,500 feet but in no event below 8635 feet (Parker estate No. 2)
                                  NE/4 SE/4 Section 3 from the surface to the base of the Wolf Camp Formation but in no event below 8635 feet (parker Estate No.1);
                                  and

                                  SE/4 SE/ 4 of Section 3 from the surface to 7175 feet (Parker Estate No.B-1)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Baldwin               Crane &     Lands: A 40- acre tract       40      763  573
                      Pecos       of     land out of Lot
                      Counties,   11, Section 24, Block
                      Texas       9, H&GN Railway Company
                                  Survey, More particularly described as the No.1 Baldwin well, being operated by Hillside
                                  Oil & Gas, Inc.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Baldwin B             Crane &     Lands: a 40 -acre tract       40      463  573
                      Pecos       of land out of Lot 2,
                      Counties,   Section 24, Block 9,
                      Texas       H&GN Railway Company
                                  Survey, more particularly as the State Baldwin
                                  B operated by Hillside. Limited from the surface down to depth of 4000 feet.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

DK Glenn A-1          Crane &     Lands: Insofar and only   40.7  09/35 26   595
                      Pecos       insofar as said leases
                      Counties,   covers the West 40.7
                      Texas       acres of the South 80.7
                                  acres of the North 484.3 acres of Section 20, Block 1, H&TC Railway Company Survey, Crane
                                  County, Texas, limited from the surface down to a depth of 3500 feet. For descriptive purposes assume that the common boundary line of Sections 19 and 20, Block 1 is the east boundary line of Section 20.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Sharp C-1             Crane &     Lands: A 40- acre tract
                      Pecos       of land, being all of
                      Counties,   Lot 11, out of Section
                      Texas       22, Block 9 H&GN
                                  Railway Company Survey. The 40 acres being a form of a square around the above mentioned well now being operated by Hillside, limited to a depth from the surface to 4000.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Vollmar B No.5        Crane &     Lands: A 40 acre tract    40    01/47 155  239
                      Pecos       of land out of Lot 1
                      Counties,   and Lot 16, Section 28,
                      Texas       Block 9 H&BN Railway
                                  Company Survey. Beginning at a point on the south side of the Pecos River, which point bears north 10 degrees east of the southwest corner of Lot 2, Section 28 then 3980 feet thence south 10 degrees west 1916 feet along the west 1916 feet along the west line of
                                  Section 28 to the Southwest corner of this tract, thence south 80 degrees east 1875 feet thence north 10 degrees east, parallel to the west line of Section 28, 445 feet, to the South side of the Pecos River thence following the river in a westerly direction to the point of beginning containing 40 acres more or less, and limited from the surface to a depth of 4000.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

State Grove No.2      Pecos       Lands: All of Lot 6,                   132  32
                      County,     Section 26, Block 9, H
                      Texas       & GN Railway Company,
                                  Survey, Pecos County,
                                  Texas, limited from
                                  3000' to a depth of
                                  4080' feet.
                                  Lease: Oil, Gas and
                                  Mineral Lease dated
                                  June 24,1941, from E.E.
                                  Grove WT UX,
                                  Individually and as
                                  Agents for the State of
                                  Texas as Lessors and
                                  Magnolia Petroleum
                                  Company as Lessee,
                                  recorded in Volume 132,
                                  Page 32 in the legal
                                  records of Pecos
                                  County, Texas.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Dora Roberts E        Glasscock   W/2 SW/4, Section 156,                      12
                      County,     Block 29, W&NW Survey
                      Texas       Glasscock County,
                                  Texas.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Ft. Worth National    Glasscock   S/3 SE/4 NE/4 Section    156     12/99
Bank                  County,     156, Block 29 W&NW
                      Texas       Survey Glasscock
                                  County, Texas.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Horace Garrett        Glasscock   N/2 N/ 2 Section 165,            12/99
                      County,     Block 29, W&NW Survey
                      Texas       Glasscock County,
                                  Texas.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

HR Clay B             Glasscock   N/2 SW/4 SE/4 Section           12/99
                      County,     155, Block 29 W&NW
                      Texas       Survey Glasscock
                                  County, Texas

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

HR Clay A             Glasscock   NW/4 NW /4 SE/4 S               12/99
                      County,     NW/4 NW /4 NE/4 SE/4
                      Texas       NE/4 Se/4 SE /4 NE/4 SE/4, Section 155, Block
                                  29, W&NW Survey Glasscock County, Texas.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

HR Clay               Glasscock   N/2 N /2 NW/4 Section           12/99
                      County,     166 Block 29 W&NW
                      Texas       Survey Glasscock
                                  County, Texas.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Dora Roberts A        Glasscock   E/2 Se/4 Section 156,           12/99
                      County,     Block 29 W&NW Survey
                      Texas       Glasscock County, Texas.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Sprague B             Glasscock   E/2 Se/4 Section 156,           03/00
                      County,     Block 29 W&NW Survey
                      Texas       Glasscock County, Texas.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Sprague A             Glasscock   E/2 Se/4 Section 156,           03/00
                      County,     Block 29 W&NW Survey
                      Texas       Glasscock County, Texas.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Dora Roberts B        Glasscock   E/2 SW/4 Section 156            02/00
                      County,     Block 29 W&NW Survey
                      Texas       Glasscock County, Texas

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Sprague               Glasscock   E/2 SW/4 Section 156            03/00
                      County,     Block 29 W&NW Survey
                      Texas       Glasscock County, Texas

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Dora Roberts A        Glasscock   E/2 SE/4 Section 156
Operator: First       County,     Block 29 W&NW Survey
Reserve Oil & Gas     Texas       Glasscock County, Texas.
Company

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Dora Roberts A        Glasscock   E/2 SE/4 Section 156,
Operator: First       County,     Block 29 W&NW Survey.
Reserve Oil & Gas     Texas
Company

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Magnolia Roberts      Glasscock   W/2 SE/4 Section 156,
Operator: First       County,     Block 29 W&NW Survey.
Reserve Oil & Gas     Texas
Company

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Magnolia Roberts      Glasscock   W/2 SE/4 Section 156,
Operator: First       County,     Block 29 W&NW Survey
Reserve Oil & Gas     Texas
Company

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Ft. Worth National    Glasscock   S/2 SE/4 NE/4 Section
Bank                  County,     156, Block 29 W&NW
Operator: First       Texas
Reserve Oil & Gas
Company

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Ft Worth National     Glasscock   S/2 SE/4 NE/4 Section
Bank                  County,     156, Block 29 W&NW
Operator: First       Texas       Survey.
Reserve Oil & Gas
Company

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

HR Clay               Glasscock   N/2 N /2 NW/4 Section
                      County,     156, Block 29 W&NW
                                  Texas Survey

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Dora Roberts E        Glasscock   W/2 SW/4 Section 156,
Operator: First       County,     Block 29, W&NW Survey.
Reserve Oil & Gas     Texas
Company

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Dora Roberts E        Glasscock   W/2 SW/4 Section 156,
Operator: First       County,     Block 29, W&NW Survey.
Reserve Oil & Gas     Texas
Company

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Horace Garrett        Glasscock   N/2 N/ 2, Section 165,
Operator: First       County,     Block 29 W&NW Survey.
Reserve Oil & Gas     Texas
Company

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Horace Garrett        Glasscock   N/2 N/ 2 Section 165,
Operator: First       County,     Block 29 W&NW Survey.
Reserve Oil & Gas     Texas
Company

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

HR Clay A             Glasscock   NW/4 NW /4 SE/4 SE /4
Operator: First       County,     NW/4 SE/4 SE /4 SE /4
Reserve Oil & Gas     Texas       SE /4 NE/4 SE/4 Section
Company                           155 Block 29 W&NW
                                  Survey.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Dora Roberts A&B      Glasscock   N/2 SE/4 NE/4 SW/4 NE/4
Operator: First       County,     and E/2 NW/4 Section
Reserve Oil & Gas     Texas       156, Block 29, W&NW
Company                           Survey.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Dora Roberts A&B      Glasscock   N/2 SE/4 NE/4 SW/4 NE/4
Operator: First       County,     and E/2 NW/4 Section
Reserve Oil & Gas     Texas       156, Block 29, W&NW
Company                           Survey

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Dora Robert A&B       Glasscock
Operator: First       County,     N/2 NE/4 Section 157,
Reserve Oil & Gas     Texas       Block 29 W&NW Survey.
Company

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Dora Roberts B        Glasscock   N/2 NE/4 Section 157,
Operator: First       County,     Block 29 W&NW Survey.
Reserve Oil & Gas     Texas
Company

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Dora Roberts A&B      Glasscock   N/2 SE/4 NE/4 SW/4 NE/4
Operator: First       County,     and E/2 NW/4 Section
Reserve Oil & Gas     Texas       156, Block 29, W&NW
Company                           Survey.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Dora Roberts A&B      Glasscock   N/2 SE/4 NE/4 SW/4 NE/4
Operator: First       County,     and E/2 NW/4 Section
Reserve Oil & Gas     Texas       156 Block 29 W&NW
Company                           Survey.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

HR Clay C Sub1        Glasscock   NE/4 NW/4 SE/4 SW/4
Operator: First       County,     NW/4 SE/4 NE/4 NE/4
Reserve Oil & Gas     Texas       SE/4 SW/4 NE/4 Se/4
Company                           Section 155, Block 29
                                  W&NW Survey.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

HR Clay B Sub1        Glasscock   N/2 Sw/4 SE/4 Section
Operator: First       County,     155, Block 29, W&NW
Reserve Oil & Gas     Texas       Survey.
Company

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Dora Roberts B Sub1   Glasscock   E/2 SW/4 Section 156,
Operator: First       County,     Block 29, W&NW Survey.
Reserve Oil & Gas     Texas
Company

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Dora Roberts B Sub1   Glasscock   E/2 SW/4 Section 156,
Operator: First       County,     Block 29, W&NW Survey.
Reserve Oil & Gas     Texas
Company

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Dora Roberts Well     Glasscock   N/2 SE/4 NE/4 SW/4 NE/4
No.106                County,     and E/2 NW/4 Section
Operator: First       Texas       156, Block 29, W&NW
Reserve Oil & Gas                 Survey
Company

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Dora Roberts Well     Glasscock   N/2 SE/4 NE/4 SW/4 NE/4
No.106                County,     and E/2 NW/4 Section
Operator: First       Texas       126, Block 29 W&NW
Reserve Oil & Gas                 Survey.
Company

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Dora Roberts A&B      Glasscock   E/2 Section 156, Block
No.25                 County,     29, W&NW Survey.
Operator: First       Texas
Reserve Oil & Gas
Company

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Dora Roberts A&B      Glasscock   E/2 Section 156, Block
No.28                 County,     29,W&NW Survey.
Operator: First       Texas
Reserve Oil & Gas
Company

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Magnolia Roberts      Glasscock,  W/2 SE/4 Section 156,
                      County,     Block 29, W&NE Survey
                      Texas       Glasscock County, Texas.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Dora Roberts B        Glasscock   E/2 SW/4 Section 156,
                      County,     Block 29, W&NW Survey
                      Texas       Glasscock County,
                                  Texas.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

HR Clay C             Howard      NW/4 NW /4 SE/4 NW/4
                      County      NE/4 NE /4 SE/4 SW/4
                      Texas       NE/4 SE/4 Section 155,
                                  Block 29, W&NW Survey
                                  Glasscock County, Texas.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Leesor: Southland     Glasscock   Insofar and only                02/67 128  347
Royalty Company       County,     insofar as said lease
Lessee: Tenneco Oil   Texas       covers the NW/4 NW /4
Company                           SE/4; SE/4 NW/4 SE/4;
                                  NW/4 NE/4 SE/4; SE/4 NW/4 SE/4; and the N/2
                                  SW/4 SE/4, and the NE/4 NW/4 SE/4; SW/4 NW/4
                                  SE/4; NE/4 SE/4; SE/4 NE/4 of Section 155,
                                  Block 29, Abstract 473; and the N/2 N/ 2 NW/4 of Section 166, Block 29, all of the above in the W&NW RR Survey, Glasscock County, Texas.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


Lessor:               Glasscock   Insofar and only                12/77 164  734
Lois Burnett          County,     insofar as said lease
Lessee: Fluor Oil     Texas       covers the NW/4 NW /4
and Gas Corporation               SE/4; SE/4 NW/4
                                  SE/4;NW/4 NE/4 SE/4;
                                  SE/4 NE/4 DSE/4; and
                                  the N/2 SW/4 SE/4, and
                                  the NE/4 NW/4 SE/4;
                                  SW/4 NW/4 SE/4; NE/4
                                  NE/ 4 SE/4; SW/4 NE/4
                                  SE/4 of Section 155,
                                  Block 29, Abstract
                                  473;and the N/2 N/ 2
                                  NW/4 of Section 166,
                                  Block 29, all of the
                                  above in the W&NW RR
                                  Survey, Glasscock
                                  County, Texas.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Lessor;               Glasscock   N/2 SE/4 NE/4 and the           07/27 30   231
Dora Roberts          and Howard  SW/4 NE/4 of Section                 61   426A
Lessee: Coyle         Counties,   156, Block 29, W&NW
Concord Oil Company,  Texas       Survey, Glasscock and
Inc                               Howard Counties, Texas.
                                  From the surface down to a depth of 3200 feet.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Lessor:               Glasscock   Insofar and only               03/27 61   348A
Dora Roberts          and Howard  insofar as said lease                 27   481
Lessee: Coyle         Counties,   covers the E/2 NW/4 of
Concord Oil Company,  Texas       Section 156, Block,
Inc                               W&NW Survey, Glasscock
                                  and Howard Counties,
                                  Texas. From the surface down to a depth of 3200 feet.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Lessor: Horace        Glasscock   Insofar and only                 12/66 127  68
Garrett, et al        County,     insofar as said lease
Lessee: Frank B.      Texas       covers the N/2 N/2, of
Weber, Jr.                        Section 165, Block 29,
                                  W&NW Survey, Glasscock
                                  County, Texas. From the
                                  surface down to a depth
                                  of 2900 feet.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Lessor:               Glasscock   The N/2 NE/4 of Section        03/27 61   373A
Dora Roberts          and Howard  157, Block 29, W&NW                    30   27
Lessee: G.N. Evans &  Counties,   Survey, Glasscock and
Lonnie Glasscock      Texas       Howard Counties, Texas.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Lessor: Ft. Worth     Glasscock   The S/2 SE/4 NE/4 of             02/65 116  63
National Bank         County,     Section 156, Block 29
Lessee: T.C.          Texas       W&NW Survey, Glasscock
Anderson                          County, Texas. From the
                                  surface down to a depth
                                  of 2000 feet.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Lessor: Horace        Glasscock   The E/2 SE/4, S/2 SE/4           02/64 115  53
Garrett, et al        County,     NE/4 and the E/2 SW/4
Lessee: T.C.          Texas       of Section 156, Block
Anderson                          29, W&NW Survey,
                                  Glasscock County,
                                  Texas. From the surface
                                  down to a depth of 2000
                                  feet.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Lessor: Dora          Glasscock   The W/2 SE/4 of Section         03/27 26   662
Roberts, a widow      County,     156, Block 29, W&NW
Leesee: Magnolia      Texas       Survey, Glasscock
Petroleum Company, a              County, Texas. From the
Texas Corporation                 surface down to a depth
                                  of 2000 feet.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Lessor: Dorothy       Glasscock   The W/2 SW/4 of Section          10/70 136  74
Dublin Garrett        County,     156, Block 29; W&NW
Lessee: American      Texas       Survey, Glasscock
Petroleum                         County, Texas. Subject
Corporation                       to a depth limitation
                                  contained in said lease, as the same has been amended and ratified together with all other leasehold interest in said lands acquired by ratification, adoption, or amendment of said lease and any and all other leasehold interest owned by assignor in the above described lands, whether or not the lease or other instrument by which assignor acquired such interest is described herein.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Lessor: Dora Roberts  Glasscock   Insofar and only                      30   186
Lessee: F.W. Merrick  and Howard  insofar as said lease                 64   390
                      Counties,   covers N/3 NW/4 NW /4
                      Texas       of Section 156, Block
                                  29, W&NW Survey, Glasscock and Howard
                                  Counties, Texas. From the surface down to a depth of 3365 feet or to the base of the Glorietta formation, whichever is the lesser depth, insofar and only as said lease covers/2
                                  NW/4 NW/ 4 and the N/2 SW/4 NW/4 of Section
                                  156, Block 29 W&NW Survey, Howard and
                                  Glasscock Counties. From the surface down to a depth of 2805 feet or the base of the San
                                  Andres formation whichever is the lesser depth. Insofar and only insofar as said lease covers S/2 SW/4 NW/4 of Section 156, Block 29
                                  W7NW Survey, Howard and Glasscock Counties.
                                  From the Surface down to the top of the
                                  Grayburg formation.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Lessor: H.R. Clay     Glasscock   Insofar and only                03/59 127  401
Lessee: Fred Hyer     County,     insofar as said lease
                      Texas       covers the NW/4 NW /4
                                  SE/4; NW/4 Se/4; NW/4
                                  NE/4 Se/4; Se/4 SE /4
                                  NE/4; and the N/2 SW/4
                                  SE/4, and the NE/4 NW/4
                                  SE/4; SW/4 NW/4 SE/4;
                                  NE/4 NE /4 SE/4; SW/4
                                  NE/4 Se/4 of Section
                                  155, Block 29, Abstract
                                  473; and the N/2 N /2
                                  NW/4 of Section 166,
                                  Block 29, all of the
                                  above in the W&NE RR
                                  Survey, Glasscock
                                  County, Texas.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Lessor: AW Adkisson,  Glasscock   Insofar and only                 05/67 128  54
Trustee               County,     insofar as said lease
Lessee: Tenneco Oil   Texas       covers the NW/4 NW /4
Company                           SE/4; SE/4 NW/4 SE/4;
                                  NW/4 SE/4 NE/4; SE/4 NE/4 SE/4: and the N/2
                                  SW/4 SE/4 and the NE/4 NW/4 SE/4; SW/4 NW/4
                                  SE/4; NE/4 NE /4 SE/4 SE /4 NE/4 SE/4 of
                                  Section 155, Block 29, abstract 473; and the
                                  N/2 N /2 NW/4 of Section 166, Block 29, all of
                                  the above in the W&NW RR Survey, Glasscock
                                  County, Texas.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Lessor: First         Glasscock   Insofar and only                04/66 123  184
National Bank of      County,     insofar as said lease
Fort Worth, et al     Texas       covers the NW/4 NW/ 4
Lessee: Fred Hyer                 SE/4; SE/4 NW/4 SE/4;
                                  NW/4 NE/4 SE/4; SE/4 NE/4 SE/4; and the N/2
                                  SW/4 SE/4, and the NE/4 NW/4 SE/4;SW/4 NW/4
                                  SE/4; NE/4 SE/4; SW/4 NE/4 SE/4 of Section
                                  155, Block 29, Abstract 473; and the N/2 N/ 2
                                  NW/4 of Section 166, Block 29, all of the above in the W&NW RR Survey, Glasscock County,
                                  Texas.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Lessor: First         Glasscock   Insofar and only                04/66 127  398
National Bank of      County,     insofar as said lease
Fort Worth, et al     Texas       covers the NW/4 NW /4
Lessee: Fred Hyer                 SE/4; SE/4 NW/4 SE/4;
                                  NW/4 NE/4 SE/4; SE/4 NE/4 SE/4; and the N/2
                                  SW/4 SE/4, and the NE/4 NW/4 SE/4;SW/4 NW/4
                                  SE/4; NE/4 SE/4; SW/4 NE/4 SE/4 of Section
                                  155, Block 29, Abstract 473; and the N/2 N/ 2
                                  NW/4 of Section 166, Block 29, all of the above in the W&NW RR Survey, Glasscock County,
                                  Texas

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Lessor: First         Glasscock   Insofar and only                04/66 123  186
National Bank of      County,     insofar as said lease
Fort Worth, et al     Texas       covers the NW/4 NW /4
Lessee: Fred Hyer                 SE/4; SE/4 NW/4 SE/4;
                                  NW/4 NE/4 SE/4; SE/4 NE/4 SE/4; and the N/2
                                  SW/4 SE/4, and the NE/4 NW/4 SE/4;SW/4 NW/4
                                  SE/4; NE/4 SE/4; SW/4 NE/4 SE/4 of Section
                                  155, Block 29, Abstract 473; and the N/2 N/ 2
                                  NW/4 of Section 166, Block 29, all of the above in the W&NW RR Survey, Glasscock County,
                                  Texas

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Lessor: Horance       Glasscock   Insofar and only                 12/66 127  68
Garrett, et al        County,     insofar as said lease
Lessee: Frank B.      Texas       covers the NW/4 NW /4
Webber, Jr.                       SE/4; SE/4 NW/4 SE/4;
                                  NW/4 NE/4 SE/4; SE/4 NE/4 SE/4; and the N/2
                                  SW/4 SE/4, and the NE/4 NW/4 SE/4;SW/4 NW/4
                                  SE/4; NE/4 SE/4; SW/4 NE/4 SE/4 of Section
                                  155, Block 29, Abstract 473; and the N/2 N/ 2
                                  NW/4 of Section 166, Block 29, all of the above in the W&NW RR Survey, Glasscock County,
                                  Texas

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Lessor: Horace        Glasscock   Insofar and only                12/66 128  212
Garrett, et al        County,     insofar as said lease
Lessee: Frank B.      Texas       covers the NW/4 NW/4
Webber, Jr.                       SE/4; SE/4 NW/4 SE/4;
                                  NW/4 NE/4 SE/4; SE/4 NE/4 SE/4; and the N/2
                                  SW/4 SE/4, and The NE/4 NW/4 SE/4;SW/4 NW/4
                                  SE/4; NE/4 SE/4; SW/4 NE/4 SE/4 of Section
                                  155, Block 29, Abstract 473; and the N/2 N/ 2
                                  NW/4 of Section 166, Block 29, all of the above in the W&NW RR Survey, Glasscock County,
                                  Texas

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Edwards               Glasscock   The S/2 SW/4 of Section
                      County,     17, Block 33, Township
                      Texas       2 South, T&P Railway
                                  Company Survey,
                                  Glasscock County, Texas

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

W.P. Edwards          Glasscock   The SW/4 SW /4 SW/4 of
                      County,     Section 17, Block 33,
                      Texas       Township 2 South, T&P
                                  Railway Company Survey,
                                  Glasscock County, Texas

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

W.P. Edwards "E" Glasscock The East 3/4 N/2 S/2 SW/4 17 2S County, Section 17, Block 33, Texas Township 2 South, T&P
                                  Railway Company Survey,
                                  Glasscock County, Texas

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

E.A. Lee "S"          Glasscock   The W/4 of the NW/4 of
                      County,     Section 20, Block 33,
                      Texas       Township 2 South, T&P
                                  Railway Company Survey, Glasscock County,
                                  Texas, containing 40 acres, more or less, save and except a 200 foot by 300 foot tract of and in the southeast corner containing 1.2774104 net acres, more or less.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Lee                   Glasscock   The East 160 acres of          200
                      County,     the West 200 acres of
                      Texas       the North half of
                                  Section 20, Block 33,
                                  Township 2 South, T&P
                                  railway Company Survey,
                                  Glasscock County, Texas

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

HO Phillips           Glasscock   All of Assignor's                     111  207
                      County,     right, title and
                      Texas       interest in and to the
                                  following described oil and gas lease,
                                  insofar, and only insofar as said lease covers and pertains to the West Half of the Northeast
                                  Quarter (W/2 NE/4) of Section 19, Block 33,
                                  Township 2 South T&P Railway Company Survey.
                                  Glasscock County, Texas, from the surface of the earth down to and including a depth of 3300 feet below the surface of the earth: Oil and gas Lease dated June 3,1963, recorded in Volume 111, at Page 207 of the Public Records of Glasscock County, Texas, by and between Addie Leota Donelosn, et al, as Lessors, and
                                  R. Paul Ricker, as Lessee

--------------------------------------------------------------------------------

                                           Exhibit B








                                       Pulling Equipment


1969 FRANKS TRUCK TRACTOR 658, DOUBLE DRUM BACK-IN WELL SERVICE RIG VIN 6582248, TEXAS LICENSE #18P199, POWERED BY DETROIT 6V71 DIESEL ENGINE, FULLER 10 SPEED TRANSMISSION WITH SKY TOP 95/150,000 # 4 LEGEND MAST, MOUNTED ON 4 AXEL CARRIER WITH ALL TOOLS AND ACCESSORIES,WEIGHT 80,000 LBS.; HEIGHT 13' 5"; WIDTH 9'; DRILLING DEPTH 8,000 ANY AND ALL EQUIPMENT, NOW OWNED AND USED AS PART OF THE NORMAL OPERATION OF THE RIG.

2003 PARK UT PIPE TRAILER VIN # 13ZGF29031005270 TX LIC # 99YGGX

2000 CHEVROLET C 2500 PICKUP VIN # 1GCHC23121F111982

                                    EXHIBIT C


                                ESCROW AGREEMENT


     This ESCROW AGREEMENT ("Agreement") is entered into as of , 2006 by Imperial Petroleum, Inc., a Nevada corporation ("Imperial"), Whittier Energy Company, a Nevada corporation ("Whittier"), Premier Natural Resources, LLC, a Delaware limited liability company ("Premier"), and Compass Bank, an Alabama state-chartered bank (the "Escrow Agent"). Whittier and Premier may hereafter sometimes be referred to collectively as "Buyer".

                              W I T N E S S E T H:
                               - - - - - - - - - -

     WHEREAS, Imperial, Whittier and Premier have entered into that certain Purchase and Sale Agreement dated May 1, 2006 (the "Purchase Agreement"); unless otherwise defined herein, all capitalized terms herein shall have the meanings set forth in the Purchase Agreement, which is incorporated herein by reference for all purposes;

     WHEREAS, the Purchase Agreement provides that ten percent (10%) of the Purchase Price (hereafter, the "Holdback Funds") shall be delivered by Buyer into an Escrow Account established under an Escrow Agreement, which Holdback Funds may be available to Buyer in the event of the discovery of post-Closing Defects or Material Costs (as that term is defined in Section 2(b) below); and

     WHEREAS, Imperial, Whittier, Premier and Escrow Agent desire to enter this Agreement, being the Escrow Agreement anticipated under the Purchase Agreement as to the Holdback Funds, to memorialize the terms and conditions controlling the disbursement of the Holdback Funds from the Escrow Account.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, the parties hereto agree as follows:

          1. Escrow Account Established. Effective as of the date of this Agreement, Escrow Agent is appointed as escrow agent by Imperial, Whittier and Premier, and Escrow Agent agrees to act as escrow agent under this Agreement. At Closing, Whittier and Premier shall deposit the Holdback Funds with Escrow Agent and Escrow Agent shall retain the Holdback Funds until disbursed pursuant to the further terms hereof. During the Term (as defined hereafter at Section 16) of this Agreement, the funds on deposit with Escrow Agent shall be invested in Treasury notes, certificates of deposit issued by commercial banks insured by the federal government, or "money market" accounts, in accordance with Whittier's written instructions provided from time-to-time.

          2. Conditions and Procedures for Determining Buyer's Right to Holdback Funds.

     (a) Prior to Closing, Buyer will have conducted a due diligence review pursuant to the terms of Section 6 of the Purchase Agreement and will have provided, as appropriate, notice of Asserted Defects in accordance therewith. Buyer anticipates, however, and Imperial expressly acknowledges, that additional due diligence, including, but not limited to, title examination or investigations, environmental assessments and other examinations and assessments may be prudent, in Buyer's sole discretion, to conduct subsequent to Closing. If subsequent to Closing and prior to expiration of the Term, one or more matters come to Buyer's attention that would constitute a Defect that Buyer is unwilling to waive, Buyer shall promptly provide written notice to Imperial of such Defects ("Post-Closing Asserted Defects"). Such notice shall include, for each Post-Closing Asserted Defect, (i) a description of the Post-Closing Asserted Defect and the wells and/or units and/or drilling locations listed on Schedule I to the Purchase Agreement or other Property to which it relates, along with all supporting documentation reasonably necessary to fully describe the basis for the Defect, (ii) for each applicable well, unit, drilling location or other Property identified pursuant to (i) above, the size of any variance from "Net Revenue Interest" or "Working Interest" (as identified on Schedule I) which does or could result from such Post-Closing Asserted Defect, and (iii) the amount Buyer reasonably attributes to the cost to cure or remediate such Post-Closing Asserted Defect. If, subsequent to Closing and prior to expiration of the Term, a third party asserts to Imperial a claim with respect to the Properties, or otherwise alleges to Imperial the existence of a matter that would be a Defect, Imperial shall notify Buyer of such fact promptly, and Buyer may thereafter identify such claim as a Post-Closing Asserted Defect. Notwithstanding the foregoing, if, prior to Closing, Buyer identified Defects, but did not provide notice of same to Imperial as Asserted Defects because such Defects, in the aggregate, were less than the Threshold Amount, then Buyer may not assert any Post-Closing Asserted Defects unless, when combined with Defects identified by Buyer but not asserted prior to Closing, as set forth above, the aggregate amount of such unasserted pre-Closing
          Defects plus the Post-Closing Asserted Defects is more than the Threshold Amount. If such aggregate amount is less than the Threshold Amount, then no claim for a disbursement by Buyer under this Agreement may be made for any of such Defects. If such pre- and post- Closing Defects exceed in the aggregate the Threshold Amount, Buyer shall be entitled to receive a disbursement under this Agreement for the total amount (as such amount is determined in accordance with the further terms of this Agreement) of all such pre- and post-Closing Defects claimed by Buyer, including those below the Threshold Amount. For the avoidance of doubt, Buyer shall not receive a disbursement under this Agreement for any Defect that was asserted as an Asserted Defect prior to Closing and handled in accordance with the procedures outlined in Sections 6 (including dispute resolution) or 7 the Purchase Agreement. Notwithstanding the procedures set forth in this Agreement to the contrary, to the extent that a Post-Closing Asserted Defect is covered by a representation or indemnification or other agreement of Imperial set forth in the Purchase Agreement, then such Post-Closing Asserted Defect, to the extent Buyer is compensated for the Post-Closing Asserted Defect under this Agreement, shall be deemed a disclosure and exception to such representation or indemnification or other agreement. In no event shall Buyer be entitled to duplicate compensation with respect to any Defect, Loss or any breach of representation, warranty or agreement herein asserted under the terms of this Agreement or the Purchase Agreement, even though such Defect, Loss or breach may be addressed by more than one provision of this Agreement and/or of the Purchase Agreement. As used in this subsection
          (a) and elsewhere in this Agreement, "Defect" shall have the meaning given in the Purchase Agreement, except to the extent such definition must necessarily be modified to account for identification subsequent to Closing.

     (b) If subsequent to Closing, but prior to expiration of the Term, Buyer discovers conditions that reasonably cause Buyer to expect to incur, or causes Buyer to incur, material costs or liabilities in connection with its operations and/or ownership of the Properties, which arise out of or are the result of a breach by Imperial of any obligation under the terms of the Purchase Agreement, Buyer shall be entitled to receive a disbursement under this Agreement equal to the total amount of such costs and/or liabilities. For purposes of this subsection (b), a cost and/or liability shall be deemed "material" if it causes Buyer to incur costs or expenses or creates a liability against Buyer in an aggregate amount of Fifty Thousand Dollars ($50,000.00) or more (a
          "Material Cost"). Buyer shall provide prompt written notice to Imperial of a Material Cost as such is incurred or identified which notice shall be in substantially the same form as the notices required of Buyer to assert Pos-Closing Asserted Defects.

     (c) In the event Buyer notifies Imperial of Post-Closing Asserted Defects and/or Material Costs in accordance with this Agreement, Buyer shall be entitled to receive a disbursement from Escrow Account, according to the further procedures set forth herein, as such claims are claimed from time-to-time hereunder. In the alternative, if Buyer notifies Imperial of Post-Closing Asserted Defects and/or Material Costs in accordance with this Agreement, then prior to the expiration of the Term, Imperial may (but shall have no obligation to) cure or remediate one or more such Post-Closing Asserted Defects and/or conditions causing Material Costs.


     (d) If, within five (5) business days following Imperial's receipt of notice from Buyer of any Post-Closing Asserted Defects and/or Material Costs, Imperial provides written notice to Buyer that Imperial, in good faith, disputes that a Post-Closing Asserted Defect is a Defect and/or disputes that a Material Cost has been (or will be) incurred, or, in good faith, disputes the value attributed by Buyer to any of the foregoing (for purposes of determining the amount of a disbursement hereunder), Imperial and Buyer shall attempt to resolve such dispute, by negotiation among senior executives of their companies who have authority to settle the controversy, within five
          (5) business days. If the parties are unable to resolve the dispute in such time period, then it shall be submitted to expedited binding arbitration by Richard J. Graving of the South Texas College of Law (the "Arbitrator") who shall determine whether there is a Defect and/or a Material Cost, as appropriate, with the burden being upon Imperial to disprove the claim made by Buyer. If the Arbitrator confirms that a Post-Closing Asserted Defect constitutes a Defect and/or that a claim constitutes a Material Cost, as the case may be, or, if the basis of the dispute submitted to the Arbitrator was determination of the value attributed to a Defect and/or Material Cost, then, based upon information provided by Imperial and Buyer, the Arbitrator shall determine the value of the Defect and/or Material Cost, as appropriate, and such amount(s) shall be disbursed to Buyer in accordance with this Agreement. The Arbitrator, in making any determination pursuant to this subsection (d), shall assess the costs of the Arbitrator against that party which the Arbitrator determines should bear such expense given the equities of the disputed claims. Any determinations by the Arbitrator pursuant to this provision shall be final and binding on Imperial and Buyer.

     (e) The provisions of Section 2(d) above shall also apply in the case of a disagreement between Imperial and Buyer as to whether Imperial has cured or remediated one or more such Post-Closing Asserted Defects and/or conditions causing Material Costs.

     (f) Notwithstanding anything herein to the contrary, if the parties are unable to agree upon the existence of any Defect pertaining to the title to any Property, Imperial may require Buyer to reconvey the Properties affected thereby to Imperial. The right of Imperial to require reconveyance shall be limited to those Properties selected by Buyer the total value of which does not exceed the amount remaining at that time in the Holdback Funds. The value of the Properties reconveyed to Imperial shall be the value allocated to such Properties on Schedule I to the Purchase Agreement (plus the costs incurred by Buyer in operation of the Properties, less the revenues accrued by Buyer with respect to such Properties). Except in the case where Imperial and Buyer cannot agree on the value of the Properties to be reconveyed for purposes of this Section 2(f), reconveyance of the Properties to Imperial shall constitute full authorization to Escrow Agent to pay the value of the Properties, as such value is reported to Escrow Agent by joint written instruction from Buyer and Imperial in accordance with Section 3 of this Agreement, to Buyer from the Holdback Funds. If Imperial and Buyer cannot agree on the value of the Properties to be conveyed, Imperial shall not have the right to require reconveyance and Escrow Agent shall have no duty to pay an amount to Buyer under this subsection (f) and any Defect pertaining to title shall be handled under the other provisions of this Agreement.

     (g) Notwithstanding anything herein or in the Purchase Agreement to the contrary, (1) Buyer shall not be permitted to assert any Defect pertaining to the title to any Property on or after the 30th day following the date of this Agreement, and (2) no disbursement shall be made to Buyer for any Post Closing Defect and/or Material Cost that Imperial elects to cure or remediate prior to the expiration of the Term unless such Post Closing Defect and/or Material Cost is not so cured or remediated on or before the expiration of the Term.

          3. Procedures for Determining Disbursement Amounts. With respect to any Post-Closing Asserted Defect or Material Cost, Imperial and Buyer, for a period of five (5) business days, shall attempt in good faith to agree upon the value of such Defect or the amount of such Material Cost, with consideration being given to values attributed to the Properties, or any of them, on Schedule I to the Purchase Agreement. Unless Imperial disputes the value of a Defect or the amount of a Material Cost claimed, or if the parties otherwise mutually agree, disbursements pertaining to claims for Defects and Material Costs, as set forth above, shall be the amount(s) claimed by Buyer. The parties shall refer any disputes concerning the above determination of values to the Arbitrator as set forth in Section 2(d) above. If there is no dispute, or upon resolution of any dispute as set forth herein, each of Imperial and Buyer agree to execute joint written instructions to Escrow Agent to deliver, within five (5) business days of such notice being provided to Escrow Agent, such portion of the Holdback Funds as is attributed to the agreed (or arbitrated) amounts, and all earnings thereon.

          4.   Disbursement   of  Holdback   Funds.   Escrow  Agent  shall  make
     disbursements of the Holdback Funds as follows:

     (a) To Buyer, within five (5) business days following Escrow Agent's receipt of the joint written instructions of Imperial and Buyer, as provided at Section 3 above.

     (b) In the event Imperial fails to comply with its obligation to provide written instructions for disbursement in accordance with Section 3 above and the dispute has been arbitrated in accordance with this Agreement, then Escrow Agent shall disburse amounts to Buyer to the extent and in the amount the Arbitrator provides, in his final and binding decision as provided at Section 2(d), that Buyer is entitled to for Post-Closing Asserted Defects and/or Material Costs. Such disbursement shall be made to Buyer within five (5) business days of Escrow Agent being provided with a true and correct copy of the Arbitrator's final and binding decision, certified by the Arbitrator. However, should the balance of the Holdback Funds be less than the amount(s) specified in the Arbitrator's final and binding decision, then, the balance of the Holdback Funds shall be disbursed, and Escrow Agent's obligations hereunder shall forthwith terminate.

     (c) Upon termination of this Agreement according to the Term hereof, Escrow Agent shall disburse to Imperial, upon joint written instruction of Imperial and Buyer, all Holdback Funds, if any, not previously disbursed to Buyer, EXCEPT to the extent of any amounts then pending pursuant to Sections 2(e), 3 or 4(b) hereof. Provided, however, upon the written request of any party received by Escrow Agent prior to termination of this Agreement, Escrow Agent shall delay final disbursement until such time as it shall receive joint written instruction from Imperial and Buyer that all post-Closing accounting adjustments have been made in accordance with Section 11(c) of the Purchase Agreement, and upon receipt of such joint written instruction, Agent shall disburse all remaining Holdback Funds, if any, as directed in said joint written instruction.

          5. Instructions and Disbursement of Earnings. Escrow Agent may not disburse the Holdback Funds or any income therefrom except pursuant to the terms of this Agreement. Escrow Agent is hereby authorized to make disbursements of the Holdback Funds only as follows: (a) as set forth at
     Section 4 above; (b) into the registry of the court in accordance with Sections 12 or 13, (c) to a successor Escrow Agent under Section 13, and
     (d) to Escrow Agent as permitted by Section 14 of this Agreement. . With respect to any interest or dividends that may be earned on the Holdback Funds , Imperial and Buyer agree that it is impractical to anticipate the amounts of interest earned on the Holdback Funds, if any, accordingly, throughout the term of this Agreement, Escrow Agent shall communicate the amount of any such earnings to Imperial and Buyer as soon as such amounts are known to it, and Escrow Agent will disburse such amounts as directed by Imperial and Buyer via joint written instruction.

          6. Scope of Undertaking/Reliance/Hold Harmless/Indemnification.

     (a) Escrow Agent's duties and responsibilities in connection with this Agreement shall be purely ministerial and shall be limited to those expressly set forth in this Agreement. Escrow Agent is not a principal, participant, or beneficiary in any transaction underlying this Agreement and shall have no duty to inquire beyond the terms and provisions of this Agreement except as specifically provided herein. Escrow Agent shall have no responsibility or obligation of any kind in connection with this Agreement or the Holdback Funds and shall not be required to deliver the Holdback Funds or any part thereof, or take any action with respect to any matters that might arise in connection therewith, other than to receive, hold, invest, reinvest, and deliver the Holdback Funds as herein provided. Without limiting the generality of the foregoing, it is hereby expressly agreed and stipulated by the parties hereto that Escrow Agent shall not be required to exercise any discretion hereunder and shall have no investment or management responsibility and, accordingly, shall have no duty to, or liability for its failure to, provide investment recommendations or investment advice to any of the parties hereto. Escrow Agent shall not be liable for any error in judgment, any act or omission, any mistake of law or fact, or for anything it may do or refrain from doing in connection herewith, except to the extent of its own willful misconduct or gross negligence. It is the intention of the parties hereto that Escrow Agent shall not be required to use, advance, or risk its own funds or otherwise incur financial liability in the performance of any of its duties or the exercise of any of its rights and powers hereunder.

     (b) Escrow Agent may rely on, and shall not be liable for acting or refraining from acting in accordance with any written notice, instruction, or request or other document furnished to it hereunder or pursuant hereto, and believed by it to have been signed or presented by the proper party or parties. Escrow Agent shall only be responsible for holding, investing, reinvesting, and disbursing the Holdback Funds as provided in this Agreement; provided, however, that in no event shall Escrow Agent be liable for any lost profits, lost savings, or other special, exemplary, consequential, or incidental damages in excess of Escrow Agent's fee hereunder; and provided, further, however, that Escrow Agent shall have no liability for any loss arising from any cause beyond its control, including, but not limited to, the following: (a) acts of God, force majeure, including, without limitation, war (whether or not declared or existing), revolution, insurrection, riot, civil commotion, accident, fire, explosion, stoppage of labor, strikes or other differences with employees; (b) the act, failure, or neglect of any other party or any agent or correspondent or any other person selected by Escrow Agent; (c) any delay, error, omission, or default of any mail, courier, or telecopier operator; or (d) the acts or edicts of any government or governmental agency or other group or entity exercising governmental powers. Escrow Agent is not responsible or liable in any manner whatsoever for the sufficiency, correctness, genuineness or validity of the subject matter of this Agreement and any part hereof, for the transaction or transactions requiring or underlying the execution of this Agreement or the form or execution hereof, or for the identity or authority of any person executing this Agreement or any part hereof, or for depositing the Holdback Funds .

     (c) Escrow Agent shall be absolved from all liability and responsibility in connection with this Agreement, other than Escrow Agent's gross negligence or willful misconduct, and may respond in good faith to (i) any joint directive of Buyer and Imperial, (ii) any directive of any one party to make disbursement in accordance with Section 4(b) of this Agreement, or (iii) any notice of Buyer or Imperial to delay final disbursement in accordance with Section 4(c) of this Agreement, without responsibility for the consequences. Buyer and Imperial hereby jointly and severally indemnify Escrow Agent, its officers, directors, partners, employees, and agents (each herein called an "Indemnified Party") against, and hold each Indemnified Party harmless from, any and all expenses, including, without limitation, attorneys' fees and court costs, losses, costs, damages and claims, including, but not limited to, costs of investigation, litigation, and arbitration suffered or incurred by any Indemnified Party in connection with or arising from or out of this Agreement, except such acts or omissions as may result from the willful misconduct or gross negligence of such Indemnified Party.

     (d) Imperial and Buyer hereby acknowledge and expressly agree that Escrow Agent has not been provided a copy of the Purchase Agreement, is not privy to the Purchase Agreement, and is not a party to the Purchase Agreement. Accordingly, Imperial and Buyer agree that Escrow Agent's rights, privileges, obligations, responsibilities and duties in connection with the subject matter hereof are to be construed without reference to the Purchase Agreement despite the existence of any provision to the contrary. Imperial and Buyer hereby further agree that the provisions of this Section 6 shall survive the termination of this Agreement.

          7. Notices. Any notice required to be given hereunder shall be sufficient if in writing, and (a) sent by courier service (with proof of service), hand delivery or certified or registered mail (return receipt requested and first-class postage prepaid) or (b) by facsimile or e-mail transmission provided that any facsimile or e-mail transmission shall be supplemented, by transmission on the same day the e-mail or facsimile is sent, with a copy of such facsimile or e-mail by courier service (with next business day delivery), addressed as follows:

            To Imperial:

                  Imperial Petroleum, Inc.
                  329 Main Street, Suite 801
                  Evansville, Indiana  47708
                  Attn:  Jeff Wilson
                  Facsimile No.:  (812) 876-1678

                  With a copy to:

                  Vinson & Elkins L.L.P.
                  1001 Fannin, Suite 2300
                  Houston, Texas  77002
                  Attn:  Robin S. Fredrickson
                  Fax No.:  (713) 615-5850

            To Buyer:

                  Whittier Energy Company
                  333 Clay Street, Suite 700
                  Houston, Texas 77002
                  Attn: Dan Silverman
                  Chief Operating Officer
                  Fax No.: (713) 850 - 1879

                  with a copy to:

                  Thompson & Knight LLP
                  333 Clay Street, Suite 3300
                  Houston, Texas 77002
                  Attention:  Louis J. Davis
                  Phone:  (713) 951-5817
                  Facsimile:  (713) 654-1871

                  And

                  Premier Natural Resources
                  One Summit Plaza
                  5727 South Lewis Avenue
                  Suite 200
                  Tulsa, Oklahoma 74105
                  Fax No. 918-878-5425
                  Attn:  J. C. Jacobsen, President and Chief Manager

            To Escrow Agent:

                  Compass Bank
                  2001 Kirby, 4th Floor
                  Houston, Texas 77019
                  Attn: Thomas M. Cleveland
                  Phone: (713) 831-5795
                  Fax No.: (713) 831-5750

                  with a copy to:

                  Compass Bank Legal Department
                  15 S. 20th St.
                  Suite 1802
                  Birmingham, Alabama 35233
                  Attn: M. Brandon Meadows
                  Phone: (205) 297-1558
                  Fax No.: (205) 297-2413

     or to such other address as any party shall specify by written notice so given, and such notice shall be deemed to have been delivered as of the date so telecommunicated, personally delivered or mailed.

          8. Modification. This Agreement shall not be modified, rescinded or revoked in any manner whatsoever, except by written consent of all parties hereto.

          9. Counterparts. This Agreement may be signed upon any number of counterparts with the same effect as if the signature to each were upon the same agreement, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement shall be deemed to be effective and binding as of the date all parties hereto have executed same.

          10. Assignment. Neither this Agreement nor any of the rights, interests, or obligations hereunder shall be assigned by any of the parties hereto without the prior written consent of the other parties.

          11. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS. The parties hereto hereby consent to the jurisdiction and venue of the courts of Harris County, Texas.

          12. Right of Interpleader. Should (a) any controversy arise involving the parties hereto or any other person, firm, or entity with respect to this Agreement, the Holdback Funds or any earnings on the Holdback Funds ,

     (b) a substitute escrow agent fail to be designated as provided in Section 13, or (c) if Escrow Agent should be in doubt as to what action to take, Escrow Agent shall have the right, but not the obligation, either to (i) withhold delivery of the Holdback Funds or any earnings thereon until the controversy is resolved, the conflicting demands are withdrawn, or its doubt is resolved, or (ii) institute a petition for interpleader in any court of competent jurisdiction to determine the rights of the parties hereto.

          13. Resignation. Escrow Agent may resign hereunder upon ten (10) days' prior notice (the "Initial Notice") to Imperial and Buyer. Upon the effective date of such resignation, Escrow Agent shall deliver the Holdback Funds and all earnings thereon to any substitute escrow agent designated by the Imperial and Buyer in writing. If Imperial and Buyer fail to designate a substitute escrow agent within ten (10) days after the Initial Notice, Escrow Agent may institute a petition for interpleader. Escrow Agent's obligations hereunder shall cease and terminate after the Initial Notice and Escrow Agent's sole responsibility after the Initial Notice expires shall be to hold the Holdback Funds (without any obligation to reinvest the same) and to deliver the same to a designated substitute escrow agent, if any, or in accordance with the directions of a final order or judgment of a court of competent jurisdiction.

          14. Compensation and Reimbursement of Expenses. Escrow Agent shall charge for its services hereunder in accordance with Escrow Agent's fee schedule as in effect from time-to- time, and Escrow Agent shall be reimbursed for all expenses incurred by Escrow Agent in connection with the performance of its duties and enforcement of its rights hereunder and otherwise in connection with the preparation, operation, administration and enforcement of this Agreement, including, without limitation, attorneys' fees, brokerage costs, and related expenses incurred by Escrow Agent. Imperial and Buyer shall be jointly liable for and shall pay all such fees and expenses in equal portions; provided, however, Escrow Agent may, in its discretion, charge all of such fees and expenses to Escrow Account if Imperial and/or Buyer do not pay same after being billed, but provided that Escrow Agent shall first make reasonable attempts to collect same from Imperial and Buyer.

          15. Tax Matters. Form 1099 for interest earned on the Holdback Funds, if any, shall be furnished to Imperial and Buyer in accordance with such portion of interest disbursed to each such party, respectively, and any tax owing thereon shall be the obligation of the party receiving such interest.

          16. Term and Termination.  This Agreement shall be in effect for three
     (3) months following the date hereof ("Term"); provided, however, that this Agreement may survive beyond the Term for the limited purpose of allowing Escrow Agent to disburse all Holdback Funds in accordance with Section 4(c) hereof, and any earnings thereon in accordance with Section 5 hereof.

          IN WITNESS WHEREOF, the parties have duly executed this Escrow Agreement as of April __, 2006.

                                    Imperial:

                                    IMPERIAL PETROLEUM, INC.





                                    By:
                                       ---------------------------------
                                       Jeffrey T. Wilson,
                                    President






                                    Whittier:

                                    WHITTIER ENERGY COMPANY





                                    By:                     ______
                                         -------------------------------
                                         Daniel H. Silverman, Vice President
                                         and Chief Operating Officer





                                       Premier:

                                       PREMIER NATURAL RESOURCES, LLC





                                    By:_________________________________
                                       J. Chris Jacobsen, President
                                       and Manager

                                       Escrow Agent:

                                       COMPASS BANK




                                    By:_________________________________
                                       Thomas M. Cleveland,
                                       Vice President

                                  Exhibit D - 1
                                    Exhibit D

                       Invoicing Report (Agreed Payables)


                                   Schedule I:

                         To Purchase And Sale Agreement

                            "Dated April _____, 2006"
                       "between Imperial Petroleum, Inc.,"
                           Whittier Energy Company and
                        "Premier Natural Resources, LLC"
          "Wells, Units, Drilling Locations, WI, NRI, Allocated Values"

ST    County/     Rsv   Lease                                   Field                   Operator        WI         NRI     Allocated
      Parish      Cat                                                                                                       Value $M
Properties To Be Conveyed To WHITTIER ENERGY COMPANY:

LA    BOSSIER     PDP   BODCAW FEE LBS  wells 6,7,8,9,10"      CARTERVILLE NORTH        IMPERIAL        1.000000    0.750000    85.6
LA    BOSSIER     PDP   BODCAW FEE LBS 2 SWD                   CARTERVILLE N            IMPERIAL        1.000000                 0.0
LA    BOSSIER     PNP   ADAMS J Q  1 - 001                     CARTERVILLE NORTH        IMPERIAL        1.000000    0.750000    32.4
LA    BOSSIER     PNP   HAIR  1 - 001                          CARTERVILLE NORTH        IMPERIAL        1.000000    0.740000    10.0

LA    CLABORNE    PDP   TOKIO RA SU 39 GOODWIN  2 - 002        HAYNESVILLE              IMPERIAL        0.937500    0.679621   205.2
LA    CLABORNE    PDP   TOKIO RA SU 57 BOND  1 - 001           HAYNESVILLE              IMPERIAL        0.820313    0.584638    10.0
LA    CLABORNE    PDP   TOKIO RA SU 58 BOND  2 - 002           HAYNESVILLE              IMPERIAL        0.820313    0.584638    36.4
LA    CLABORNE    PNP   TOKIO RA SU 38 BEENE B  1 - 001        HAYNESVILLE              IMPERIAL        1.000000    0.750000    19.5
LA    CLABORNE    PNP   TOKIO RA SU 40 GOODWIN  1 - 001        HAYNESVILLE              IMPERIAL        0.937500    0.679621    10.0
LA    CLABORNE    PNP   TOKIO RA SU 53 HUNT ST  5 - 005        HAYNESVILLE              IMPERIAL        0.992188    0.737188    97.6
LA    CLABORNE    PNP   TOKIO RA SU 60 BEENE B  wells 2-007    HAYNESVILLE              IMPERIAL        1.000000    0.750000    10.0
LA    CLABORNE    PNP   TOKIO S1 RA SU 49 TAYLOR  2 - 002      HAYNESVILLE              IMPERIAL        1.000000    0.750000    10.0
LA    CLABORNE    PNP   TOKIO S1 RA SU 50 TAYLOR  1 - 001      HAYNESVILLE              IMPERIAL        1.000000    0.750000    10.0
LA    CLABORNE    PNP   "TOKIO S1 RA SU 53 HUNT ST wells 2,4altHAYNESVILLE              IMPERIAL        0.992188    0.737188   101.6
LA    CLABORNE    PNP   TOKIO S1 RA SU 59 BEENE B  4 - 006     HAYNESVILLE              IMPERIAL        1.000000    0.750000     5.9
LA    CLABORNE    PNP   "TOKIO S1 RA SU210 KNOX EST wells 1,2A HAYNESVILLE              IMPERIAL        1.000000    0.750000    10.0
LA    CLAIBORNE   PDP   LOWE SWD                               HAYNESVILLE              IMPERIAL        1.000000                0.00
LA    CLAIBORNE   PNP   TOKIO RA SU 54 HUNT ST 1               HAYNESVILLE              IMPERIAL        0.992188    0.737188    0.00
                  NORTH LOUISIANA                                                                                     TOTAL    654.2

MS    WARREN      PBP   CAUTHEN  6-15  2                       BOVINA                   IMPERIAL        0.950000    0.702410   343.3
MS    WARREN      PBP   UNIT  7- 2  1  HS  2                   BOVINA                   IMPERIAL        0.950000    0.703000   585.9
MS    WARREN      PNP   UNIT  7- 2  1  HS - 1                  BOVINA                   IMPERIAL        0.950000    0.703000   611.3
MS    WARREN      PROBDP      CAUTHEN  6-15  1                 BOVINA                   IMPERIAL        0.950000    0.702410   568.7
MS    WARREN      PUD   BOVINA SE SEC 6  CV                    BOVINA                   IMPERIAL        0.950000    0.702410  2335.3
MS    WARREN      PUD   UNIT  6-10  HS                         BOVINA                   IMPERIAL        0.950000    0.702410   229.6
MS    WARREN      PUD   UNIT  6-13  CV                         BOVINA                   IMPERIAL        0.950000    0.702410  1092.8
MS    WARREN      PUD   UNIT  7-14  HS                         BOVINA                   IMPERIAL        0.950000    0.703000   212.6
                  MISSISSIPPI                                                                                         TOTAL   5979.6

TX    JACK  PDP   ABERNATHIE E B 1 - 1                         RUSMAG                   IPT OIL CO      1.000000    0.820312    10.0
TX    JACK  PDP   ABERNATHIE RUBY A1  5200 - A1                BOLING                   IPT OIL CO      1.000000    0.820312    55.9
TX    JACK  PDP   ABERNATHIE RUBY B  1 - B  1                  JACK COUNTY REGULAR      IPT OIL CO      1.000000    0.820312   131.3
TX    JACK  PDP   KELSAY BLANCHE 1 - 1                         BOLING                   IPT OIL CO      1.000000    0.812500   121.2
TX    JACK  PDP   KING-RILEY ETAL UNIT 5344 1 - 1              BOLING                   IPT OIL CO      1.000000    0.872731    10.0
TX    JACK  PDP   SHAWVER A W 1 - 1                            RUSMAG                   IPT OIL CO      1.000000    0.843751    10.0
TX    JACK  PDP   TILLERY F P  1    5300 - 1                   WORSHAM-STEED SOUTH      IPT OIL CO      1.000000    0.820312    88.0
TX    JACK  PBP   "ABERNATHIE RUBY A1  AT,CA"                  BOLING                   D.E.P.C.        1.000000    0.820312   224.6
TX    JACK  PBP   TILLERY F P  1   CADDO                       WORSHAM-STEED SOUTH      D.E.P.C.        1.000000    0.820312    31.5
TX    JACK  PUD   ELLIS A 3                                    MOBY DICK                EOG             0.050000    0.040000   194.0
TX    JACK  PUD   PHARR UNIT 1                                 JACK COUNTY REGULAR      EOG             0.050000    0.040000   404.1

TX    PARKER      PDP   BRAWLEY UNIT 1 - 1                     LESIKAR                  MKS CORP        0.125000    0.10367813  10.0
TX    PARKER      PDP   ELLIS  A 2 - 2                         MOBY DICK                D.E.P.C.        0.500000    0.401250     5.1
TX    PARKER      PDP   LESTER B 3  3                          MOBY DICK                D.E.P.C.        0.500000    0.401250    11.0
TX    PARKER      PBP   BRAWLEY UNIT 2                         LESIKAR                  D.E.P.C.        0.125000    0.10367813  10.0
TX    PARKER      PBP   LESTER B 3 - 3                         MOBY DICK                IPT OIL CO      0.500000    0.401250     9.3
TX    PARKER      PNP   ELLIS  A 2   DNP                       MOBY DICK                D.E.P.C.        0.500000    0.401250    56.0
                  NORTH TEXAS                                                                                         TOTAL   1381.9


TX    PANOLA      PDP   BELL MILES  3 - 3                      BETHANY                  IPT OIL CO      1.000000    0.815128    48.4
TX    PANOLA      PDP   BELL MILES  4                          BETHANY                  CHESAPEAKE      0.125000    0.101891   175.8
TX    PANOLA      PDP   CRUMP GAS UNIT  6                      CARTHAGE                 CHESAPEAKE      0.093750    0.0703125   87.0
TX    PANOLA      PDP   DEAN NED  1  CV - 1                    CARTHAGE SOUTHEAST       IPT OIL CO      0.973260    0.7349445   10.0
TX    PANOLA      PDP   LATHAM  2 2 U - 2 U                    CARTHAGE SOUTH           IPT OIL CO      1.000000    0.753570   274.3
TX    PANOLA      PDP   LATHAM ESTATE 1  PET UP - 1            CARTHAGE SOUTH           IPT OIL CO      1.000000    0.750000    48.0
TX    PANOLA      PDP   MOSS ESTATE  2                         CARTHAGE                 BURK ROYALTY    0.000000    0.02759042  17.0
TX    PANOLA      PDP   MOSS ESTATE  3                         CARTHAGE                 BURK ROYALTY    0.000000    0.02759042  16.9
TX    PANOLA      PDP   MOSS ESTATE  4                         CARTHAGE                 BURK ROYALTY    0.000000    0.02759042   6.5
TX    PANOLA      PDP   MOSS W S ESTATE 1 PET LW - 1           CARTHAGE                 IPT OIL CO      0.988397    0.752769   208.4
TX    PANOLA      PDP   STROUD 1 - 1                           DEBERRY SOUTHWEST        IPT OIL CO      1.00000000  0.815128     7.4
TX    PANOLA      PBP   BELL MILES  3                          DEBERRY SOUTHWEST        D.E.P.C.        1.00000000  0.815128    60.3
TX    PANOLA      PBP   "DEAN NED  1  CV,TP,PET"               CARTHAGE SOUTHEAST       D.E.P.C.        0.80709000  0.600492    10.0
TX    PANOLA      PBP   HORTON M  1  CD                        CARTHAGE                 D.E.P.C.        0.75000000  0.562500   112.7
TX    PANOLA      PBP   "HORTON M  1  TP,YT"                   CARTHAGE                 D.E.P.C.        0.75000000  0.562500   274.6
TX    PANOLA      PBP   HORTON MITTIE 1                        DEBERRY                  IPT OIL CO      0.75000000  0.562500    23.5
TX    PANOLA      PBP   LATHAM ESTATE 1  TR PK                 CARTHAGE SOUTH           D.E.P.C.        1.00000000  0.750000    89.7
TX    PANOLA      PBP   MOSS W S ESTATE 1 PET                  CARTHAGE                 BURK ROYALTY    0.98839700  0.752769    16.8
TX    PANOLA      PNP   BELL MILES 5                           BETHANY                  CHESAPEAKE      0.125000    0.101890    0.00
TX    PANOLA      PNP   BURNETT  1    DNP                      CARTHAGE                 D.E.P.C.        1.00000000  0.700000    55.2
TX    PANOLA      PNP   MOSS ESTATE  5                         CARTHAGE                 BURK ROYALTY    0.00000000  0.02759042  27.0
TX    PANOLA      PNP   MOSS WS ESTATE 6                       CARTHAGE (COTTON VAL     BURK ROYALTY    0.000000    0.025650    0.00
TX    PANOLA      PNP   MOSS WS ESTATE 7                       CARTHAGE (COTTON VAL     BURK ROYALTY    0.000000    0.025650    0.00
TX    PANOLA      PUD   BURNETT  2                             CARTHAGE                 D.E.P.C.        1.00000000  0.700000   124.0
TX    PANOLA      PUD   BURNETT  3                             CARTHAGE                 D.E.P.C.        1.00000000  0.700000   121.9
TX    PANOLA      PUD   DEAN NED  2                            CARTHAGE                 D.E.P.C.        0.80709000  0.600492   210.5
TX    PANOLA      PUD   HORTON M  2  CV                        CARTHAGE                 D.E.P.C.        0.09375000  0.0703125   37.1
TX    PANOLA      PUD   HORTON M  3  CV                        CARTHAGE                 D.E.P.C.        0.09375000  0.0703125   36.5
TX    PANOLA      PUD   HORTON M  4  CV                        CARTHAGE                 D.E.P.C.        0.09375000  0.0703125   35.9
TX    PANOLA      PUD   "LATHAM  3  CV,TP"                     CARTHAGE                 D.E.P.C.        1.00000000  0.750000   621.1
TX    PANOLA      PUD   "LATHAM  4  CV,TP"                     CARTHAGE                 D.E.P.C.        1.00000000  0.750000   559.7
TX    PANOLA      PUD   "LATHAM  5  CV,TP"                     CARTHAGE                 D.E.P.C.        1.00000000  0.750000   506.5
TX    PANOLA      PUD   MOSS ESTATE  #1 TWIN                   CARTHAGE                 D.E.P.C.        0.98839700  0.752769   116.4
TX    PANOLA      PUD   "STROUD  2  CV,TP"                     CARTHAGE                 CHESAPEAKE      0.12500000  0.100000    17.3
TX    PANOLA      PUD   "STROUD  3  CV,TP"                     CARTHAGE                 CHESAPEAKE      0.12500000  0.100000    17.3
TX    PANOLA      PUD   "STROUD  4  CV,TP"                     CARTHAGE                 CHESAPEAKE      0.12500000  0.100000    10.4
                  EAST TEXAS                                                                                          TOTAL   3984.3

                                                                                                     TOTAL                   12000.0

"Properties To Be Conveyed To PREMIER NATURAL RESOURCES, LLC:"

KY    TODD        VARIOUS     CLAYMOUR          100.000%    87.500%     100.0

NM    EDDY        CHAD 1                                        ATOKA (GLORIETA YESO)                   100.000%    74.700%     60.6
NM    EDDY        CHAD 2                                        ATOKA (GLORIETA YESO)                   100.000%    74.700%    120.5
NM    EDDY        D H GOODRICH 1                                DAYTON (ABO)                            100.000%    75.000%      0.0
NM    EDDY        DOROTHY 1                                     ATOKA (GLORIETA YESO)                   100.000%    74.700%    173.4
NM    EDDY        FEDELL 1                                      ATOKA (GLORIETA YESO)                    97.375%    72.731%      0.0
NM    EDDY        FEDELL 2                                      ATOKA (GLORIETA YESO)                    97.375%    72.731%      0.0
NM    EDDY        FEDELL 3                                      ATOKA (GLORIETA YESO)                    97.375%    72.731%      0.0
NM    EDDY        FEDELL 4                                      ATOKA (GLORIETA YESO)                    97.375%    72.731%     59.0
NM    EDDY        FIKES 1                                       ATOKA (GLORIETA YESO)                   100.000%    74.700%     30.2
NM    EDDY        FOX 1                                         ATOKA (GLORIETA YESO)                   100.000%    74.700%      0.0
NM    EDDY        FOX 2                                         ATOKA (GLORIETA YESO)                   100.000%    74.700%      0.0
NM    EDDY        KELLY 1                                       ATOKA (GLORIETA YESO)                   100.000%    75.000%     26.2
NM    EDDY        KELLY 2                                       ATOKA (GLORIETA YESO)                   100.000%    75.000%    146.2
NM    EDDY        LYNN 1                                        ATOKA (GLORIETA YESO)                   100.000%    74.700%    224.1
NM    EDDY        MELAINE 1                                     ATOKA (GLORIETA YESO)                   100.000%    75.000%      0.0
NM    EDDY        MELAINE 2                                     ATOKA (GLORIETA YESO)                   100.000%    75.000%     76.5
NM    EDDY        MERRI 1                                       ATOKA (GLORIETA YESO)                    80.000%    60.000%     84.0
NM    EDDY        MERRI 2                                       ATOKA (GLORIETA YESO)                   100.000%    74.700%     38.0
NM    EDDY        MERRI 3                                       ATOKA (GLORIETA YESO)                   100.000%    74.700%      5.7
NM    EDDY        MERRILL 1                                     ATOKA (GLORIETA YESO)                    99.250%    74.438%      0.0
NM    EDDY        MERRILL 2                                     ATOKA (GLORIETA YESO)                    99.250%    74.438%    108.1
NM    EDDY        MERRILL 3                                     ATOKA (GLORIETA YESO)                    99.250%    74.438%    190.1
NM    EDDY        MERRILL 4                                     ATOKA (GLORIETA YESO)                    99.250%    74.438%    197.7
NM    EDDY        SHERRI 1                                      ATOKA (GLORIETA YESO)                   100.000%    74.700%      0.0

TX    ANDREWS           PARKER J E EST                          NIX SOUTH (UNKNOWN)                      87.500%     75.000%     0.0
TX    ANDREWS           PARKER J E EST ACCT #2                  NIX SOUTH (UNKNOWN)                      87.500%     75.000%    13.5
TX    ANDREWS           PARKER J E ESTATE 1                     FUHRMAN-MASCHO (UNKNOWN)                 87.500%     75.000%    63.7
TX    ANDREWS           PARKER J E ESTATE B 1                   FUHRMAN-MASCHO (UNKNOWN)                 87.500%     75.000%   122.1

TX    CRANE       GLENN D K A 1                                 ABELL (PERMIAN-GENERAL)                  65.000%     41.250%   101.9

TX    GLASSCOCK         CLAY H R 1                              HOWARD-GLASSCOCK (UNKNOWN)              100.000%     75.000%     0.0
TX    GLASSCOCK         CLAY H R -A-                            HOWARD-GLASSCOCK (UNKNOWN)              100.000%     75.000%     0.0
TX    GLASSCOCK         CLAY H R -B-                            HOWARD-GLASSCOCK (UNKNOWN)              100.000%     75.000%     0.0
TX    GLASSCOCK         CLAY H R -C-                            HOWARD-GLASSCOCK (UNKNOWN)              100.000%     75.000%     0.0
TX    GLASSCOCK         E A LEE -S- 1S                          HOWARD-GLASSCOCK (UNKNOWN)              100.000%     75.000%     0.0
TX    GLASSCOCK         EDWARDS                                 HOWARD-GLASSCOCK (UNKNOWN)              100.000%     75.000%    80.4
TX    GLASSCOCK         EDWARDS W P                             HOWARD-GLASSCOCK (UNKNOWN)              100.000%     75.000%     0.0
TX    GLASSCOCK         FT WORTH NATL BANK                      HOWARD-GLASSCOCK (UNKNOWN)              100.000%     75.000%    20.8
TX    GLASSCOCK         GARRETT HORACE                          HOWARD-GLASSCOCK (UNKNOWN)              100.000%     73.458%     0.0
TX    GLASSCOCK         LEE                                     HOWARD-GLASSCOCK (UNKNOWN)              100.000%     75.000%     0.0
TX    GLASSCOCK         MAGNOLIA-ROBERTS                        HOWARD-GLASSCOCK (UNKNOWN)              100.000%     75.000%    41.7
TX    GLASSCOCK         PHILLIPS H O                            HOWARD-GLASSCOCK (UNKNOWN)              100.000%     75.000%   224.9
TX    GLASSCOCK         ROBERTS DORA -A-                        HOWARD-GLASSCOCK (UNKNOWN)              100.000%     76.368%    42.4
TX    GLASSCOCK         ROBERTS DORA -A- & -B-                  HOWARD-GLASSCOCK (UNKNOWN)              100.000%     75.000%   145.8
TX    GLASSCOCK         ROBERTS DORA -B-                        HOWARD-GLASSCOCK (UNKNOWN)              100.000%     76.368%    37.1
TX    GLASSCOCK         ROBERTS DORA -E-                        HOWARD-GLASSCOCK (UNKNOWN)              100.000%     72.375%    41.7
TX    GLASSCOCK         SPRAGUE -A-                             HOWARD-GLASSCOCK (UNKNOWN)              100.000%     71.036%     0.0
TX    GLASSCOCK         W P EDWARDS -E-                         HOWARD-GLASSCOCK (UNKNOWN)              100.000%     75.000%     0.0

TX    HOWARD            ROBERTS DORA A&B 11                     HOWARD-GLASSCOCK (GLORIETA)             100.000%     80.000%     0.0
TX    HOWARD            ROBERTS DORA -B- (SOUTHLAND)            HOWARD-GLASSCOCK (UNKNOWN)              100.000%     75.000%    62.5
TX    HOWARD            SPRAGUE                                 HOWARD-GLASSCOCK (UNKNOWN)              100.000%     75.000%    41.7
TX    HOWARD            SPRAGUE B                               HOWARD-GLASSCOCK (UNKNOWN)              100.000%     71.036%    41.7
TX    HOWARD            SPRAGUE B 4                             HOWARD-GLASSCOCK (GLORIETA)             100.000%     80.000%     0.0

TX    PECOS       SHARP C 1                                     ABELL (CLEAR FORK 3200)                  20.000%     15.000%     0.0
TX    PECOS       STATE BALDWIN -B-                             ABELL (CLEAR FORK)                       60.000%     45.000%    87.9
TX    PECOS       STATE GROVE 2                                 ABELL (PERMIAN-GENERAL)                  60.000%     61.875%     0.0
TX    PECOS       STATE VOLLMAR B 5                             ABELL (PERMIAN-GENERAL)                 100.000%     80.000%     0.0
TX    PECOS       STATE-BALDWIN 1                               ABELL (MCKEE NORTHWEST)                  60.000%     45.000%    33.4
TX    PECOS       UNIVERSITY -BX-                               TAYLOR LINK (UNKNOWN)                   100.000%     75.000%   156.7

                                                                                                      TOTAL                   3000.0

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